UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.
ANNUAL REPORT

June 30, 2019

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.brownadvisory.com/mf/how-to-invest), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling (800) 540-6807 or by enrolling at www.brownadvisory.com/mf.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 540-6807 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	5
Brown Advisory Equity Income Fund	9
Brown Advisory Sustainable Growth Fund	13
Brown Advisory Mid-Cap Growth Fund	17
Brown Advisory Small-Cap Growth Fund	22
Brown Advisory Small-Cap Fundamental Value Fund	28
Brown Advisory Global Leaders Fund	33
Brown Advisory Intermediate Income Fund	38
Brown Advisory Total Return Fund	43
Brown Advisory Strategic Bond Fund	50
Brown Advisory Sustainable Bond Fund	58
Brown Advisory Maryland Bond Fund	64
Brown Advisory Tax-Exempt Bond Fund	69
Brown Advisory Mortgage Securities Fund	76
Brown Advisory – WMC Strategic European Equity Fund	86
Brown Advisory Emerging Markets Select Fund	90
Brown Advisory – Beutel Goodman Large-Cap Value Fund	94
Statements of Assets and Liabilities	98
Statements of Operations	103
Statements of Changes in Net Assets	108
Financial Highlights	117
Notes to Financial Statements	124
Report of Independent Registered Public Accounting Firm	138
Additional Information	139

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2019 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2019. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

GLOSSARY OF TERMS

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 16.50% in value. During the same period, the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”), increased 11.56%.

The Fund delivered strong results, in both absolute and relative terms over the course the fiscal year.  Falling interest rates coupled with a resilient labor market has translated to robust stock market appreciation, but this by no means is considered a “Goldilocks” scenario.  While the U.S. does have a relatively stronger footing than most global economies, international trade remains a wildcard and many economies have started to experience some weakness.  However equity markets seem to be discounting the probability of a deep global recession.

Health care continues to be a meaningful contributor to the Fund’s performance. Yet the backdrop for the health care sector broadly remains cloudy and the sector has been an underperformer for the benchmark. Concerns over drug pricing and increasing regulation continue to weigh on biopharma stocks. The portfolio remains overweight to the sector, although this is not due to a top-down view. From a bottom-up perspective, we are quite sanguine about the underlying strength of the individual business models that we own. For example, Danaher, which has been a longtime portfolio holding, announced the acquisition of GE’s health care business, sending the stock higher. This was not necessarily considered a transformative acquisition. We believe that the company has done an extraordinary job over the last several years transforming the business by increasing both the recurring nature of its revenues and the profitability of the business, thus improving the overall quality of its multi-industry business model.

On an absolute basis, technology was a leading sector for the market and the portfolio. Fundamentals across much of the software and services segment continue to be quite robust. As companies in all areas of the economy look to invest in technology to modernize their operations and stave off disruption, “digital transformation” partners, such as Salesforce.com, Adobe, Autodesk and Microsoft are experiencing robust, secular demand. This investment cycle remains early in the large enterprise segment, with today’s investments often focusing on front-office applications before moving to back-office applications and IT infrastructure in the future. In addition to these industrywide tailwinds, the portfolio benefited from several stock-specific drivers in companies like Intuit, Autodesk and Genpact.

While our industrials stocks were additive to performance, one holding BWX Technologies, has pulled back after missing expectations due to a quality control issue in a non-core business segment. The market initially overreacted to the news, however, the core naval power-plant business which underpins our investment case remains on track, and the stock has begun to recover.

We initiated a new position in consumer staples company, Brown-Forman. Brown-Forman owns a leading portfolio of super-premium spirits brands and maintains an exceptional position in the key growth categories of American whiskey and tequila. The stock underperformed its peer group and the broader market over last year, creating an opportunity to build our position at a compelling valuation. We eliminated our position in Facebook as the company remains in the crosshairs of regulatory and consumer backlash as a result of its missteps with respect to data governance practices, and management turnover. Given these challenges, we are reallocating the capital to Microsoft which is a business we believe has greater visibility and offers a more compelling ratio of upside potential versus downside risk.  Microsoft is an enterprise software company offering both cloud computing and productivity applications. The company has successfully reinvented itself over the last several years, and we have a high degree of confidence in its ability to grow revenues and expand operating margins going forward.

We are pleased that the portfolio continues to outperform, especially in light of the volatile markets we are experiencing.  We believe it is impossible, nor do we even try, to predict the short-term market response or the precise quarterly cadence of companies’ results. Our focus is geared toward finding companies with unique business models that we believe have the potential to grow at above-average rates over a full cycle. We have always been confident that the market will reward these types of companies over the long term.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	33.6%
Health Care	20.3%
Industrials	11.6%
Consumer Discretionary	11.4%
Consumer Staples	7.4%
Communication Services	5.9%
Real Estate Investment Trusts	3.9%
Materials	3.1%
Money Market Funds	2.8%
Other Assets and Liabilities	0.0%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	16.69%	13.57%	16.31%
Investor Shares	16.50%	13.39%	16.14%
Advisor Shares	16.22%	13.11%	15.82%
Russell 1000® Growth Index	11.56%	13.39%	16.28%
S&P 500 Index	10.42%	10.71%	14.70%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.71%	0.86%	1.11%
Net Expense Ratio[2]	0.71%	0.86%	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/growth-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 93.3%

Communication Services — 5.9%
64,945	Alphabet, Inc. — Class C*	70,199,700
673,995	Electronic Arts, Inc.*	68,248,734
		138,448,434
Consumer Discretionary — 11.4%
272,690	Alibaba Group Holding, Ltd. ADR*	46,207,320
54,825	Amazon.com, Inc.*	103,818,265
32,114	Booking Holdings, Inc.*	60,204,437
1,099,685	TJX Companies, Inc.	58,151,343
		268,381,365
Consumer Staples — 7.4%
979,915	Brown-Forman Corp.	54,316,688
189,018	Costco Wholesale Corp.	49,949,897
386,962	Estee Lauder Companies, Inc.	70,856,612
		175,123,197
Health Care — 20.3%
573,908	Danaher Corp.	82,022,931
449,197	DexCom, Inc.*	67,307,679
305,202	Edwards Lifesciences Corp.*	56,383,017
154,434	Intuitive Surgical, Inc.*	81,008,355
307,991	Thermo Fisher Scientific, Inc.	90,450,797
893,135	Zoetis, Inc.	101,361,891
		478,534,670
Industrials — 11.6%
800,300	BWX Technologies, Inc.	41,695,630
304,645	Cintas Corp.	72,289,212
863,492	Fortive Corp.	70,391,868
247,668	Roper Technologies, Inc.	90,710,881
		275,087,591
Information Technology — 33.6%
200,095	Adobe, Inc.*	58,957,992
646,105	Amphenol Corp.	61,987,314
443,699	Autodesk, Inc.*	72,278,567
126,464	FleetCor Technologies, Inc.*	35,517,414
1,651,121	Genpact, Ltd.	62,891,199
307,991	Intuit, Inc.	80,487,288
792,490	Microsoft Corp.	106,161,960
478,841	NXP Semiconductors NV	46,739,670
830,581	PayPal Holdings, Inc.*	95,068,301
446,249	salesforce.com, Inc.*	67,709,361
600,285	Visa, Inc.	104,179,462
		791,978,528
Materials — 3.1%
158,259	Sherwin-Williams Co.	72,528,517
Total Common Stocks (Cost $1,181,225,033)		2,200,082,302

Real Estate Investment Trusts — 3.9%
409,513	SBA Communications Corp.*	92,074,903
Total Real Estate Investment Trusts (Cost $41,070,486)		92,074,903

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
65,816,903	First American Government
	Obligations Fund — Class Z, 2.26%#	65,816,903
Total Short-Term Investments (Cost $65,816,903)		65,816,903
Total Investments — 100.0% (Cost $1,288,112,422)		2,357,974,108
Other Assets in Excess of Liabilities — 0.0%		729,657
NET ASSETS — 100.0%		$2,358,703,765

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 8.77% in value. During the same period, the Fund’s benchmark, the S&P 500® Index (the “Index”), increased 10.42%.

The U.S. stock market and the Fund rose sharply in the first half of 2019, recovering from the fourth quarter’s sharp decline. The catalyst for the equity market reversing the dour mood of late 2018 was a signal from the Federal Reserve that it was no longer as set on increasing interest rates. This caused bonds to rally, and equities followed. The gains in the equity market were against a backdrop of an escalation in the U.S. trade dispute with China and heightened concerns related to a slowing global economy.  Fears related to a potential economic slowdown were reflected by a surge in demand for Treasuries and the associated meaningful decline in the bond yields. The ten year yield fell to 2%, a level which was last seen in 2016.

We continue to view equities as more attractive than bonds. With interest on U.S. Treasuries capitalized at 2% and stocks capitalized at 5.6% with price-to-earnings ratios (P/E) of 17.7x on forward-year earnings, the advantage of stocks is strong, in our view. With this spread in favor of stocks, one would have to either be very negative on the future of sustainable earnings of stocks or, given stocks’ greater sensitivity to increases in interest rates, very negative on the outlook for inflation and thus interest rates. In the 12-month period, information technology was our best performing sector compared to the S&P 500 Index and the financial sector was the laggard. The Fund’s information technology holdings had a larger weighting and a higher return than the Index sector. Our financials’ sector holdings declined very slightly relative to the sector’s increase in the Index.

The biggest contributors, all long-term holdings, to returns in the twelve-month period were global payments networks MasterCard and Visa. Microsoft, a software and services provider, Edwards Lifesciences, a manufacturer and marketer of medical devices to treat late-stage cardiovascular disease, and PayPal Holdings, a digital payments company, were also strong contributors. These companies achieved strong business results and we continue to like their long-term prospects.

The largest detractors to returns were Charles Schwab Corp, a financial services provider, Conagra Brands, a packaged food business, Cimarex Energy Co., an oil and gas exploration and production company, Suncor Energy Inc, a Canadian integrated energy company and Wells Fargo & Co., a banking and diversified financial services company. Energy and financial stocks were generally lower for the period. Energy stocks fell with the decline in the price of oil while financials were impacted by lower interest rates. Conagra Brands disappointed investors with its results which included its recent acquisition of Pinnacle Foods. Despite the setback, we continue to hold the shares.

We added one new investment and eliminated three since our December 31, 2018 Semi-Annual Report to shareholders. New holdings include Stericycle, Inc., a medical waste removal and document destruction business, as well as spin-offs Corteva, Inc. (agricultural products) and Dow, Inc. (materials science) from our original investment in DowDuPont. We believe that value will be realized from these and future business portfolio changes within the various DowDuPont companies.

We view Stericycle’s business as a tollbooth on medical and business activity with a highly recurring revenue base. The business had faced challenges due to poor management.  A new management team is in place to revive the business prospects.

We purchased Stericycle with the proceeds from the sale of T. Rowe Price. T. Rowe Price is a good business but the asset management industry is facing challenges such as fee compression as low fee passive investing continues to gain share.

We sold Altaba and invested the proceeds in existing holding Alibaba Group Holding due to a narrowing spread in valuation between the two. Since Altaba’s value was largely tied to its investment in Alibaba, our exposure to the underlying business did not change. We now own Alibaba directly rather than through an intermediary. Alibaba is the largest e-commerce company in China. We believe that Alibaba will continue to achieve above-average growth in China and other regions in Asia.

We eliminated eBay due to its lagging overall e-commerce growth rates. We made our investment in eBay in 2014 and saw an opportunity for improvement in its namesake business and potential for its PayPal business. PayPal was spun out of eBay in 2016 and is currently held in the Fund. eBay was moderately successful as an investment and PayPal, to date, has been very successful, making the combination quite attractive overall in our view.

We search for investment bargains among long-term attractive businesses with shareholder-oriented managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks can arise for various reasons, but are often due to short-term investor perceptions, temporary business challenges that will improve,

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2019

company or industry changes for the better or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.  To that end, our equity research team is experienced, enterprising, and motivated in this search.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	26.0%
Financials	19.9%
Consumer Discretionary	14.9%
Communication Services	10.0%
Health Care	8.9%
Industrials	7.4%
Energy	4.4%
Consumer Staples	3.2%
Real Estate Investment Trusts	2.6%
Money Market Funds	1.4%
Materials	1.2%
Other Assets and Liabilities	0.1%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	8.94%	10.58%	14.98%
Investor Shares	8.77%	10.42%	14.81%
Advisor Shares	8.52%	10.15%	14.54%
S&P 500 Index	10.42%	10.71%	14.70%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.58%	0.73%	0.98%
Net Expense Ratio[2]	0.58%	0.73%	0.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/flexible-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 95.9%

Communication Services — 10.0%
5,631	Alphabet, Inc. — Class A*	6,097,247
13,724	Alphabet, Inc. — Class C*	14,834,409
100,082	Facebook, Inc.*	19,315,826
57,561	Walt Disney Co.	8,037,818
		48,285,300
Consumer Discretionary — 14.9%
72,972	Alibaba Group Holding, Ltd. ADR*	12,365,105
2,831	Amazon.com, Inc.*	5,360,866
7,958	Booking Holdings, Inc.*	14,918,942
214,901	CarMax, Inc.*	18,659,854
164,470	Lowe’s Companies, Inc.	16,596,668
80,351	TJX Companies, Inc.	4,248,961
		72,150,396
Consumer Staples — 3.2%
230,720	Conagra Brands, Inc.	6,118,695
437,740	Nomad Foods, Ltd.*	9,350,126
		15,468,821
Energy — 4.4%
79,859	Cimarex Energy Co.	4,738,035
467,633	Kinder Morgan, Inc.	9,764,177
221,345	Suncor Energy, Inc.	6,897,110
		21,399,322
Financials — 19.9%
78,002	Ameriprise Financial, Inc.	11,322,770
474,204	Bank of America Corp.	13,751,916
97,712	Berkshire Hathaway, Inc.*	20,829,267
287,594	Charles Schwab Corp.	11,558,403
137,660	JPMorgan Chase & Co.	15,390,388
272,692	KKR & Co., Inc.	6,890,927
328,682	Regions Financial Corp.	4,910,509
247,514	Wells Fargo & Co.	11,712,362
		96,366,542
Health Care — 8.9%
31,906	Anthem, Inc.	9,004,192
86,474	Edwards Lifesciences Corp.*	15,975,207
50,819	Merck & Co., Inc.	4,261,173
55,207	UnitedHealth Group, Inc.	13,471,060
		42,711,632
Industrials — 7.4%
67,898	Canadian National Railway Co.	6,279,207
121,999	Delta Air Lines, Inc.	6,923,443
28,599	General Dynamics Corp.	5,199,870
119,175	Stericycle, Inc.*	5,690,606
38,504	United Rentals, Inc.*	5,106,786
51,157	United Technologies Corp.	6,660,642
		35,860,554
Information Technology — 26.0%
56,547	Accenture PLC	10,448,189
66,203	Apple, Inc.	13,102,898
27,014	Broadcom, Inc.	7,776,250
98,637	MasterCard, Inc.	26,092,446
158,249	Microsoft Corp.	21,199,036
98,171	PayPal Holdings, Inc.*	11,236,653
116,078	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	4,546,775
179,808	Visa, Inc.	31,205,678
		125,607,925
Materials — 1.2%
38,550	Corteva, Inc.	1,139,923
38,550	Dow, Inc.	1,900,900
38,550	DuPont de Nemours, Inc.	2,893,949
		5,934,772
Total Common Stocks (Cost $262,848,453)		463,785,264

Real Estate Investment Trusts — 2.6%
39,605	Crown Castle International Corp.	5,162,512
34,038	SBA Communications Corp.*	7,653,104
Total Real Estate Investment Trusts (Cost $8,139,080)		12,815,616

Short-Term Investments — 1.4%

Money Market Funds — 1.4%
6,831,305	First American Government
	Obligations Fund — Class Z, 2.26%#	6,831,305
Total Short-Term Investments (Cost $6,831,305)		6,831,305
Total Investments — 99.9% (Cost $277,818,838)		483,432,185
Other Assets in Excess of Liabilities — 0.1%		326,452
NET ASSETS — 100.0%		$483,758,637

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Equity Income Fund – Investor Shares (the “Fund”) increased 13.03% in value. During the same period, the Fund’s benchmark, the S&P 500® Index (the “Index”), increased 10.42%.

The past year was far from a smooth upward ride for U.S. investors. Stocks jumped during the first three months, declined sharply in October and December, and then reversed course and recouped more than all of their lost ground during the final six months of the period. Worries over the direction of interest rates and trade tensions between the U.S. and China preoccupied investors’ minds throughout the year. However, by the end of the period a sense of relief on both issues emerged and helped to push stock prices higher and the Index to a new all-time high.

The best performing sectors for the Fund during the period were financials, information technology, and health care. Most notably among financials, property and casualty insurers Erie Indemnity and Cincinnati Financial were strong performers. Recently, both companies have posted steady business growth attributable to a beneficial pricing environment and market share gains for their various insurance products. Moreover, the changing interest rate environment is not expected to greatly impact Erie and Cincinnati’s future financial results. In contrast, lower interest rates are expected to create a bit of a near-term growth headwind for the Fund’s bank stocks such as Bank of America, JPMorgan Chase, and Wells Fargo.

Information technology holdings Microsoft and Cisco Systems also rose in price during the period. Both companies continued to report strong financial results because of a persistent spending tailwind for cloud computing and systems digitalization by corporate customers around the globe. Other information technology sector holdings such as Automatic Data Processing and Broadcom have seen strong demand for their products as well. Higher margins and impressive free cash flow growth during the year propelled both of those stocks higher.

The Fund’s health care stocks performed well in the face of growing political scrutiny in the U.S. around the issue of drug prices. Pharmaceutical companies Merck, Novartis, and Johnson & Johnson all gained because of a brighter general sales outlook for their current drugs and investor enthusiasm for future drugs in their development pipelines. The Fund added fellow pharmaceutical maker Gilead Sciences during the market selloff in December. Along with a historical commitment to dividend growth, Gilead has a strong franchise in HIV drugs where it continues to innovate to maintain its leading position with patients.

Industrials and consumer staples were the worst performing sectors for the Fund during the period. In industrials, nursing home outsourced services provider Healthcare Services Group declined because of an ongoing Securities and Exchange Commission examination of its financial reporting practices. The company, which has also struggled with stagnating margins in its core business, delayed but eventually filed its annual report without any changes to its previous financial statements. Also in the sector, data measurement company Nielsen was eliminated during the period because of deteriorating cash flows that led to a reduction in its full-year financial guidance.

In consumer staples, tobacco holdings Altria and Philip Morris International dropped amid ongoing investor concerns over how the rapid adoption of new e-cigarette technologies and tighter regulatory oversight could negatively impact the sales volumes of traditional cigarettes. The declines from Altria and Philip Morris International offset solid stock performance during the period from the Fund’s other consumer staples holdings, Coca-Cola and Unilever.

The December stock market sell-off created new investment opportunities as price/earnings multiples fell across many industry sectors. Besides adding Gilead Sciences in health care, the Fund also added cable and broadband provider Comcast in communications services and luxury retailer Tiffany & Co. in consumer discretionary. Along with reasonable valuations, both Comcast and Tiffany offered above-average dividend yields, strong balance sheets and cash flows, and attractive future growth potential.

There were several corporate actions that impacted existing holdings during the final months of the period. Chemical maker Dow Inc. and agricultural products company Corteva separated from specialty products maker DuPont de Nemours, and jeans producer Kontoor Brands was spun-off from former parent VF Corp. While the Fund continues to hold these new positions, it eliminated eye care company Alcon following the company’s spin-off from Novartis. While the Alcon business has many attractive attributes, the expected dividend yield from the new company was well below the Index’s average.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2019

Remaining patient and disciplined early in the period paid off for investors in December, as market volatility increased. This created a better environment to buy high quality companies with durable, defensible business models at attractive prices. Through ups and downs in the stock market, the Fund’s long-term strategy has remained the same. The ultimate goal is to build a portfolio of investments that should generate a reliable stream of growing income over time, while also offering capital conservation during those periods when it is needed.

Sincerely,

Brian Graney, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	23.4%
Financials	15.6%
Health Care	14.2%
Consumer Discretionary	11.8%
Consumer Staples	7.7%
Real Estate Investment Trusts	7.3%
Energy	5.5%
Industrials	5.1%
Materials	4.2%
Money Market Funds	3.2%
Communication Services	2.1%
Other Assets and Liabilities	(0.1)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/29/11)
Institutional Shares[1]	13.12%	7.86%	11.18%
Investor Shares	13.03%	7.71%	11.02%
Advisor Shares	12.67%	7.44%	10.74%
S&P 500 Index	10.42%	10.71%	14.29%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.77%	0.92%	1.17%
Net Expense Ratio[2]	0.77%	0.92%	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/equity-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 89.6%

Communication Services — 2.1%
44,662	Comcast Corp.	1,888,309

Consumer Discretionary — 11.8%
19,172	Best Buy Co., Inc.	1,336,863
16,863	Hasbro, Inc.	1,782,082
6,708	Home Depot, Inc.	1,395,063
1,686	Kontoor Brands, Inc.	47,242
12,950	Lowe’s Companies, Inc.	1,306,784
13,263	McDonald’s Corp.	2,754,195
10,053	Tiffany & Co.	941,363
11,802	V.F. Corp.	1,030,905
		10,594,497
Consumer Staples — 7.7%
23,299	Altria Group, Inc.	1,103,208
45,630	Coca-Cola Co.	2,323,480
16,761	Philip Morris International, Inc.	1,316,241
36,239	Unilever NV ADR	2,200,432
		6,943,361
Energy — 5.5%
106,373	Kinder Morgan, Inc.	2,221,068
15,316	Occidental Petroleum Corp.	770,088
62,329	Suncor Energy, Inc.	1,942,172
		4,933,328
Financials — 15.6%
14,333	Ameriprise Financial, Inc.	2,080,578
72,748	Bank of America Corp.	2,109,692
22,857	Cincinnati Financial Corp.	2,369,585
10,948	Erie Indemnity Co.	2,783,857
25,337	JPMorgan Chase & Co.	2,832,677
37,903	Wells Fargo & Co.	1,793,570
		13,969,959
Health Care — 14.2%
13,025	AbbVie, Inc.	947,178
12,159	Gilead Sciences, Inc.	821,462
17,763	Johnson & Johnson	2,474,031
21,822	Medtronic PLC	2,125,245
44,102	Merck & Co., Inc.	3,697,953
29,192	Novartis AG ADR	2,665,521
		12,731,390
Industrials — 5.1%
7,472	General Dynamics Corp.	1,358,559
29,047	Healthcare Services Group, Inc.	880,705
18,272	United Technologies Corp.	2,379,014
		4,618,278
Information Technology — 23.4%
13,246	Accenture PLC	2,447,463
18,816	Apple, Inc.	3,724,063
19,138	Automatic Data Processing, Inc.	3,164,085
6,623	Broadcom, Inc.	1,906,497
74,601	Cisco Systems, Inc.	4,082,913
42,556	Microsoft Corp.	5,700,802
		21,025,823
Materials — 4.2%
9,492	Corteva, Inc.	280,679
14,276	Dow, Inc.	703,950
9,492	DuPont de Nemours, Inc.	712,564
10,308	Linde PLC	2,069,846
		3,767,039
Total Common Stocks (Cost $45,392,630)		80,471,984

Real Estate Investment Trusts — 7.3%
10,834	American Tower Corp.	2,215,011
32,554	W.P. Carey, Inc.	2,642,734
64,072	Weyerhaeuser Co.	1,687,657
Total Real Estate Investment Trusts (Cost $4,610,933)		6,545,402

Short-Term Investments — 3.2%

Money Market Funds — 3.2%
2,873,953	First American Government
	Obligations Fund — Class Z, 2.26%#	2,873,953
Total Short-Term Investments (Cost $2,873,953)		2,873,953
Total Investments — 100.1% (Cost $52,877,516)		89,891,339
Liabilities in Excess of Other Assets — (0.1)%		(115,615)
NET ASSETS — 100.0%		$89,775,724

ADR — American Depositary Receipt
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 18.89% in value. During the same period, the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”), increased 11.56%.

We are pleased with the outperformance generated over the period.  We added value in six of the ten economic sectors and added the most value in the areas of the market in which we have the largest weights (i.e. technology and health care).  The Fund’s relative outperformance was also due to strong stock selection in materials and real estate. Our underweight in communication services also contributed to the positive performance relative to the benchmark. These positive factors more than offset weak performance from some of our industrial holdings.

As of the date of this writing, uncertainty surrounding trade talks between the U.S. and China dominate short-term sentiment. Increased antitrust scrutiny of big technology companies, slowing global growth, and the hope of a dovish Federal Reserve in the back half of the year round out the major, near-term caveats to an otherwise healthy domestic market. While the macroeconomic environment remains fluid and is always uncertain, our focus remains unchanged. We seek to identify fundamentally superior companies that are using sustainability strategies to drive strong financial performance. We are in the tenth year of a bull market and are careful to avoid chasing momentum-led stories.

Taking a closer look at the last twelve months, performance was broad-based with a number of stocks from different sectors contributing positively to performance, including Ball Corporation, American Tower and Danaher.  Ball Corporation posted strong revenue growth in its most recent quarter.  The majority of new beverage offerings are being packaged in cans which is a dramatic shift from just a few years ago when most were packaged in plastic bottles.  American Tower posted strong growth in the U.S. as carrier spending remains robust.  Going forward, we expect domestic carrier spending to remain elevated given the move to 5G.  During the first quarter in 2019, Danaher announced its intentions to acquire the biopharma business from General Electric for roughly $21b.  The deal should expand Danaher’s presence in multiple fast-growing areas of life sciences including research, discovery, process development, and manufacturing workflows of biopharmaceuticals.

In terms of our largest detractors, Facebook, Welbilt and J.B. Hunt were our worst performers during the period. Facebook came under significant pressure after the company reduced its near-term profitability goals.  Welbilt encountered lower-than-expected demand for its cooking equipment and J.B. Hunt’s intermodal business suffered reduced volume as a result of the trade war with China.

We added three new names to the portfolio during the last twelve months including Analog Devices, Illumina, Aspen Technologies.

Analog Devices is a leading, high-performance analog technology company. The company translates real-world phenomena to accurately sense, measure, connect, interpret and power various applications. Energy efficiency has increased the adoption of analog chips which has helped make numerous applications smarter, safer, more accurate and more efficient.

Illumina is a leading developer of life science tools and integrated systems for the analysis of genetic variation and function. Illumina’s sustainable business advantage is its ability to drive the efficiency and productivity of diagnostics and therapeutics within the health system.

Aspen Technology is a provider of process optimization and asset performance management software to the process industries. Its solutions help improve the competitiveness and profitability of its customers by increasing throughput, energy efficiency, and production yields and by reducing unplanned downtime.

As for deletions during the period, we eliminated A.O. Smith, Facebook, and Welbilt.  We sold A.O. Smith because the Chinese market has become increasingly competitive which is extremely concerning given that part of our investment thesis had been centered on the company’s strong market position in the region. We exited the stock and swapped the position into Analog Devices with confidence that this is an upgrade to the portfolio.

We also exited our position in Facebook during the period given the elevated risks around privacy, data security, governance, and regulation. Soon after our initiation of Welbilt, the company’s CEO surprisingly resigned. This prompted us to exit the position, having lost confidence in the management team and their ability to execute in a highly competitive industry.  We swapped our position into Aspen Technologies in the fourth quarter.  We also sold our position in Red Hat after IBM announced its intention to acquire the company in the fourth quarter of 2018.  Finally, we consolidated our ownership in Alphabet by selling our Class C shares and retaining our ownership in the Class A shares.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2019

We maintain a disciplined process of discerning what we believe to be are high-quality names poised for steady success–even in uncertain operating environments.  Sustainable growth requires management teams to be resilient against many challenges, including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that have been making the right long-term investments, for many years now, toward their own long-term sustainability and growth.

While we enter the second half of calendar year 2019 with considerable macroeconomic and political uncertainty, we will maintain focus on our disciplined, repeatable formula for stock selection which we believe will enable us to provide attractive long-term returns.

Sincerely,

David Powell and Karina Funk
Portfolio Managers

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	31.8%
Health Care	24.8%
Consumer Discretionary	13.2%
Industrials	10.3%
Materials	6.4%
Real Estate Investment Trusts	4.5%
Communication Services	3.4%
Money Market Funds	3.0%
Consumer Staples	2.1%
Other Assets and Liabilities	0.5%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares	18.89%	16.26%	17.16%
Investor Shares	18.68%	16.08%	16.97%
Advisor Shares	18.39%	15.78%	16.68%
Russell 1000® Growth Index	11.56%	13.39%	15.75%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.73%	0.88%	1.13%
Net Expense Ratio[1]	0.73%	0.88%	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

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Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 92.0%

Communication Services — 3.4%
43,228	Alphabet, Inc. — Class A*	46,807,278

Consumer Discretionary — 13.2%
31,655	Amazon.com, Inc.*	59,942,858
369,988	Aptiv PLC	29,906,130
123,897	Home Depot, Inc.	25,766,859
233,157	Marriott International, Inc.	32,709,595
638,544	TJX Companies, Inc.	33,766,207
		182,091,649
Consumer Staples — 2.1%
484,354	Unilever NV ADR	29,409,975

Health Care — 24.8%
461,889	Danaher Corp.	66,013,176
175,293	Edwards Lifesciences Corp.*	32,383,629
126,279	IDEXX Laboratories, Inc.*	34,768,397
104,495	Illumina, Inc.*	38,469,834
41,866	Mettler-Toledo International, Inc.*	35,167,440
186,526	Thermo Fisher Scientific, Inc.	54,778,956
210,011	UnitedHealth Group, Inc.	51,244,784
219,882	West Pharmaceutical Services, Inc.	27,518,232
		340,344,448
Industrials — 10.3%
432,617	Fortive Corp.	35,266,938
293,744	J.B. Hunt Transport Services, Inc.	26,851,139
218,521	Nordson Corp.	30,879,202
329,824	Verisk Analytics, Inc.	48,306,023
		141,303,302
Information Technology — 31.8%
135,129	Adobe, Inc.*	39,815,760
175,705	Analog Devices, Inc.	19,831,823
272,640	Aspen Technology, Inc.*	33,883,699
234,518	Autodesk, Inc.*	38,202,982
216,138	Intuit, Inc.	56,483,344
1,148,426	Marvell Technology Group, Ltd.	27,412,929
512,605	Microsoft Corp.	68,668,566
232,817	Monolithic Power Systems, Inc.	31,611,892
207,969	salesforce.com, Inc.*	31,555,136
136,831	Tyler Technologies, Inc.*	29,558,233
347,863	Visa, Inc.	60,371,624
		437,395,988
Materials — 6.4%
577,276	Ball Corp.	40,403,547
244,049	Ecolab, Inc.	48,185,035
		88,588,582
Total Common Stocks (Cost $912,548,668)		1,265,941,222

Real Estate Investment Trusts — 4.5%
300,551	American Tower Corp.	61,447,652
Total Real Esate Investment Trusts (Cost $40,176,397)		61,447,652

Short-Term Investments — 3.0%

Money Market Funds — 3.0%
41,319,174	First American Government
	Obligations Fund — Class Z, 2.26%#	41,319,174
Total Short-Term Investments (Cost $41,319,174)		41,319,174
Total Investments — 99.5% (Cost $994,044,239)		1,368,708,048
Other Assets in Excess of Liabilities — 0.5%		6,880,026
NET ASSETS — 100.0%		$1,375,588,074

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) increased 16.80% in value. During the same period, the Fund’s benchmark, the Russell Midcap Growth Index (the “Index”), increased 13.94%.

Solid returns since last June might seem benevolent, but that masks a jarring December-quarter drawdown and ebullient 2019 recovery. Specifically, the Fund’s benchmark retrenched 22.46% between September 14th and Christmas Eve of 2018, then surged 35.18% into the end of June. Given our quality-bent, our Fund benefited from that volatility in terms of relative results. Also, many fourth-quarter “losers” turned into recent “winners,” helping the Fund outpace its benchmark in the first half of 2019. As detailed below, we took advantage of several pops and drops. We added to numerous existing positions such as Catalent (CTLT), SiteOne (SITE), National Vision (EYE), and GoDaddy (GDDY) and built new ones in companies that we think will compound at above-average rates for many years to come.

While we welcome volatility, the Fund’s subtle small-cap bias likely counteracted any tailwind it may have provided. Aside from the frenetic swing captioned above, small-caps’ lag may be the most notable market dynamic in the last 12 months. Measured by the Russell Midcap Growth Index and the Russell 2000® Growth Index, mid-caps have outpaced small-caps by a staggering 14% over the last twelve months. Why? We suspect a number of reasons play a role. Tech has outperformed, and the mid- and large-cap growth benchmarks boast heavier weights in that sector.  Specifically, the Russell Midcap Growth Information Technology sector was the best performing vertical June to June, rising more than 23%, beating the Index average by more than 9%. Outside of what we have dubbed “the tech phenomenon,” small-cap valuations seemed mildly stretched to us twelve months ago. So, the starting point of this analysis matters. Finally, Wall Street analysts now expect mid- and large-caps to post faster growth rates this year.

Despite the portfolio’s minor small-cap tilt and technology sector underweight, the team’s solid stock selection helped the Fund outpace its benchmark over the last twelve months, with particular success in materials and health care.  Strong gains from portfolio holdings Ball Corp (BLL) and Ecolab (ECL) lifted returns in the materials sector during the period. The portfolio’s tilt away from the building materials industry (an underperforming category) also aided the index-relative comparison. Broad positive stock selection, boosted by M&A in the biotech industry, lifted the Fund’s returns in the health care sector. The portfolio’s tilt away from high-multiple technology stocks (an outperforming category) drove underperformance in the information technology sector.  A pullback in Electronic Arts’ (EA) share price dampened returns in the commercial services industry while a number of detractors muted the Fund’s performance in the consumer discretionary sector over the last twelve months.

Top contributors during the period included Ball Corporation (BALL), Waste Connections (WCN) and HEICO (HEI). Ball Corp’s share-price nearly doubled as accelerating can demand in North America and continued strength in Europe washed away investors’ doubts following the firm’s extended integration of Rexam. As the market-share leader in specialty aluminum cans, Ball also benefited from a growing popular movement away from plastic bottles. Waste Connections, a long-term holding and also the largest position in the portfolio, outperformed largely attributable to stable trends in waste volumes and strong pricing. HEICO continued to deliver double-digit organic growth driven by strong aerospace aftermarket and defense demand, along with margin improvement. Strong free cash flow conversion has also enabled the company to deploy capital into niche, accretive M&A opportunities.

The biggest detractors during the period included Welbilt Inc. (WBT), Electronic Arts (EA), and Covetrus (CVET). As a result of input cost inflation and a host of other reasons, Welbilt’s margins compressed and the company reported lower-than expected earnings during the second half of 2018. Shares felt additional pressure due to management changes and fears surrounding tariffs. We sold the position after shares partially recovered in Q1 to fund higher-conviction ideas. Electronic Arts’ closely-watched Live Services revenue growth decelerated in late 2018 for several reasons, including unfavorable currency movements and the World Cup’s negative effect on FIFA Ultimate Team. To make matters worse, sales of Battlefront and Battlefield—two main game franchises—missed expectations. We still hold the position. EA’s full-game sales continue to transition from packaged to digital (which boosts gross profit) and we believe Live Services revenue growth will recover this year.  Covetrus has suffered due to weak results from Henry Schein’s vet distribution business.  We believe the integration of Vets First Choice (patient engagement/prescription management software) and Schein’s distribution business could be rocky for a few quarters but ultimately quite successful. VFC’s contingency revenue model boasts low start-up costs and can lift profits for veterinarians as it increases pet-owner prescription compliance and ultimately grows pharmaceutical sales. We added to the position on weakness.

During the period, the Fund added twenty-three investments and exited twenty positions.  Dollar turnover remains within historical norms but was mildly elevated when compared to the previous year due to heightened market volatility. Given our three-

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Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2019

to five-year investment time-horizon, we expect turnover to range between 20% and 50% annually, depending on market conditions, portfolio needs, and investment opportunities.

Eight of the new positions were in health care, five in information technology, four in communication services, three in consumer discretionary, two in industrials, and one in financials.  We took advantage of the late 2018 drawdown to build new positions in companies that we think will be much larger in three to five years, including Teleflex (TFX), Aspen Technology (AZPN), NXP Semiconductor (NXPI), Integra Lifesciences (IART), and ServiceNow (NOW). Despite lower volatility and higher prices, we also found several opportunities to build new positions during the first half of 2019. Match.com (MTCH) and KAR Auction Services (KAR), for instance, are highlighted below. However, we also bought DollarTree (DLTR), Farfetch (FTCH), and Littlefuse (LFUS).

In the last twelve months, we shuffled a few small positions in the Fund’s “biotech basket.” We sold Alder (ALDR) to purchase Biohaven (BHVN), we ditched Agios (AGIO) to buy Blueprint Medicines (BPMC), we bought Global Blood Therapeutics (GBT), and we built new positions in Loxo Oncology (LOXO) and Array BioPharma (ARRY). Eli Lilly bought Loxo and Pfizer announced its intention to buy ARRY in 1H19.  Finally, we participated in three IPOs—Lyft (LYFT), Pinterest (PINS), and Tradeweb (TW). We sold our small position in Lyft immediately following its public-market debut when it breached our target price.  We added to Pinterest in the open market. We held a small position in Tradeweb at the end of June.

Match.com (MTCH) owns over 40 online dating sites, including Tinder, which is driving the firm’s double-digit percentage revenue and EBITDA growth. The online dating market is large, underpenetrated and growing. Match estimates that there are over 600 million singles globally (ex. China), with a small portion currently using an app. In fact, while usage has grown rapidly in the U.S., still only 39% of singles try to pair over the internet, up from 29% in 2012. Usage outside the U.S. varies, but generally remains about five years behind that in the U.S.; less than one-third of international singles have ever even tried a dating app. That is changing and Tinder is the only online dating site to truly gain global scale. While the addressable opportunity is smaller, the dynamics of the online dating market remind us of online travel ten years ago, shortly after Priceline bought Booking.com and ActiveHotels.com. Priceline (now Booking Holdings) went on to drive surprisingly durable growth for years thanks to that market construct. We think Match, which commands over 50% market share, could drive the same over the next several years. In addition to increasing subscribers, we think Match can further monetize its Tinder users by adding features that ease the path to a match and by pushing price. We took advantage of investor concerns regarding a temporary lull in growth following the introduction of a higher-priced subscription tier (“Tinder Gold”) one year ago to accumulate shares in the first quarter.

KAR Auction Services (KAR) and its recent spin-off Insurance Auto Auctions (IAA) compete in two different domestic oligopolies—whole-car and salvage auctions, respectively. Both businesses enjoy secular growth drivers, and KAR (the previously-combined entity) has been a compounder since 2011. We took advantage of weakness in the first quarter of 2019 following the firm’s earnings report to build a position. At the time, we believe investors feared fading growth in off-lease vehicles, heavy investments in a new online platform, and a delayed spin-off of its salvage auction business. The last concern was deep-sixed in June when KAR spun out Insurance Auto Auctions (IAA). Based on our primary research, we think the other two concerns could prove transient for the remaining company (KAR). Moreover, we believe investors will warm up to IAA’s secular growth prospects, its noncyclical profile, and its potential for margin improvement, helping to close the valuation gap from its main competitor.

We sold positions across a variety of sectors: six in information technology, six in health care, three in industrials, two in communication services, one in consumer discretionary, one in consumer staples, and one in financials. Typically, we sell for three reasons: valuation, structural (an acquisition, for instance), or fundamentals.  We exited HealthEquity (HQY), Gartner (IT), and Global Payments (GPN) due to heightened valuations. We sold Cotiviti (COTV), Loxo Oncology (LOXO), and Worldpay (WP) for structural reasons after announced take outs. We sold A. O. Smith (AOS), Agios (AGIO), Alder (ALDR), BankUnited (BKU), Blackbaud (BLKB), CoreLogic (CLGX), Estee Lauder (EL), Liberty Media Liberty Sirius (LSXMA), Microchip (MCHP), Sensata (ST), Ultragenyx (RARE), and Welbilt (WBT) in favour of more promising ideas.

We build the portfolio’s holdings through bottom-up fundamental research, eschewing “macro overlays.”  However, our team speaks to hundreds of small- and mid-cap company management teams each year and we use this primary research to build a broader view of the domestic economy and its sub-sectors.  Management teams have generally noted stability/strength from a macro perspective the past two months, only citing swings in industries highlighted in the second half of last year—semiconductors, transportation, and U.S. residential housing. We have also seen deterioration in some industries exposed to China—autos, for instance—while others, such as luxury consumer goods, have shown surprising strength.  Given comments indicating stability, we are cautiously optimistic on the remainder of the year.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2019

As always, we remain committed to achieving attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies that we believe could one day grow much larger. We are grateful for your support and look forward to updating you again.

Sincerely,

George Sakellaris
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell Midcap Growth Index (“Index”) measures the performance of the mid-capitalization growth sector of the U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	26.5%
Industrials	18.0%
Health Care	16.9%
Consumer Discretionary	15.6%
Communication Services	5.9%
Materials	5.1%
Money Market Funds	4.1%
Consumer Staples	2.9%
Real Estate Investment Trusts	2.2%
Financials	2.1%
Other Assets and Liabilities	0.7%
100.0%

		Since Inception
Average Annual Total Return	One Year	(10/2/17)
Institutional Shares[1]	16.98%	17.80%
Investor Shares	16.80%	17.62%
Russell Midcap Growth Index	13.94%	15.02%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	1.44%	1.59%
Net Expense Ratio[2]	0.71%	0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mid-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 93.0%

Communication Services — 5.9%
10,265	Electronic Arts, Inc.*	1,039,434
10,965	Farfetch, Ltd.*	228,072
5,444	Liberty Broadband Corp.*	559,861
7,466	Match Group, Inc.	502,237
9,566	Pinterest, Inc.*	260,387
1,962	Tradeweb Markets, Inc.	85,955
		2,675,946
Consumer Discretionary — 15.6%
10,615	Aptiv PLC	858,010
5,230	Bright Horizons Family Solutions, Inc.*	789,050
4,277	CarMax, Inc.*	371,372
11,976	Ctrip.com International, Ltd. ADR*	442,034
6,144	Dollar Tree, Inc.*	659,804
7,155	Etsy, Inc.*	439,102
13,512	IAA, Inc.*	523,995
7,388	Marriott International, Inc.	1,036,463
27,763	National Vision Holdings, Inc.*	853,158
7,641	Ross Stores, Inc.	757,376
7,116	Six Flags Entertainment Corp.	353,523
		7,083,887
Consumer Staples — 2.9%
5,502	Brown-Forman Corp.	304,976
8,321	Calavo Growers, Inc.	804,973
2,625	Church & Dwight Co., Inc.	191,783
		1,301,732
Financials — 2.1%
19,151	KKR & Co., Inc.	483,945
9,410	Webster Financial Corp.	449,516
		933,461
Health Care — 16.9%
7,991	Array BioPharma, Inc.*	370,222
5,517	Biohaven Pharmaceutical Holding Co., Ltd.*	241,589
2,041	Blueprint Medicines Corp.*	192,528
25,033	Catalent, Inc.*	1,357,039
4,413	Charles River Laboratories International, Inc.*	626,205
1,439	Cooper Companies, Inc.	484,785
25,061	Covetrus, Inc.*	612,992
3,189	DexCom, Inc.*	477,840
4,880	Edwards Lifesciences Corp.*	901,531
2,353	Global Blood Therapeutics, Inc.*	123,768
4,724	Henry Schein, Inc.*	330,208
11,801	Integra LifeSciences Holdings Corp.*	659,086
2,664	Neurocrine Biosciences, Inc.*	224,922
3,247	Teleflex, Inc.	1,075,243
		7,677,958
Industrials — 18.0%
5,172	Allegion PLC	571,765
9,099	BWX Technologies, Inc.	474,058
2,994	Cintas Corp.	710,446
4,997	HEICO Corp.	668,649
5,249	Hexcel Corp.	424,539
3,208	IDEX Corp.	552,225
3,519	J.B. Hunt Transport Services, Inc.	321,672
13,512	KAR Auction Services, Inc.	337,800
12,132	SiteOne Landscape Supply, Inc.*	840,748
9,721	TransUnion	714,591
17,517	Waste Connections, Inc.	1,674,274
7,544	Woodward, Inc.	853,679
		8,144,446
Information Technology — 26.5%
5,191	Amphenol Corp.	498,025
4,200	Aspen Technology, Inc.*	521,976
5,638	Autodesk, Inc.*	918,430
13,648	Black Knight, Inc.*	820,927
9,274	Booz Allen Hamilton Holding Corp.	614,032
4,783	Broadridge Financial Solutions, Inc.	610,693
1,691	Fair Isaac Corp.*	531,008
30,660	Genpact, Ltd.	1,167,839
11,121	GoDaddy, Inc.*	780,138
5,522	Guidewire Software, Inc.*	559,820
3,325	Intuit, Inc.	868,922
2,975	Jack Henry & Associates, Inc.	398,412
2,100	Littelfuse, Inc.	371,511
34,568	Marvell Technology Group, Ltd.	825,138
23,408	Mimecast, Ltd.*	1,093,389
6,241	NXP Semiconductors NV	609,184
1,575	ServiceNow, Inc.*	432,448
1,866	WEX, Inc.*	388,315
		12,010,207
Materials — 5.1%
22,417	Ball Corp.	1,568,966
3,830	Ecolab, Inc.	756,195
		2,325,161
Total Common Stocks (Cost $34,946,766)		42,152,798

Real Estate Investment Trusts — 2.2%
4,472	SBA Communications Corp.*	1,005,484
Total Real Estate Investment Trusts (Cost $753,280)		1,005,484

Short-Term Investments — 4.1%

Money Market Funds — 4.1%
1,871,751	First American Government
	Obligations Fund — Class Z, 2.26%#	1,871,751
Total Short-Term Investments (Cost $1,871,751)		1,871,751
Total Investments — 99.3% (Cost $37,571,797)		45,030,033
Other Assets in Excess of Liabilities — 0.7%		306,702
NET ASSETS — 100.0%		$45,336,735

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Small-Cap Growth Fund – Institutional Shares (the “Fund”) increased 14.56% in value. During the same period, the Fund’s benchmark, the Russell 2000® Growth Index (the “Index”), decreased 0.49%. This solid result was catalyzed by strong security selection across sectors in addition to prudent portfolio positioning that flowed from a mostly cautious stance in mid-2018 to a more aggressive one by the beginning of 2019.

The investment landscape changed quite dramatically over the past 12 months. The end of 2018, particularly the 13% December swoon in smaller cap growth stocks, presented us with a rare opportunity to take advantage of the burgeoning “on-deck” circle our analytical team has been building over the last couple years. In short, a number of stocks finally hit price points where we believed the risk/reward dynamic actually favored our shareholders. This was a buying moment that we were able to take advantage of because of the portfolio’s solid downside protection that is driven by a focus on quality, diversification and valuation discipline. Our conservatism simply allows us to lean against the wind during times of market stress. In our opinion, there is no doubt that the actions taken late last year have helped to produce a solid start in the first half of 2019.

What drove the equity market from its lows in December of 2018 to the vigorous rally in 2019? As a starting point, while valuations were not “cheap” at the low, they were at least reasonable – a rarity over the past few years. This provided a solid foundation for the market to move higher. Thus, as concerns over the Chinese economy waned, generally solid U.S. company earnings were announced, and the Federal Reserve pivoted 180 degrees from its reluctantly hawkish position to a decidedly dovish one, investor sentiment turned markedly. From a more academic point of view, small-cap growth equities tend to have more of their market capitalization housed in the terminal value versus the explicit forecast period in a discounted cash flow analysis, making them more susceptible to changes in discount rates. As long-term interest rate expectations declined, our primary benchmark rose.

Looking at high level portfolio exposures, the strategy’s architecture has not changed meaningfully. We hope to preserve our historical capital conservation through diversification, asset quality and attention to valuation. In this pursuit, we have accelerated our reduction in our technology weight due to strong performance (and excessive valuations) and added diversity to our end market exposures. We believe balance sheets, profits and price will matter once again at some point over the intermediate term.

We are ardent believers that new idea generation is the lifeblood of superior, long-term small-cap investing. To that end, we are pleased to report that team productivity as measured by management interviews, pipeline build and our “on deck” circle is at all-time highs. Thus, even though valuations are now inching back toward prior peaks, the team has still been able to generate new investment opportunities. This is vital as it allows for us to sell when any of our investment theses appear to be faltering or we conclude that we can upgrade the portfolio’s risk-adjusted return potential via capital allocation changes. We know it is rare that we are exactly right with our adjustments, so our primary goal is always to be generally moving in the right direction based on our probabilistic assessment of the investment backdrop (even if we acknowledge our timing is likely to be imperfect). As John Maynard Keynes said, “It is better to be roughly right than precisely wrong.”

During the period, we eliminated several positions and replaced them with a similar number of new names. Here is a sampling of the sell-side activity that occurred. We sold technology holding Proofpoint (PFPT), Alarm.com (ALRM), Everbridge (EVBG), Medidata Solutions (MDSO) and Cogent Communications (CCOI) mostly due to elevated price points and a desire to control our weight in the area as stated above. Alternatively, sales of Ultragenyx Pharmaceutical (RARE), Alder Biopharmaceuticals (ALDR), PriceSmart (PSMT) and Welbuilt (WBT) were prompted by concerns that our thesis was adrift in one manner or another. Last, but certainly not least, Loxo Oncology (LOXO) was purchased by Eli Lilly at a 68% premium, which represented a good outcome, in our view.

We look forward to updating you on the contributions from the additions to the portfolio as they mature in coming quarters.

Since stock selection has driven the portfolio performance over the long-term and, given the relatively concentrated nature of the portfolio, it is always instructive and illustrative to examine the top and bottom contributors during the last twelve months as a window into the nature of the broader, diversified portfolio.

Our top contributors were large, long tenured portfolio holdings, reminding us why we have the philosophy of striving to invest in “compounders” to generate superior risk-adjusted returns. Bright Horizons (BFAM), a provider of employer-based child care services, was the top contributor to performance during the period. The company reported strong financial results and generally

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Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2019

raised guidance on better than expected growth across all segments. Waste Connections (WCN) a provider of waste disposal services, the longest held name in the portfolio, continued to expand its free cash flow generation markedly on better than anticipated pricing power and continued execution against its incredibly thoughtful M&A strategy. Genpact (G), a business process management, outsourcing, shared services and information outsourcing company, reported strong fourth quarter 2018 results in its core Global Client BPO business and reiterated its guidance for growth in its GE business for the first time in nearly five years. As a result, financial year 2019 guidance came in ahead of expectations, and Genpact’s multiple began to re-rate, closing some of its discount to peers. In total, these holdings represented over 10% of the portfolio and rose an average of 36%.

On the other side of the ledger, the largest detractors were collectively much smaller portfolio weights and were not tied together by any theme or industry dynamic. Welbilt (WBT), a commercial food service equipment company, was a disappointment as North American revenue growth was solid and consistent with our due diligence, but the company’s margins were negatively impacted by a collection of surprising issues. This result ran counter to the last several quarters, which were highlighted by inconsistent revenue growth, but strong margins. Shares felt additional pressure due to a recent management change and tariff fears. Covetrus (CVET), an operator of animal-health technology and services, experienced growing pains post its spin-off from Henry Schein. The complexity of the transaction proved more challenging than expected and resulted in the company having to postpone its first quarterly report as a public company. While results were not overly negative, an early stumble by what was considered a solid management team was not well received by investors. 2U Inc. (TWOU), a provider of online educational services, is a business we have owned for many years. In the middle of 2018, we cut our position size materially due to excessive valuation. Following the material pull-back in the stock, we have slowly increased our position, but it still remains relatively small. Unfortunately, the company recently disclosed a slowdown in the growth rate of its Graduate Programs due to the stagnation/decline of enrollments in a couple large programs for a variety of different reasons. While we do not believe 2U’s long-term growth algorithm is impaired, it is unlikely that the market will afford it the premium multiple it once garnered anytime soon, thus our more measured weighting in the name may remain.

It is difficult to review all our thoughts and portfolio changes in the scope of this letter. However, we hope that by mentioning a few positions you are better able to understand the varied nature of the companies we hold on your behalf and demonstrate actions that are in-line with the investment philosophy, process and ethos that we espouse.

In sum, execution of the strategy remains steadfast and our thinking simple. We are committed to generating attractive risk-adjusted returns over a full market cycle. Since we do not control outcomes, we work hard to strengthen our foundation (i.e. team), adhere to our philosophy, and continuously improve our investment process. At present, research productivity is generally high and improving, providing ample flexibility in portfolio positioning should it be required. We continue to keep one eye on absolute returns and one eye on relative returns with the goal of improving both over time. Our tendencies will likely cause us to lean against the market trade winds with the goal of continuously balancing our offensive exposures with adequate defense as an insurance policy against the unknown.

We look forward to updating you as time progresses and thank you for your interest and support.

Sincerely,

Christopher A. Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	24.5%
Consumer Discretionary	19.6%
Health Care	18.1%
Industrials	18.0%
Money Market Funds	7.8%
Financials	5.5%
Consumer Staples	3.8%
Communication Services	3.5%
Energy	0.7%
Private Placements	0.2%
Other Assets and Liabilities	(1.7)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	14.56%	12.52%	15.89%
Investor Shares	14.40%	12.35%	15.77%
Advisor Shares	14.08%	12.08%	15.44%
Russell 2000® Growth Index	-0.49%	8.63%	14.41%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.99%	1.14%	1.39%
Net Expense Ratio[1]	0.99%	1.14%	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 93.7%

Communication Services — 3.5%
512,903	GCI Liberty, Inc.*	31,523,018
2,578,463	Zynga, Inc.*	15,805,978
		47,328,996
Consumer Discretionary — 19.6%
374,806	Bright Horizons Family Solutions, Inc.*	56,546,981
501,924	Carrols Restaurant Group, Inc.*	4,532,374
547,383	Chegg, Inc.*	21,123,510
335,234	Choice Hotels International, Inc.	29,168,710
545,630	Clarus Corp.	7,878,897
623,938	Despegar.com Corp.*	8,666,499
327,646	Etsy, Inc.*	20,107,635
295,167	Habit Restaurants, Inc.*	3,096,302
627,003	Hudson, Ltd.*	8,646,371
348,865	IAA, Inc.*	13,528,985
533,607	Lindblad Expeditions Holdings, Inc.*	9,578,246
869,393	MakeMyTrip, Ltd.*	21,560,946
757,227	National Vision Holdings, Inc.*	23,269,586
303,400	Stitch Fix, Inc.*	9,705,766
321,481	TopBuild Corp.*	26,605,767
		264,016,575
Consumer Staples — 3.8%
238,799	Calavo Growers, Inc.	23,101,415
108,201	Casey’s General Stores, Inc.	16,878,274
477,192	Hain Celestial Group, Inc.*	10,450,505
		50,430,194
Energy — 0.7%
299,658	Cactus, Inc.*	9,924,673

Financials — 5.5%
572,215	Ares Management Corp.	14,974,867
160,679	BankUnited, Inc.	5,421,310
965,767	Capitol Investment Corp. IV*	9,879,796
217,951	Hamilton Lane, Inc.	12,436,284
236,881	Prosperity Bancshares, Inc.	15,645,990
318,830	Webster Financial Corp.	15,230,509
		73,588,756
Health Care — 18.1%
129,475	Acceleron Pharma, Inc.*	5,318,833
114,572	Agios Pharmaceuticals, Inc.*	5,714,851
43,216	AnaptysBio, Inc.*	2,438,247
440,839	Array BioPharma, Inc.*	20,424,071
318,321	Biohaven Pharmaceutical Holding Co., Ltd.*	13,939,277
87,007	Blueprint Medicines Corp.*	8,207,370
771,124	Catalent, Inc.*	41,802,632
268,135	Charles River Laboratories International, Inc.*	38,048,356
191,779	Coherus BioSciences, Inc.*	4,238,316
788,155	Covetrus, Inc.*	19,278,271
129,221	Global Blood Therapeutics, Inc.*	6,797,025
89,572	HealthEquity, Inc.*	5,858,009
122,343	Henry Schein, Inc.*	8,551,776
439,306	Integra LifeSciences Holdings Corp.*	24,535,240
196,706	Kura Oncology, Inc.*	3,873,141
761,406	NeoGenomics, Inc.*	16,705,248
167,875	Neurocrine Biosciences, Inc.*	14,173,686
72,854	Tabula Rasa HealthCare, Inc.*	3,637,600
		243,541,949
Industrials — 18.0%
422,558	BWX Technologies, Inc.	22,015,272
156,295	ESCO Technologies, Inc.	12,913,093
161,736	HEICO Corp.	21,641,894
290,714	Hexcel Corp.	23,512,948
85,319	IDEX Corp.	14,686,813
132,484	John Bean Technologies Corp.	16,047,787
466,072	Knight-Swift Transportation Holdings, Inc.	15,305,804
94,521	Mercury Systems, Inc.*	6,649,552
351,172	SiteOne Landscape Supply, Inc.*	24,336,220
236,967	WageWorks, Inc.*	12,035,554
564,858	Waste Connections, Inc.	53,989,128
170,643	Woodward, Inc.	19,309,962
		242,444,027
Information Technology — 24.5%
236,342	2U, Inc.*	8,895,913
57,520	AppFolio, Inc.*	5,882,570
225,386	Aspen Technology, Inc.*	28,010,972
91,758	Blackbaud, Inc.	7,661,793
280,419	BlackLine, Inc.*	15,005,221
61,304	Broadridge Financial Solutions, Inc.	7,827,295
898,633	EVO Payments, Inc.*	28,333,898
54,065	Fair Isaac Corp.*	16,977,491
1,167,789	Genpact, Ltd.	44,481,083
171,681	Guidewire Software, Inc.*	17,405,020
89,405	Littelfuse, Inc.	15,816,639
290,691	Marvell Technology Group, Ltd.	6,938,794
74,892	MAXIMUS, Inc.	5,432,666
844,111	Mimecast, Ltd.*	39,428,425
13,729	Pagerduty, Inc.*	645,949
65,860	Paylocity Holding Corp.*	6,178,985
205,272	PROS Holdings, Inc.*	12,985,507
106,125	WEX, Inc.*	22,084,612
407,678	Workiva, Inc.*	23,682,015
1,097,983	Zuora, Inc.*	16,821,100
		330,495,948
Total Common Stocks (Cost $938,743,526)		1,261,771,118

Private Placements — 0.2%
19,200	Greenspring Global Partners IV-B, L.P.*^†	2,280,597
91,769	Greenspring Global Partners V-B, L.P.*~†	122,737
Total Private Placements (Cost $—)		2,403,334

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Short-Term Investments — 7.8%

Money Market Funds — 7.8%
104,924,940	First American Government
	Obligations Fund — Class Z, 2.26%#	104,924,940
Total Short-Term Investments (Cost $104,924,940)		104,924,940
Total Investments — 101.7% (Cost $1,043,668,466)		1,369,099,392
Liabilities in Excess of Other Assets — (1.7)%		(22,491,261)
NET ASSETS — 100.0%		$1,346,608,131

*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. At June 30, 2019 $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. At June 30, 2019 $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) decreased 3.05% in value. During the same period, the Fund’s benchmark, the Russell 2000® Value Index (the “Index”), decreased 6.24%.

The beginning of 2019 saw a sharp rebound in small-cap company share prices. This snap back followed a particularly challenging fourth quarter in which fears of a rapidly slowing economy weighed on share prices. As you may recall, small cap shares were down meaningfully during the back half of 2018 with the Russell 2000 Value Index down 12.9% for the 2018 calendar year. Sales growth has generally remained comparable, but earnings growth lagged for the group during the first quarter of 2019 and was expected to be weak during the second quarter due to margin pressures. Among small-cap companies, growth company shares, led by technology, generally performed better than value. This only served to expand the material difference in year-to-date performance and relative valuation gap between growth and value. From a macro perspective, small-cap investors are focused on the potential relief from a trade deal with China benefiting cyclicals as well as the potential impact from an interest rate cut for financials. This heightened volatility demonstrates the ongoing debate surrounding the macro environment and questions about a potential second half earnings rebound.

For the twelve months ended June 30, 2019, the Fund outpaced its benchmark from strong performance in communication services (+37%), materials (+13%), real estate (+13%), and utilities (+7%). Our drag to performance was in the energy (-52%), consumer staples (-32%), and health care (-24%) sectors.

There were several notable corporate actions during the period. Nexstar (NXST) announced its planned divestitures in connection with its anticipated close of Tribune later in 2019. The sales prices on the divestitures were much higher than the market’s assumption, which, along with solid operating performance, drove Nexstar’s share price higher.  Denny’s (DENN) announced that it was accelerating its re-franchising strategy and reducing the number of company owned restaurants from 10% of its total to approximately 4%. Through a combination of increased franchise fees and share repurchases (using proceeds from restaurant sales), Denny’s believes that the transaction will be accretive and should garner a higher multiple in the market.  Not all the transactions were value creating or received well by the markets. One of the portfolio’s most sizable losses during the period came from our recent investment in Spectrum Brands (SPB) which was undergoing a significant corporate simplification and reorganization.  Unfortunately, during November, it announced that it had to renegotiate the terms of its battery business sale to Energizer due to regulatory challenges. Unfortunately, during November, the company announced that it had to renegotiate the terms of its battery business sale to Energizer Holdings due to regulatory concerns. This renegotiation coupled with reported weakness in its consumer products division during the third quarter reduced the overall expected value from the corporate simplification plan, and was quickly reflected in the share price. Eagle Materials (EXP) completed its strategic review with an announcement that it would spin off its wallboard division and sell its oil and gas proppant business. This breakup, combined with a sizable buyback (20% of the outstanding shares), was well received by the market. Magellan Health (MGHC) continues its strategic review and was rumored to be in exclusive discussions with a private equity company. Extended Stay’s (STAY) strategic review also continues, but our expectation is that a final announcement will not end in a sale but a division between the property company and the management company. This should free the company to restart its buyback program. Finally, Roan (ROAN) announced that it had hired advisors to respond to potential interest; however, we decided to proceed with the sale of our investment.

Albany International was the Fund’s largest individual contributor to performance during the year. The company reported strong first-quarter results and was able to leverage improving sales trends in each of its two business segments to drive over 200 basis points of earnings before interest taxes, depreciation and amortization (EBITDA) margin expansion year over year. Management also reiterated its full-year 2019 guidance as well as its long-term guidance for its Engineered Composites segment. Another top contributor during the period was Nextstar Media Group. Nextstar rose on strong earnings results and an encouraging outlook.

The Fund added seventeen new companies during the course of the year. Sizable additions included; Eagle Materials, Essential Properties Realty Trust, Deluxe Corporation, and Cabot Microelectronics.

Eagle Materials, Inc. (EXP) is a leading supplier of heavy construction materials, light building materials, and materials used in oil & gas extraction. The company sells commodity products and its relentless focus on being the low-cost provider in each of its markets has led to higher margins, returns, and free cash flow versus its competitors over time. EXP’s stock came under significant pressure throughout the year as a multitude of weather-related issues weighed on the company’s cement segment results. We think that street expectations for the cement business have finally corrected to a more reasonable level and the set up going forward looks

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2019

favorable as the market continues to tighten. Eagle is also coming off a record amount of capex spend over a trailing four-quarter period, and we think free cash flow is set to materially improve during the second half of FY19 and into FY20. With low leverage on the balance sheet, and few potential acquisition opportunities in the market today, we expect the majority of excess free cash flow to be returned to shareholders through share repurchases in the near term.

Essential Properties (EPRT) is a net lease REIT that was founded in 2016 and came public in June 2018.  The company’s portfolio consists of retail and service-oriented properties that we believe are well-positioned for the ecommerce era and which are generally middle market in size and tenant profile, allowing EPRT to provide attractive financing options otherwise unavailable to such tenants.  The stock traded poorly at the time of the IPO due to a temporary spike in interest rates in the late summer of 2018, giving us an opportunity to own this attractive portfolio at a discount to intrinsic value and capture an upfront yield of over 6%.  With an under-levered balance sheet, we believe EPRT has a nice runway to grow its portfolio and prove itself as a differentiated player in the net lease industry.

Deluxe Corporation’s legacy business—manufacturing and selling checks—generates good cash flow and is declining at a predictable rate. The company is diversifying away from checks, and marketing solutions which now makes up more than 40% of the company’s revenue and 25 to 30% of cash flow. A new CEO is taking a fresh look at the company’s markets and competitive positioning, which may lead to the exit of less attractive businesses and greater focus on the strongest ones. The company returns cash to shareholders through both repurchases and a regular dividend, and we think valuation is attractive today at 5.5x EBITDA and a mid-teens free cash flow yield.

We received shares of Cabot Microelectronics (CCMP) as a result of the closure of its KMG Chemicals acquisition during the fourth quarter. The Fund had a previous position in KMG and received cash and shares of CCMP as a result of the deal.

During the year, there were twelve deletions from the Fund’s portfolio, four of which were a result of corporate action (Forest City, KMG Chemicals, TCF Financial Corp, and Farmer’s Capital Bank Corp). We sold our positions in ATN International, Broadridge, and Culp due to valuation. The remaining deletions from the portfolio were due to either a thesis violation or to fund new ideas.

The market continues to consider the operating performance and the challenges that companies face from a potential recession, as well as the positive impacts that are hoped for in a rate cut and possible tariff relief. The diversion between the broader fixed income markets and the equity markets seem to be giving investors contradictory indications, and the rapid changes in high-yield spreads just further the confusion for market participants. Given such an environment, we remain steadfast that an opportunistic approach focused on cash flows, valuation and capital allocation should continue to produce attractive risk-adjusted returns for our investors.

Sincerely,

J. David Schuster
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Financials	25.8%
Industrials	19.8%
Consumer Discretionary	14.2%
Information Technology	7.9%
Communication Services	6.4%
Real Estate Investment Trusts	5.9%
Money Market Funds	4.1%
Materials	3.6%
Health Care	3.3%
Investment Companies	3.0%
Energy	2.6%
Consumer Staples	1.7%
Utilities	0.8%
Real Estate	0.7%
Other Assets and Liabilities	0.2%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-2.91%	6.03%	13.71%
Investor Shares	-3.05%	5.87%	13.54%
Advisor Shares[2]	-3.27%	5.61%	13.26%
Russell 2000® Value Index	-6.24%	5.39%	12.40%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	1.15%	1.30%	1.55%
Net Expense Ratio[3]	1.15%	1.30%	1.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-fundamental-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
[3]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 86.8%

Communication Services — 6.4%
392,783	GCI Liberty, Inc.*	24,140,443
331,484	Loral Space & Communications, Inc.*	11,439,513
296,972	Nexstar Broadcasting Group, Inc.	29,994,172
		65,574,128
Consumer Discretionary — 14.2%
481,022	Century Casinos, Inc.*	4,665,913
265,890	Core-Mark Holding Co., Inc.	10,561,151
120,656	Culp, Inc.	2,292,464
1,128,762	Denny’s Corp.*	23,173,484
630,170	Designer Brands, Inc.	12,080,359
350,370	Dick’s Sporting Goods, Inc.	12,133,313
2,031,850	Extended Stay America, Inc.	34,317,947
994,451	Hudson, Ltd.*	13,713,479
183,507	Murphy USA, Inc.*	15,420,093
929,908	Regis Corp.*	15,436,473
829,685	Tile Shop Holdings, Inc.	3,318,740
		147,113,416
Consumer Staples — 1.7%
320,664	Spectrum Brands Holdings, Inc.	17,242,103

Energy — 2.6%
130,017	Natural Gas Services Group, Inc.*	2,145,280
134,702	REX American Resources Corp.*	9,819,776
1,181,081	Riviera Resources, Inc.*	14,999,729
		26,964,785
Financials — 25.8%
249,101	Assurant, Inc.	26,499,364
261,595	Capitol Investment Corp. IV*	2,676,117
358,424	Central Pacific Financial Corp.	10,738,383
265,109	Howard Bancorp, Inc.*	4,021,703
479,460	National Bank Holdings Corp.	17,404,398
804,307	National General Holdings Corp.	18,450,803
698,888	OceanFirst Financial Corp.	17,367,367
659,453	Pacific Premier Bancorp, Inc.	20,363,909
284,773	Peapack Gladstone Financial Corp.	8,007,817
189,914	Primerica, Inc.	22,780,184
420,114	Renasant Corp.	15,098,897
734,808	TFS Financial Corp.	13,277,981
756,484	TriState Capital Holdings, Inc.*	16,143,369
408,010	Triumph Bancorp, Inc.*	11,852,690
234,654	Virtus Investment Partners, Inc.	25,201,840
525,142	Waddell & Reed Financial, Inc.	8,754,117
673,509	Washington Federal, Inc.	23,525,669
119,084	WesBanco, Inc.	4,590,688
		266,755,296
Health Care — 3.3%
234,225	Magellan Health, Inc.*	17,386,522
288,926	Providence Service Corp.*	16,567,017
		33,953,539
Industrials — 19.8%
494,688	Albany International Corp.	41,014,582
323,783	Continental Building Products, Inc.*	8,602,914
216,857	CRA International, Inc.	8,312,129
414,647	Deluxe Corp.	16,859,547
462,281	Federal Signal Corp.	12,366,017
228,798	Kadant, Inc.	20,777,146
235,435	Lydall, Inc.*	4,755,787
394,344	McGrath RentCorp	24,508,480
1,368,883	MRC Global, Inc.*	23,435,277
1,949,858	Mueller Water Products, Inc.	19,147,605
289,707	Simpson Manufacturing Co., Inc.	19,253,927
78,091	VIAD Corp.	5,172,748
		204,206,159
Information Technology — 7.9%
147,832	Cabot Microelectronics Corp.	16,273,347
220,599	CTS Corp.	6,084,120
473,994	EchoStar Corp.*	21,007,414
296,344	MAXIMUS, Inc.	21,496,794
436,589	SMART Global Holdings, Inc.*	10,037,181
703,674	South Mountain Merger Corp. Units*^	7,036,740
		81,935,596
Materials — 3.6%
356,081	Eagle Materials, Inc.	33,008,709
65,984	Neenah, Inc.	4,457,219
		37,465,928
Real Estate — 0.7%
41,387	Consolidated-Tomoka Land Co.	2,470,804
277,603	Landmark Infrastructure Partners L.P.	4,677,610
		7,148,414
Utilities — 0.8%
836,323	Star Group L.P.	8,354,867
Total Common Stocks (Cost $730,489,198)		896,714,231

Real Estate Investment Trusts — 5.9%
1,117,439	Essential Properties Realty Trust, Inc.	22,393,478
2,613,996	MFA Financial, Inc.	18,768,491
945,255	Xenia Hotels & Resorts, Inc.	19,708,567
Total Real Estate Investment Trusts (Cost $50,317,106)		60,870,536

Investment Companies — 3.0%
878,881	Ares Capital Corp.	15,767,125
1,594,167	Barings BDC, Inc.	15,686,603
Total Investment Companies (Cost $31,800,859)		31,453,728

Short-Term Investments — 4.1%

Money Market Funds — 4.1%
42,562,829	First American Government
	Obligations Fund — Class Z, 2.26%#	42,562,829
Total Short-Term Investments (Cost $42,562,829)		42,562,829
Total Investments — 99.8% (Cost $855,169,992)		1,031,601,324
Other Assets in Excess of Liabilities — 0.2%		1,848,654
NET ASSETS — 100.0%		$1,033,449,978

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.
^
Each unit consists of one share of Class A common stock and one-half of one warrant. Each whole warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The warrants became exercisable on July 24, 2019 and expire on June 20, 2024. Refer to the company’s filings at sec.gov for additional information.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) increased 10.49% in value. During the same period, the Fund’s benchmark, the FTSE All-World Index (the “Index”), increased 5.54%.

For the 12-month period ended June 30, 2019 global equity markets were volatile with a sharp reversal of fortunes during the year. In the first half of the period investor sentiment shifted from the end of 2018 as the prevailing narrative coalesced towards concerns of a slowing global economy resulting in market weakness. This evolution was followed by positive U.S. economic data and corporate results which, combined with accommodative rhetoric from the Federal Reserve, served to undermine pessimism at the start of 2019. Accordingly, equity markets rebounded from their New Year lows and ended the period close to all-time highs.

The strategy is focused on delivering long-term performance by buying a concentrated portfolio of industry-leading companies that we believe uniquely satisfy their customers and generate what we view as favourable economics for shareholders. Although we are acutely aware of the economic environment, we are stock pickers and our primary focus is on the operational performances of the franchises in which we invest and their ability to generate cash flow. As a result, our sector attribution is primarily an output of our stock-picking. For the covered period, our holdings in information technology and financials were the main areas of outperformance. It is gratifying to see continued outperformance from our financials holdings as financial business models are not always obvious candidates for a quality-biased investment strategy. We believe that each of our holdings in this sector provide unique services to their customers and our exposure is a major differentiator from other quality-focused global equity strategies. On the negative front, communication services and consumer discretionary were the two main areas that detracted from performance with company specific issues serving as the primary driver of the weakness. We will touch on the main individual detractors from these two sectors in due course.

We believe capital allocation is equally important as stock selection and we were pleased to see our two biggest positions contribute some of the largest amounts of alpha for the period. Core holdings Microsoft Corporation and Visa Inc. materially outperformed during the period. Microsoft reported positive results throughout the year. The company continues to effectively migrate its customers towards cloud-based solutions that provide significant productivity and cost benefits. Visa outperformed following a string of results that demonstrate that the company is benefitting from the ongoing structural shift to the cashless global economy. The payment network’s outperformance was mirrored by its only significant competitor MasterCard which was another positive contributor during the period. The company is benefitting from similar trends to Visa and continues to exhibit strong growth in emerging markets.

Elsewhere, Indonesia’s PT Bank Rakyat was another meaningful contributor to performance during the period. The company continues to benefit from prudent underwriting in an underpenetrated banking market that has fostered healthy loan growth. Indeed Bank Rakyat benefited from business fundamentals combined with receding currency concerns and increasing positive investor sentiment towards emerging markets to drive share price gains. The final major positive contributor to performance during the period was Estee Lauder. The cosmetics company’s shares were propelled after it released a string of encouraging results underpinned by its growing position in Asia. As we mentioned in the last annual letter Estee Lauder’s improving fortunes serve as a good reminder of the importance of maintaining a long-term vision in investment. The company had a torrid time in 2016 as myopic investors fixated on the seemingly endless malaise of bricks and mortar retail and overlooked the group’s brand power and opportunities for self-help.

On the negative front Electronic Arts (“EA”) detracted from performance during the period after the company revised its outlook for its 2019 financial year. We still see significant value in EA’s sports franchise and see further benefits as EA’s business model continues shifting towards digital with downloading, and eventually streaming, which has the potential to improve the economics for shareholders over time. Elsewhere, Charles Schwab was another detractor from performance as the asset manager’s shares suffered on the back of expectations of a return to expansionary monetary policy in the U.S. The company generates the majority of its revenue from net interest income and investors remain preoccupied with the prospect of U.S. interest rate changes and frequently overlook Schwab’s impressive history of asset gathering.

The Fund has a strict drawdown review process where we automatically review a holding if it falls either 20% since initiation or underperforms the strategy’s benchmark by 20% over a rolling 12-month basis. We believe that this facet of our process enables us to nip loss aversion – one of the most damaging behavioural traits in investing – in the bud as we have to either add to or exit significant losing positions that we review. We sold one of our largest detractors from performance, eBay, during the period following a drawdown review. In the case of eBay, we believe that the investment thesis had shifted due to structural, competitive

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2019

challenges on the supply side. We similarly disposed of Japanese catering equipment manufacturer Hoshizaki after a period of weakness. Hoshizaki’s shares were weak in the period due to an internal investigation on the conduct at one of its sales subsidiaries at the end of October. The lengthiness of the investigation caused us to lose confidence in management’s control of the company and we decided to exit our investment.

Late in the period we conducted two additional drawdown reviews which resulted in us exiting two other companies, 3M and Cognizant Technology Solutions. 3M has been reinvesting capital at an incrementally lower return on capital. Additionally, we worry about capital allocation through M&A as the recent health care acquisition was both large and expensive. Our meetings with Cognizant management confirmed it has seen a worsening of its competitive position with supply-side disruption leading to declining growth in the traditional business. Our biggest fear is always a company that is no longer uniquely serving its customer. Cognizant has been internally focused and it is not clear how long a turnaround by the new CEO will take, and therefore, we decided to allocate elsewhere.

We sold the last major detractor from performance, Facebook, in order to fully build the position in Tencent Holdings that we initiated early in the period. We were particularly concerned when the founders of Instagram, WhatsApp and Oculus (all companies Facebook has acquired) all left within the last year. We viewed this exodus as being a by-product of Facebook trying to drive more advertising onto its platforms, which risks further user disengagement. Additionally, from a capital allocation perspective, we did not want 10% of our clients’ capital exposed to advertising-driven business models and favored our investments in Google and Tencent over Facebook.

There were two meaningful additions during the period, Tencent Holdings and Marvell Technology Group. After extensive work and monitoring we patiently built our Tencent position during the first half of the fiscal year. We see significant optionality in the company’s technology platforms and we used a temporary hiatus over gaming approvals to invest in China’s premier digital ecosystem at an attractive valuation. Elsewhere, we initiated a new position in semi-conductor specialist Marvell. The company has had leading positions in storage and communications niches and significant self-help potential following its acquisition of competitor Cavium.

The Fund invests in what we view as market-leading companies from across the globe that attempt to deliver exceptional customer outcomes. We believe that companies that combine a superior outcome for their customers with strong leadership have the potential to generate high and sustainable returns on invested capital (“ROIC”), which can lead to outstanding shareholder returns. We focus on the long-term and look for franchises that have the potential to compound excess economic profit at above-market growth rates for extended periods of time. Although we do not try and second guess the ebbs and flows of the world economy, many investors are preoccupied with the potential outcome of the current U.S.-China trade war and how central banks will respond to any deterioration in global growth. Although such a scenario is by no means certain, we take comfort from the strategy’s quality bias, aggregate ROIC profile and what we believe to be attractive absolute and relative valuations at which our underlying securities trade. Although there are no certainties in investing, we view these characteristics as standing the portfolio in good stead to have the potential to continue creating value for our clients in a variety of scenarios – which may include an economic slowdown.

Despite macro-economic uncertainty, the Global Leaders team remains focused on executing on the investment process and scouring the globe for high quality companies. We remain very active on the research front and maintain extensive ready to review and ready to buy lists. Patience is an underrated virtue in investing and we remain disciplined on entry points for attractive assets. We feel that overpaying for good businesses is an ever present risk for quality focused investors. We subscribe to Warren Buffett’s idea that investors can be busy fools – sometimes investing can feel like watching paint dry!

Sincerely,

Michael Dillon
Portfolio Manager

Bertie Thomson
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE All-World Index (“Index”) is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	23.4%
Financials	19.1%
Industrials	14.4%
Communication Services	13.0%
Consumer Staples	10.8%
Consumer Discretionary	7.9%
Materials	4.9%
Money Market Funds	3.8%
Health Care	2.7%
Other Assets and Liabilities	(0.0)%
100.0%

		Since Inception
Average Annual Total Return	One Year	(7/1/15)
Institutional Shares[1]	10.62%	11.39%
Investor Shares	10.49%	11.24%
FTSE All-World Index[2]	5.54%	7.36%

	Institutional Shares	Investor Shares
Gross Expense Ratio[3]	0.95%	1.10%
Net Expense Ratio[3]	0.75%	0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/global-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 31, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	The Fund’s previous benchmark, the Russell Global Large Cap Index, has been decommissioned by its sponsor.
[3]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 96.2%

China — 8.8%
815,283	AIA Group, Ltd.	8,804,162
135,159	Ctrip.com International, Ltd. ADR*	4,988,719
149,358	Tencent Holdings Ltd.	6,756,869
		20,549,750
France — 2.9%
45,551	Safran SA	6,663,739

Germany — 5.2%
146,849	CTS Eventim AG & Co. KGaA	6,827,982
36,664	Deutsche Boerse AG	5,175,856
		12,003,838
India — 2.9%
193,750	HDFC Bank, Ltd.	6,862,866

Indonesia — 2.7%
20,040,600	Bank Rakyat Indonesia Persero	6,187,036

Netherlands — 3.1%
98,834	Wolters Kluwer NV	7,190,303

Sweden — 3.3%
270,942	Atlas Copco AB	7,789,698

Switzerland — 2.8%
29,988	Schindler Holding AG	6,555,779

Taiwan — 2.9%
173,728	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	6,804,926

United Kingdom — 7.1%
271,875	Hiscox, Ltd.	5,841,295
172,896	Unilever PLC	10,732,605
		16,573,900
United States — 54.5%

Communication Services — 7.1%
10,186	Alphabet, Inc. — Class C*	11,010,150
55,148	Electronic Arts, Inc.*	5,584,286
		16,594,436
Consumer Discretionary — 5.8%
4,518	Booking Holdings, Inc.*	8,469,940
92,108	TJX Companies, Inc.	4,870,671
		13,340,611
Consumer Staples — 6.2%
102,493	Brown-Forman Corp.	5,681,187
48,389	Estee Lauder Companies, Inc.	8,860,510
		14,541,697
Financials — 5.0%
97,429	Charles Schwab Corp.	3,915,672
69,874	JPMorgan Chase & Co.	7,811,913
		11,727,585
Health Care — 2.7%
34,128	Edwards Lifesciences Corp.*	6,304,807

Industrials — 2.3%
101,719	Flowserve Corp.	5,359,574

Information Technology — 20.5%
241,753	Marvell Technology Group, Ltd.	5,770,644
36,720	MasterCard, Inc.	9,713,542
131,882	Microsoft Corp.	17,666,912
84,319	Visa, Inc.	14,633,562
		47,784,660
Materials — 4.9%
31,438	Ecolab, Inc.	6,207,119
11,503	Sherwin-Williams Co.	5,271,710
		11,478,829
Total United States		127,132,199
Total Common Stocks (Cost $188,135,436)		224,314,034

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
8,922,477	First American Government
	Obligations Fund — Class Z, 2.26%#	8,922,477
Total Short-Term Investments (Cost $8,922,477)		8,922,477
Total Investments — 100.0% (Cost $197,057,913)		233,236,511
Liabilities in Excess of Other Assets — (0.0)%		(30,557)
NET ASSETS — 100.0%		$233,205,954

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) was up 6.24%, trailing the 6.73% return for the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process and focus on capital preservation. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

The second half of 2018 was a tumultuous period for the fixed income markets. Spreads of all types widened meaningfully, especially during the 4th quarter, where investment-grade corporate bonds had their worst quarter since 2011. Our investment philosophy of seeking alpha through individual bond selection naturally leads us to owning more spread bonds and fewer Treasury bonds. While this was detrimental to performance in the 4th quarter, this has been a major driver of the Fund’s strong long-term track record.

Specifically, the weakness in credit and equity markets was broad based as investors questioned the durability of economic growth with a Federal Reserve intent on removing excess policy stimulus.  Moreover, as concerns continued to grow regarding the pace of growth and flagging inflation, the Federal Reverse abruptly shifted course and adopted a more dovish tone.

In the first half of 2019, investors encouraged by a less hawkish Federal Reserve and continued low inflation became comfortable again investing in credit-sensitive sectors and also owning longer duration securities. Given that we had conviction in our analysis, we have maintained our positions. We benefited greatly from the spread tightening and outperformance of longer duration assets as the market continued to reprice the future path of monetary policy.

Our exposure to the high quality mortgage market added considerable value to the portfolio. Our view that interest rates could decline rapidly if the economy slowed combined with the fact that the mortgage market did not seem to have this risk priced in led us to meaningfully underweight traditional mortgages in favor of commercial mortgage bonds, which generally perform better during periods of falling rates.  We believe that over time our focus on prepayment analysis will enable us to identify bonds that will repay principal more slowly and generate more interest over the life of the bond.

While we are always disappointed about periods of relative underperformance, we are pleased with the portfolio’s absolute performance as well as its forward looking potential.  Though difficult to call a turn in the business cycle, we believe the risk of an economic slowdown has certainly increased.  We believe that the Fund has the potential to perform well regardless of what the macro economy does due to our bottom-up fundamental research process that leads us to bonds that we believe have attractive risk/return profiles.

Sincerely,

Paul D. Corbin
Portfolio Manager

Jason T. Vlosich
Associate Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	27.8%
Affiliated Mutual Funds	19.7%
Asset Backed Securities	18.8%
U.S. Treasury Notes	15.9%
Mortgage Backed Securities	11.0%
Municipal Bonds	5.5%
Money Market Funds	1.0%
Other Assets and Liabilities	0.3%
100.0%
Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	6.24%	2.27%	3.01%
Advisor Shares	6.01%	2.03%	2.77%
Bloomberg Barclays Intermediate US Aggregate Bond Index	6.73%	2.46%	3.34%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.62%	0.87%
Net Expense Ratio[1]	0.56%	0.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/intermediate-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 27.8%
1,345,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	1,357,862
1,280,000	American Express Co. (3 Month LIBOR USD + 0.75%)	3.33%	08/03/2023	1,287,546
1,325,000	American Tower Corp.	5.00%	02/15/2024	1,459,680
1,330,000	Amphenol Corp.	3.20%	04/01/2024	1,363,886
665,000	Analog Devices, Inc.	3.13%	12/05/2023	680,843
675,000	Apache Corp.	4.38%	10/15/2028	705,991
1,365,000	AstraZeneca PLC	1.95%	09/18/2019	1,363,781
630,000	AutoZone, Inc.	2.50%	04/15/2021	631,654
1,205,000	Bank of America Corp. (3 Month LIBOR USD + 1.16%)	3.75%	01/20/2023	1,219,143
1,330,000	BB&T Corp.	2.75%	04/01/2022	1,346,614
680,000	Boston Properties L.P.	3.65%	02/01/2026	707,086
625,000	BP Capital Markets America, Inc.	3.80%	09/21/2025	667,508
1,306,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,365,392
1,355,000	Citigroup, Inc. (3 Month LIBOR USD + 0.69%)	3.27%	10/27/2022	1,357,137
745,000	Clorox Co.	3.05%	09/15/2022	761,387
1,325,000	CVS Health Corp.	4.30%	03/25/2028	1,398,376
970,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,011,283
650,000	Dollar General Corp.	4.15%	11/01/2025	695,568
1,340,000	Dollar Tree, Inc.	4.00%	05/15/2025	1,397,949
1,335,000	Duke Energy Progress LLC	3.45%	03/15/2029	1,408,711
1,290,000	Energy Transfer Operating L.P.	4.50%	04/15/2024	1,373,620
1,025,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	980,997
665,000	Exelon Corp.	2.45%	04/15/2021	665,038
1,275,000	Express Scripts Holding Co.	4.50%	02/25/2026	1,376,975
645,000	Ferguson Finance PLC^	4.50%	10/24/2028	674,407
620,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	696,540
645,000	General Dynamics Corp.	3.50%	05/15/2025	687,789
1,295,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	3.27%	02/23/2023	1,291,739
1,181,000	Hasbro, Inc.	3.50%	09/15/2027	1,199,535
675,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	696,323
650,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	681,266
685,000	Kroger Co.	3.70%	08/01/2027	706,599
1,210,000	Land O’ Lakes, Inc.^	6.00%	11/15/2022	1,268,228
710,000	Lear Corp.	3.80%	09/15/2027	703,467
645,000	Morgan Stanley	3.75%	02/25/2023	674,238
1,355,000	NXP BV^	3.88%	06/18/2026	1,393,844
640,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	3.41%	03/16/2022	649,908
650,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	674,999
Total Corporate Bonds & Notes (Cost $37,738,642)				38,582,909

Asset Backed Securities — 18.8%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	553,053
706,000	Dell Equipment Finance Trust, Series 2018-1 C^	3.53%	06/22/2023	716,592
500,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	516,537
500,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	508,315
460,224	Drive Auto Receivables Trust, Series 2018-1 B	2.88%	02/15/2022	460,297
800,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	803,161
1,000,000	Drive Auto Receivables Trust, Series 2017-3 D^	3.53%	12/15/2023	1,011,015
670,000	Drive Auto Receivables Trust, Series 2018-4	3.66%	11/15/2024	679,436
500,000	Drive Auto Receivables Trust, Series 2018-2	3.63%	08/15/2024	504,239
1,000,000	Drive Auto Receivables Trust, Series 2019-3	2.90%	08/15/2025	1,005,439
500,000	DT Auto Owner Trust, Series 2019-2^	3.18%	02/18/2025	505,677
1,000,000	DT Auto Owner Trust, Series 2018-3^	3.56%	09/15/2022	1,012,825
443,481	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	463,816
734,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.64%	03/19/2037	731,298
750,000	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.94%	07/20/2026	751,495
500,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	4.08%	01/27/2026	500,527

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 18.8% (Continued)
700,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	4.49%	04/20/2026	700,428
750,000	Magnetite IX, Ltd., Series 2014-9A A2R (3 Month LIBOR USD + 1.50%)^	4.08%	07/27/2026	750,369
500,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	4.58%	07/27/2026	500,046
1,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.77%	10/18/2030	998,775
750,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.70%	04/15/2026	751,500
800,000	OHA Credit Partners IX, Ltd., Series 2013-9A B1R (3 Month LIBOR USD + 1.46%)^	4.05%	10/20/2025	801,945
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	410,460
1,500,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	4.23%	07/30/2027	1,489,727
410,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	416,681
1,230,677	Progress Residential Trust, Series 2015-SFR2 A^	2.74%	06/14/2032	1,229,913
752,457	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	753,115
700,000	Progress Residential Trust, Series 2017-SFR2 C^	3.40%	12/19/2034	708,696
243,359	Santander Drive Auto Receivables Trust 2017-2, Series 2017-2	2.21%	10/15/2021	243,304
328,248	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.71%	07/17/2026	328,546
750,000	Tesla Auto Lease Trust, Series 2018-B^	4.12%	10/20/2021	769,813
750,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.66%	10/20/2028	751,041
500,000	United Auto Credit Securitization Trust, Series B^	3.03%	04/10/2024	502,993
592,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	591,247
424,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	424,184
300,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	304,731
500,000	Verizon Owner Trust, Series 2018-A C	3.55%	04/20/2023	514,943
500,000	Verizon Owner Trust, Series 2019-A	3.22%	09/20/2023	512,577
500,000	Volvo Financial Equipment LLC, Series 2019-1A B^	3.26%	01/16/2024	514,969
415,000	Westlake Automobile Receivables Trust, Series 2019-2A C^	2.84%	07/15/2024	416,416
Total Asset Backed Securities (Cost $25,924,987)				26,110,141

Mortgage Backed Securities — 11.0%
700,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY C
	(1 Month LIBOR USD + 1.35%)^	3.74%	09/15/2034	694,457
750,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ C
	(1 Month LIBOR USD + 1.60%)^	3.99%	04/15/2036	752,581
812,124	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	3.29%	11/15/2035	812,699
500,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	3.99%	07/15/2032	501,342
750,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	3.82%	05/15/2036	752,607
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	520,489
1,356	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	1,431
174,845	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	4.50%	05/01/2033	183,324
12,203	FHLMC REMIC, Series 2782 PA	4.00%	11/15/2033	12,196
425,010	FHLMC STACR, Series 2014-DN1 M2 (1 Month LIBOR USD + 2.20%)	4.60%	02/26/2024	432,395
491,803	FHLMC STACR, Series 2015-DNA1 (1 Month LIBOR USD + 1.85%)	4.25%	10/25/2027	497,116
863,433	FHLMC STACR, Series 2016-DNA2 M2 (1 Month LIBOR USD + 2.20%)	4.60%	10/25/2028	866,122
856,242	FHMS, Series Q-006 APT1#	2.62%	04/25/2028	910,376
35,466	FNMA, Pool# 628837	6.50%	03/01/2032	39,420
74,196	FNMA, Pool# 663238	5.50%	09/01/2032	79,428
30,111	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	4.14%	11/01/2033	30,445
11,691	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.78%	12/01/2033	12,162
27,626	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	4.40%	02/01/2034	28,464
385,544	FNMA, Pool# BJ4072	4.50%	09/01/2048	412,700
425,353	FNMA, Pool# BJ4073	4.50%	09/01/2048	451,812
356,824	FNMA, Pool# BJ4075	5.00%	09/01/2048	389,326
197,590	FNMA, Pool# BN0202	5.50%	09/01/2048	215,288
512,702	FNMA, Pool# BJ4078	4.50%	10/01/2048	544,435
637,593	FNMA, Pool# BJ4079	5.00%	10/01/2048	686,825
233,822	FNMA REMIC Trust, Series 2016-M5 FA (1 Month LIBOR USD + 0.72%)	3.16%	04/25/2023	233,949
497,792	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	543,555
1,115,757	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	96,989
1,150,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.58%	10/25/2039	1,188,374

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2019

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 11.0% (Continued)
22,917	GNMA, Pool# 781186X	9.00%	06/15/2030	24,799
500,000	Great Wolf Trust, Series 2017-WOLF D (1 Month LIBOR USD + 2.10%)^	4.49%	09/15/2034	500,700
1,000,000	GSMS, Series 2018-FBLU C (1 Month LIBOR USD + 1.60%)^	3.99%	11/15/2035	999,898
500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.74%	07/15/2036	500,000
500,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	3.44%	05/15/2036	501,880
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	3.09%	11/15/2034	899,885
Total Mortgage Backed Securities (Cost $15,124,884)				15,317,469

Municipal Bonds — 5.5%
670,000	District of Columbia	4.71%	12/01/2022	726,943
1,600,000	District of Columbia#	6.50%	08/01/2038	1,600,000
1,390,000	Maryland Health & Higher Educational Facilities Authority	3.43%	07/01/2023	1,439,776
2,000,000	Miami-Dade County Florida Aviation	2.37%	10/01/2023	2,013,100
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,296,488
470,000	Regional Transportation Authority	3.01%	05/29/2020	473,102
Total Municipal Bonds (Cost $7,482,709)				7,549,409

U.S. Treasury Notes — 15.9%
100,000	United States Treasury Note	1.38%	02/29/2020	99,561
8,000,000	United States Treasury Note	1.63%	08/15/2022	7,976,719
485,000	United States Treasury Note	1.88%	08/31/2022	487,245
6,500,000	United States Treasury Note	2.25%	03/31/2026	6,661,357
6,410,000	United States Treasury Note	2.88%	05/15/2028	6,883,989
Total U.S. Treasury Notes (Cost $21,344,172)				22,108,871

Affiliated Mutual Funds (Note 3) — 19.7%
2,728,260	Brown Advisory Mortgage Securities Fund — Institutional Shares			27,337,169
Total Affiliated Mutual Funds (Cost $27,356,612)				27,337,169

Short-Term Investments — 1.0%

Money Market Funds — 1.0%
1,344,585	First American Government Obligations Fund — Class Z, 2.26%*			1,344,585
Total Short-Term Investments (Cost $1,344,585)				1,344,585
Total Investments — 99.7% (Cost $136,316,591)				138,350,553
Other Assets in Excess of Liabilities — 0.3%				439,275
NET ASSETS — 100.0%				$138,789,828

#	Variable rate security. Rate disclosed is as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of June 30, 2019.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	70	09/30/2019	$14,955,167	$15,062,578	$107,411
U.S. Treasury 5-Year Note Futures	120	09/30/2019	13,943,998	14,178,750	234,752
			$28,899,165	$29,241,328	$342,163

There is no variation margin due to or from the Fund as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) returned 7.90%, roughly in line with its benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), which was up 7.87%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focused on downside protection. Interest rate and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

In the most recent year, bond-specific results within the portfolio contributed to outperformance in several bond sectors, notably in corporate bonds. Corporates are the sector where we find the most differentiation between individual bonds, and therefore this sector is a major focus of our bottom-up credit research effort.

Among our largest positive contributing individual selections were MPLX (+14.3% return for the 12-month period ended 6/30/19), American Tower (+13.3%), Verisk Analytics (+12.7%) and Dollar General (+12.3%).

Sector weightings had minimal effect on relative performance, except for the fact that our overweight of non-government sectors allowed the portfolio to achieve higher yield than the benchmark (+71 basis point differential).

Interest rates fell materially over the course of the past 12 months; 10-year Treasury yields hit a peak of 3.24% in November 2018 and ended the period at 2.00%. While interest rate positioning is not a major focus of our investment approach, we did take steps to add to duration at the start of 2019 as a hedge against the possibility of the economy weakening. This set of actions added approximately 11 basis points to relative returns.

Looking forward, there are nascent signs of global economic weakness, but how it plays out from here is hard to guess. The economy has too many variables, many of which interact with each other in unpredictable ways, to forecast definitively. However, we do think there are more downside risks today than there have been in recent years, and this is influencing how we think about both individual bond selection and broader portfolio construction. We are focused on building portfolios that can generate strong income generation but also perform reasonably well in various economic scenarios.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Asset Backed Securities	32.1%
Corporate Bonds & Notes	29.3%
Mortgage Backed Securities	24.8%
U.S. Treasury Notes	7.4%
Municipal Bonds	3.1%
Money Market Funds	1.8%
Preferred Stocks	0.5%
Other Assets and Liabilities	1.0%
100.0%

		Since Inception
Average Annual Total Return	One Year	(10/30/14)
Institutional Shares	7.90%	3.19%
Investor Shares	7.85%	3.14%
Bloomberg Barclays US Aggregate Bond Index	7.87%	2.89%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.51%	0.56%
Net Expense Ratio[1]	0.51%	0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/total-return-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 32.1%
320,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	335,950
93,610	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	94,089
1,375,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.59%	04/20/2027	1,375,936
600,000	CCG Receivables Trust, Series 2019-1 B^	3.22%	09/14/2026	612,519
1,375,000	CIFC Funding, Ltd., Series 2012-2RA B (3 Month LIBOR USD + 1.55%)^	4.14%	01/20/2028	1,338,347
1,000,000	Dell Equipment Finance Trust, Series 2018-1 C^	3.53%	06/22/2023	1,015,003
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	774,805
1,250,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	1,270,788
1,250,000	DLL LLC, Series 2019-DA1 A2^	2.79%	11/22/2021	1,255,526
1,615,000	Drive Auto Receivables Trust, Series 2017-3 D^	3.53%	12/15/2023	1,632,789
1,500,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	1,527,098
1,100,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	1,127,140
700,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	721,944
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,006,124
500,000	DT Auto Owner Trust, Series 2018-2A C^	3.67%	03/15/2024	507,871
1,000,000	DT Auto Owner Trust, Series 2018-3A D^	4.19%	07/15/2024	1,031,256
1,000,000	DT Auto Owner Trust, Series 2019-2A C^	3.18%	02/18/2025	1,011,354
500,000	DT Auto Owner Trust, Series 2019-2A D^	3.48%	02/18/2025	509,754
1,500,000	DT Auto Owner Trust, Series 2018-2A E^	5.54%	06/16/2025	1,571,181
1,250,000	Emerson Park CLO, Ltd., Series 2013-1A C1R (3 Month LIBOR USD + 2.15%)^	4.75%	07/15/2025	1,252,295
1,000,000	Exeter Automobile Receivables Trust, Series 2018-2A E^	5.33%	05/15/2025	1,039,350
399,133	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	417,435
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 (3 Month LIBOR USD + 1.07%)^	3.67%	01/21/2031	1,990,028
500,000	Great American Auto Leasing, Inc., Series 2019-1 B^	3.37%	02/18/2025	515,067
500,000	Great American Auto Leasing, Inc., Series 2019-1 C^	3.54%	02/17/2026	514,898
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	304,673
500,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.89%	01/20/2030	499,987
800,000	Highbridge Loan Management, Ltd., Series 7A-2015 CR (3 Month LIBOR USD + 1.70%)^	4.22%	03/15/2027	780,765
1,380,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.54%	12/19/2036	1,380,650
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.84%	12/19/2036	200,545
2,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.64%	03/19/2037	2,191,901
999,863	Invitation Homes Trust, Series 2018-SFR1 E (1 Month LIBOR USD + 2.00%)^	4.39%	03/19/2037	1,003,100
1,000,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	3.47%	06/18/2037	995,067
2,750,000	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.94%	07/20/2026	2,755,482
750,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	4.08%	01/27/2026	750,790
2,100,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	4.49%	04/20/2026	2,101,283
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	4.34%	07/21/2030	749,963
625,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.99%	07/22/2030	625,215
500,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.33%	07/25/2029	501,200
1,000,000	Magnetite IX, Ltd., Series 2014-9A A2R (3 Month LIBOR USD + 1.50%)^	4.08%	07/27/2026	1,000,492
750,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	4.58%	07/27/2026	750,069
750,000	Magnetite XVI, Ltd., Series 2015-16A C2R (3 Month LIBOR USD + 1.60%)^	4.20%	01/18/2028	743,092
2,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.77%	10/18/2030	1,997,550
454,750	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	4.10%	02/25/2044	455,045
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	3.39%	10/20/2026	748,274
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.79%	10/20/2026	741,666
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	3.57%	04/15/2031	1,977,984
1,000,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.70%	04/15/2026	1,002,000
1,500,000	Octagon Investment Partners XXIII, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 1.85%)^	4.45%	07/15/2027	1,487,077
1,125,000	OHA Credit Partners IX, Ltd., Series 2013-9A B1R (3 Month LIBOR USD + 1.46%)^	4.05%	10/20/2025	1,127,735
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	253,563
325,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	327,647
250,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	252,027
500,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	506,491
1,100,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,128,766
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	410,195
34,116	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	3.06%	11/10/2020	34,129
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	4.23%	07/30/2027	993,151
500,000	OZLM XV, Ltd., Series 2016-15A A2A (3 Month LIBOR USD + 2.10%)^	4.69%	01/22/2029	500,054

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 32.1% (Continued)
500,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	508,147
651,650	Progress Residential Trust, Series 2015-SFR2 A^	2.74%	06/14/2032	651,246
529,983	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	530,446
931,009	Progress Residential Trust, Series 2017-SFR1 A^	2.77%	08/17/2034	937,613
750,000	Progress Residential Trust, Series 2017-SFR2 C^	3.40%	12/19/2034	759,317
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	863,172
500,000	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	506,211
500,000	Santander Drive Auto Receivables Trust, Series 2017-1 D	3.17%	04/17/2023	504,139
1,310,000	Santander Drive Auto Receivables Trust, Series 2018-3 D	4.07%	08/15/2024	1,352,328
550,000	Santander Drive Auto Receivables Trust, Series 2019-2 D	3.22%	07/15/2025	558,342
1,247,342	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.71%	07/17/2026	1,248,477
28,120	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	28,114
750,000	Sound Point CLO XIV, Ltd., Series 2016-3A C (3 Month LIBOR USD + 2.65%)^	5.24%	01/23/2029	750,335
145,625	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	154,176
1,018,543	Symphony CLO XII, Ltd., Series 2013-12A AR (3 Month LIBOR USD + 1.03%)^	3.63%	10/15/2025	1,018,573
1,329,116	Symphony CLO XIV, Ltd., Series 2014-14A A1R (3 Month LIBOR USD + 1.28%)^	3.88%	07/14/2026	1,329,444
429,183	Tesla Auto Lease Trust, Series 2018-B A^	3.71%	08/20/2021	435,724
1,000,000	Tesla Auto Lease Trust, Series 2018-B B^	4.12%	10/20/2021	1,026,417
1,250,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.66%	10/20/2028	1,251,735
500,000	United Auto Credit Securitization Trust, Series 2019-1 B^	3.03%	04/10/2024	502,993
1,125,000	United Auto Credit Securitization Trust, Series 2019-1 D^	3.47%	08/12/2024	1,135,012
30,802	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	30,814
600,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	599,237
424,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	424,184
300,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	304,731
750,000	Verizon Owner Trust, Series 2018-A C	3.55%	04/20/2023	772,415
500,000	Volvo Financial Equipment LLC, Series 2019-1A B^	3.26%	01/16/2024	514,969
1,000,000	Voya CLO, Ltd., Series 2019 1A C (3 Month LIBOR USD + 2.35%)^	4.99%	04/16/2029	1,000,092
826,154	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	834,606
375,000	Westlake Automobile Receivables Trust, Series 2017-2A D^	3.28%	12/15/2022	378,608
900,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	906,968
1,260,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	1,288,541
835,000	Westlake Automobile Receivables Trust, Series 2019-2A C^	2.84%	07/15/2024	837,850
1,000,000	Westlake Automobile Receivables Trust, Series 2019-2A D^	3.20%	11/15/2024	1,004,120
Total Asset Backed Securities (Cost $80,207,486)				80,675,271

Corporate Bonds & Notes — 29.3%
2,200,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	2,221,039
1,130,000	Allison Transmission, Inc.^	4.75%	10/01/2027	1,127,175
2,265,000	American Tower Corp.	3.13%	01/15/2027	2,249,098
2,115,000	Analog Devices, Inc.	3.90%	12/15/2025	2,235,781
2,150,000	Apache Corp.	4.38%	10/15/2028	2,248,712
2,205,000	AstraZeneca PLC	2.38%	06/12/2022	2,212,260
1,115,000	AutoZone, Inc.	3.13%	04/21/2026	1,126,603
1,070,000	Ball Corp.	4.38%	12/15/2020	1,096,215
1,150,000	BWAY Holding Co.^	7.25%	04/15/2025	1,114,063
1,070,000	BWX Technologies, Inc.^	5.38%	07/15/2026	1,110,072
1,130,000	Core & Main L.P.^	6.13%	08/15/2025	1,146,950
2,155,000	Crown Castle International Corp.	4.88%	04/15/2022	2,291,959
2,315,000	CVS Health Corp.	4.30%	03/25/2028	2,443,200
2,085,000	Dollar General Corp.	4.15%	11/01/2025	2,231,168
2,145,000	Dollar Tree, Inc.	4.00%	05/15/2025	2,237,762
2,570,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	2,394,006
2,325,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	2,225,188
2,095,000	Express Scripts Holding Co.	4.50%	02/25/2026	2,262,559
2,200,000	Ferguson Finance PLC^	4.50%	10/24/2028	2,300,302
2,005,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	2,252,520
1,115,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	1,126,150
1,050,000	frontdoor, Inc.^	6.75%	08/15/2026	1,120,875

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 29.3% (Continued)
1,175,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,208,781
1,709,000	Hasbro, Inc.	3.50%	09/15/2027	1,735,821
1,650,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	1,702,123
2,155,000	Keysight Technologies, Inc.	4.55%	10/30/2024	2,307,784
1,655,000	Kroger Co.	3.70%	08/01/2027	1,707,185
2,255,000	Lear Corp.	3.80%	09/15/2027	2,234,251
1,065,000	Mercer International, Inc.	6.50%	02/01/2024	1,106,269
1,575,000	MPLX LP	4.80%	02/15/2029	1,736,161
1,210,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,139,319
2,370,000	NXP BV^	3.88%	06/18/2026	2,437,941
1,150,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	1,150,000
1,037,000	ServiceMaster Co. LLC	7.45%	08/15/2027	1,116,071
1,075,000	Steel Dynamics, Inc.	5.25%	04/15/2023	1,095,156
2,130,000	TechnipFMC PLC	3.45%	10/01/2022	2,174,628
2,120,000	Trimble, Inc.	4.90%	06/15/2028	2,273,317
2,090,000	Verisk Analytics, Inc.	4.00%	06/15/2025	2,233,500
1,140,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	1,157,100
510,000	Vulcan Materials Co.	3.90%	04/01/2027	523,790
2,415,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	2,507,882
1,275,000	Western Digital Corp.	4.75%	02/15/2026	1,254,026
Total Corporate Bonds & Notes (Cost $71,210,673)				73,574,762

Mortgage Backed Securities — 24.8%
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY C
	(1 Month LIBOR USD + 1.35%)^	3.74%	09/15/2034	396,833
750,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY D
	(1 Month LIBOR USD + 1.70%)^	4.09%	09/15/2034	753,784
1,250,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	3.99%	04/15/2036	1,254,301
1,000,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ D (1 Month LIBOR USD + 1.95%)^	4.34%	04/15/2036	1,001,337
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.52%	03/16/2037	400,008
406,062	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	3.29%	11/15/2035	406,349
406,062	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.69%	11/15/2035	406,369
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	3.64%	12/15/2037	502,203
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	3.84%	12/15/2037	502,840
1,500,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	4.54%	07/15/2032	1,501,486
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	3.69%	12/15/2031	751,311
1,250,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	3.82%	05/15/2036	1,254,346
1,250,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	3.99%	05/15/2036	1,255,160
2,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	2,081,954
185,934	FHLMC PC, Pool# G6-1330	6.00%	07/01/2040	211,075
1,124,028	FHLMC PC, Pool# V8-2155	4.00%	12/01/2045	1,178,673
1,951,162	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	104,923
804,124	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	131,421
1,445,111	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	158,383
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	268,494
531,262	FHLMC STACR, Series 2014-DN1 M2 (1 Month LIBOR USD + 2.20%)	4.60%	02/26/2024	540,493
1,383,605	FHLMC STACR, Series 2015-DNA1 M2 (1 Month LIBOR USD + 1.85%)	4.25%	10/25/2027	1,398,552
1,472,914	FHLMC STACR, Series 2016-DNA2 M2 (1 Month LIBOR USD + 2.20%)	4.60%	10/25/2028	1,477,503
4,126,753	FHMS, Series K-021 X1#~	1.44%	06/25/2022	151,128
1,983,998	FHMS, Series K-721 X1#~	0.33%	08/25/2022	19,161
10,305,032	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	170,585
1,700,000	FHMS, Series K-728 A2#	3.06%	08/25/2024	1,770,497
10,398,525	FHMS, Series K-734 X1#~	0.79%	02/25/2026	392,327
674,959	FHMS, Series K-058 X1#~	0.93%	08/25/2026	38,308
3,000,000	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	209,978
1,386,640	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	71,739
9,962,106	FHMS, Series K-070 X1#~	0.33%	11/25/2027	254,293
761,104	FHMS, Series Q-006 APT1#	2.62%	04/25/2028	809,223
4,996,027	FHMS, Series K-087 X1#~	0.36%	12/25/2028	160,145

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 24.8% (Continued)
3,999,700	FHMS, Series K-092 X1#~	0.85%	04/25/2029	242,829
5,500,000	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	392,304
721,712	FHMS, Series Q-004 A2H#	3.05%	01/25/2046	725,339
739,199	FNMA, Pool# BM3352	2.55%	12/01/2026	749,298
500,000	FNMA, Pool# AN6558	2.91%	09/01/2027	518,803
538,632	FNMA, Pool# AM3724	3.08%	06/01/2028	563,733
485,000	FNMA, Pool# AN2738	2.39%	09/01/2028	486,031
708,477	FNMA, Pool# AL3596	5.00%	10/01/2035	777,874
1,429,851	FNMA, Pool# AS2249	4.00%	04/01/2039	1,508,462
269,158	FNMA, Pool# 467095	5.90%	01/01/2041	319,208
178,399	FNMA, Pool# 469130	4.87%	10/01/2041	205,037
817,887	FNMA, Pool# AB9349	3.00%	05/01/2043	832,235
1,068,923	FNMA, Pool# BD4016	4.00%	07/01/2047	1,133,245
390,410	FNMA, Pool# BD4041	4.00%	11/01/2047	411,384
390,862	FNMA, Pool# BH7686	4.50%	12/01/2047	411,689
1,119,000	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,169,944
294,849	FNMA, Pool# BJ4051	4.50%	05/01/2048	315,707
196,849	FNMA, Pool# BJ4050	4.50%	05/01/2048	212,387
197,016	FNMA, Pool# BJ4052	4.50%	05/01/2048	209,737
197,336	FNMA, Pool# BK5105	5.50%	05/01/2048	215,010
295,551	FNMA, Pool# BJ4057	4.50%	06/01/2048	312,130
177,613	FNMA, Pool# BK8032	5.50%	06/01/2048	193,520
245,619	FNMA, Pool# BJ4062	4.50%	07/01/2048	259,785
246,794	FNMA, Pool# BJ4061	4.50%	07/01/2048	264,175
246,636	FNMA, Pool# BJ4060	4.50%	07/01/2048	266,168
741,631	FNMA, Pool# BJ4067	4.50%	08/01/2048	784,706
890,242	FNMA, Pool# BJ4070	4.00%	09/01/2048	929,792
504,489	FNMA, Pool# BJ4073	4.50%	09/01/2048	535,871
464,629	FNMA, Pool# BJ4072	4.50%	09/01/2048	497,357
426,207	FNMA, Pool# BJ4075	5.00%	09/01/2048	465,029
197,590	FNMA, Pool# BN0202	5.50%	09/01/2048	215,288
584,475	FNMA, Pool# BJ4082	5.00%	11/01/2048	635,574
298,269	FNMA, Pool# BN4936	5.50%	12/01/2048	322,783
298,495	FNMA, Pool# BN4921	5.50%	01/01/2049	323,028
518,087	FNMA, Pool# BJ4085	4.50%	02/01/2049	554,063
499,253	FNMA, Pool# BJ4086	5.00%	02/01/2049	540,080
923,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.04%	09/25/2027	954,517
750,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.44%	06/25/2028	799,931
491,342	FNMA REMIC Trust, Series 2018-M3 A1#	3.09%	02/25/2030	510,544
746,687	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	815,332
582,276	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	646,390
1,750,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.58%	10/25/2039	1,808,395
780,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2049	800,386
1,500,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.43%	01/25/2051	1,586,960
1,500,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.19%	02/25/2051	1,582,966
622,851	GNMA, Pool# 723334X	5.00%	09/15/2039	685,806
649,533	GNMA REMIC Trust, Series 2006-47 ZA	5.00%	08/16/2036	710,016
1,074,984	GNMA REMIC Trust, Series 2014-45 B1#~	0.74%	07/16/2054	43,627
922,205	GNMA REMIC Trust, Series 2014-135 I0#~	0.81%	01/16/2056	45,816
882,534	GNMA REMIC Trust, Series 2015-172 I0#~	0.87%	03/16/2057	50,941
1,182,353	GNMA REMIC Trust, Series 2016-40 I0#~	0.73%	07/16/2057	62,699
968,241	GNMA REMIC Trust, Series 2016-56 I0#~	0.92%	11/16/2057	65,424
1,260,513	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	88,775
2,000,000	Great Wolf Trust, Series 2017-WOLF D (1 Month LIBOR USD + 2.10%)^	4.49%	09/15/2034	2,002,799
500,000	GSMS, Series 2018-FBLU C (1 Month LIBOR USD + 1.60%)^	3.99%	11/15/2035	499,949
1,250,000	GSMS, Series 2018-FBLU D (1 Month LIBOR USD + 2.00%)^	4.39%	11/15/2035	1,248,997
750,000	HPLY Trust, Series 2019-HIT D (1 Month LIBOR USD + 2.00%)^	4.39%	11/17/2036	753,038
1,500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.74%	07/15/2036	1,500,000
500,000	JPMCC, Series 2019-MFP E (1 Month LIBOR USD + 2.16%)^	4.54%	07/15/2036	500,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2019

Par Value/Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 24.8% (Continued)
500,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	3.74%	05/15/2036	501,871
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	393,253
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.39%	11/15/2034	274,280
925,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.79%	11/15/2034	925,224
1,000,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	1,032,805
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	500,255
434,419	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	444,871
Total Mortgage Backed Securities (Cost $61,131,266)				62,320,654

Municipal Bonds — 3.1%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	315,889
3,500,000	District of Columbia#	6.50%	08/01/2038	3,500,000
350,000	District of Columbia#	6.60%	08/01/2038	350,000
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,417,848
1,275,000	Mosaic District Community Development Authority	7.25%	03/01/2036	1,338,010
800,000	North Texas Tollway Authority	8.91%	02/01/2030	829,752
Total Municipal Bonds (Cost $7,503,040)				7,751,499

U.S. Treasury Notes — 7.4%
18,500,000	United States Treasury Note	1.88%	08/31/2022	18,585,635
Total U.S. Treasury Notes (Cost $18,296,314)				18,585,635

Preferred Stocks — 0.5%
14,625	AGNC Investment Corp., Series B, 7.75%			374,108
19,576	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			508,976
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)			242,000
Total Preferred Stocks (Cost $1,113,864)				1,125,084

Short-Term Investments — 1.8%

Money Market Funds — 1.8%
4,462,814	First American Government Obligations Fund — Class Z, 2.26%*			4,462,814
Total Short-Term Investments (Cost $4,462,814)				4,462,814
Total Investments — 99.0% (Cost $243,925,457)				248,495,719
Other Assets in Excess of Liabilities — 1.0%				2,493,663
NET ASSETS — 100.0%				$250,989,382

#	Variable rate security. Rate disclosed is as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of June 30, 2019.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	55	09/30/2019	$11,843,730	$11,834,883	$(8,847)
U.S. Treasury 5-Year Note Futures	382	09/30/2019	44,388,392	45,135,687	747,295
U.S. Treasury 10-Year Note Futures	48	09/19/2019	5,988,979	6,142,500	153,521
U.S. Treasury 10-Year Ultra Futures	185	09/19/2019	24,732,905	25,553,125	820,220
U.S. Treasury Long Bond Futures	57	09/19/2019	8,496,837	8,868,844	372,007
U.S. Treasury Ultra Bond Futures	80	09/19/2019	13,477,890	14,205,000	727,110
			$108,928,733	$111,740,039	$2,811,306

There is no variation margin due to or from the Fund as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

The Brown Advisory Strategic Bond Fund – Investor Shares (the “Fund”) returned 4.18% during the year ended June 30, 2019, outperforming its primary benchmark, the ICE BofAML 0-3 Month US Treasury Bill Index, which returned 2.28%. The Fund underperformed the 7.87% return of its secondary benchmark, the Bloomberg Barclays US Aggregate Bond Index. A strong 2019 rally in credit drove nearly all of our return for the twelve-month period, following a largely technical-driven market sell-off during Q4 2018.

We focus on deep credit research that feeds our proprietary, factor-based risk pricing models. We believe that this process helps us to consistently identify individual securities that offer compelling risk-adjusted return potential. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess, and price a bond’s risks. Our methodology allows us to compare the expected return of bonds across multiple sectors, using our diligence process to adjust for both the impairment risk and interest rate risk, thereby driving our capital allocation decisions from the bottom-up. Idiosyncratic risks are mitigated by the strict application of a sizing model focused on a bond’s estimated downside.

The Fund attempts to mitigate duration risk, in an effort to reduce correlation to general interest-rate movements. The Fund has been managed with a duration of under 2.0 over the past year, and we do not seek to generate meaningful alpha by betting on interest-rate directionality. Instead, we aim to reduce sensitivity to rates by buying shorter-dated bonds, using hedges such as Treasury futures, and by purchasing floating-rate instruments (floating-rate debt comprised 42.5% of Fund assets at period’s end).

The Fund’s gain came despite a market sell-off in corporate credit in December 2018. The Fund was conservatively positioned headed into the sell-off, which helped dampen volatility relative to other risk assets. We added selectively to corporate bonds at the very end of December and maintained our high-yield corporate bond exposure through the end of June. Overall, however, we maintained a low weighting to high-yield bonds; our allocation hovered in the 15-20% range—roughly half of what we consider to be the Fund’s neutral weighting and well below our self-imposed maximum allocation of 50%. The Fund’s allocation to investment-grade corporates averaged in the high single digits, and did not change materially throughout the year. While corporate bonds put in a modestly negative return in the first half of the fiscal year, they were our best-performing sector in the six months ending June 30, returning roughly 7% over that period.

Structured products make up the majority of our holdings; our composition within the structured segment is based on relative value. Beginning in January, we began increasing our exposure to collateralized loan obligations (CLOs) based on relative value compared to other asset-backed securities (ABS). CLOs sold off more during the December quarter than other ABS, offering better relative value for similar duration and rating. We focused on CLOs with shorter tenors, in an effort to dampen volatility in a tight credit-spread environment. Similarly, we added to single-asset, single-borrower commercial mortgage-backed securities (SASB CMBS), which are backed by prized real estate assets. Both these and CLOs pay floating-rate interest, thereby offering us protection from rising rates. While these securities tend to be callable given our focus on shorter tenors, we are finding inefficiencies in the market; while these bonds remain uncalled, we are collecting incremental income. All of our structured finance allocations generated positive returns of between 3.3% and 6.6% over the past twelve months. We continue to believe that structured products are instrumental in helping us improve the overall credit quality of the portfolio, enhance returns, reduce duration, and provide diversification.

Lastly, the Fund took advantage of pockets of value in certain municipal bond securities in mid-2018, although many were called away over the past twelve months and our exposure at period’s end was not meaningful. While the average allocation to this sector over the year was less than 4% of assets, the strong returns we achieved in municipals contributed almost 30 basis points to overall performance. The flexible nature of the strategy allows us to take advantage of these types of value opportunities wherever they may appear.

Our investment process is focused on maximizing risk-adjusted return through the disciplined application of a deep due diligence process and proprietary risk pricing models designed to optimize capital allocation decisions. Our process is designed to facilitate consistently better decision-making, grounded in our thorough understanding of each investment’s cash flow profile, liquidity, structural terms, and enterprise value coverage. We believe that adhering to this process can continue to add value whether credit is widening or tightening and may be a key driver of outperformance through market and business cycles.

Sincerely,

Robert H. Snyder
Co-Portfolio Manager

Thomas D.D. Graff, CFA
Co-Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market and includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Asset Backed Securities	48.5%
Corporate Bonds & Notes	28.7%
Mortgage Backed Securities	15.8%
Money Market Funds	3.5%
Municipal Bonds	2.6%
Preferred Stocks	0.7%
Other Assets and Liabilities	0.2%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(9/30/11)
Institutional Shares[1]	4.23%	1.91%	1.74%
Investor Shares	4.18%	1.66%	1.47%
ICE BofAML 0-3 Month US Treasury Bill Index	2.28%	0.83%	0.55%
Bloomberg Barclays US Aggregate Bond Index	7.87%	2.95%	2.82%
Bloomberg Barclays Intermediate US Aggregate Bond Index[2]	6.73%	2.46%	2.39%

	Institutional Shares	Investor Shares
Gross Expense Ratio[3]	0.65%	0.70%
Net Expense Ratio[3]	0.65%	0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/strategic-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 31, 2014, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Effective February 28, 2019, the Fund discontinued the use of the Bloomberg Barclays Intermediate US Aggregate Bond Index and replaced it with the ICE BofAML 0-3 Month Treasury Bill Index.  Also effective as of the same date, the Fund has adopted the Bloomberg Barclays US Aggregate Bond Index as its secondary benchmark.  The Adviser has determined that the ICE BofAML 0-3 Month US Treasury Bill Index better reflects the Fund’s investment strategy.

[3]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 48.5%
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2016-2 D	3.65%	05/09/2022	1,015,727
200,000	AmeriCredit Automobile Receivables Trust, Series 2016-3 D	2.71%	09/08/2022	200,731
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-3 D	3.18%	07/18/2023	227,623
275,000	AmeriCredit Automobile Receivables Trust, Series 2017-4 D	3.08%	12/18/2023	279,102
1,000,000	Apidos CLO XVI, Series 2013-16A CR (3 Month LIBOR USD + 3.00%)^	5.59%	01/21/2025	1,000,037
189,894	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	190,867
1,375,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.59%	04/20/2027	1,375,936
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2013-4A A1RR (3 Month LIBOR USD + 1.00%)^	3.60%	01/15/2031	1,981,256
2,000,000	Carlyle US CLO, Ltd., Series 2017-2A A1B (3 Month LIBOR USD + 1.22%)^	3.81%	07/21/2031	1,998,008
1,000,000	CBAM, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.80%)^	4.39%	07/20/2030	998,846
636,000	CCG Receivables Trust, Series 2019-1 B^	3.22%	09/14/2026	649,270
1,375,000	CIFC Funding, Ltd., Series 2012-2RA B (3 Month LIBOR USD + 1.55%)^	4.14%	01/20/2028	1,338,347
1,250,000	Dell Equipment Finance Trust, Series 2017-2 B^	2.47%	10/24/2022	1,247,775
1,000,000	Dell Equipment Finance Trust, Series 2018-1 C^	3.53%	06/22/2023	1,015,003
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	774,805
1,250,000	Dell Equipment Finance Trust, Series 2019-1 D^	3.45%	03/24/2025	1,270,788
1,000,000	Drive Auto Receivables Trust, Series 2017-1 D	3.84%	03/15/2023	1,012,323
1,000,000	Drive Auto Receivables Trust, Series 2017-3 D^	3.53%	12/15/2023	1,011,015
1,500,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	1,527,098
2,025,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	2,074,962
700,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	721,944
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,006,124
1,650,000	Dryden XXV Senior Loan Fund, Series 2012-25A CRR (3 Month LIBOR USD + 1.85%)^	4.45%	10/15/2027	1,645,884
1,900,000	DT Auto Owner Trust, Series 2017-4A D^	3.47%	07/17/2023	1,914,572
500,000	DT Auto Owner Trust, Series 2018-2A C^	3.67%	03/15/2024	507,871
1,000,000	DT Auto Owner Trust, Series 2018-3A D^	4.19%	07/15/2024	1,031,256
500,000	DT Auto Owner Trust, Series 2019-2A D^	3.48%	02/18/2025	509,754
1,500,000	DT Auto Owner Trust, Series 2018-2A E^	5.54%	06/16/2025	1,571,181
1,000,000	DT Auto Owner Trust, Series 2019-2A E^	4.46%	05/15/2026	1,021,111
1,550,000	Emerson Park CLO, Ltd., Series 2013-1A C1R (3 Month LIBOR USD + 2.15%)^	4.75%	07/15/2025	1,552,846
1,062,000	Exeter Automobile Receivables Trust, Series 2018-2A E^	5.33%	05/15/2025	1,103,790
266,088	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	278,290
1,220,000	Flatiron CLO, Ltd., Series 2013-1A BR (3 Month LIBOR USD + 2.35%)^	4.94%	01/20/2026	1,220,031
1,000,000	GoldenTree Loan Management CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.20%)^	4.79%	04/20/2029	995,502
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 (3 Month LIBOR USD + 1.07%)^	3.67%	01/21/2031	1,990,028
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	304,673
1,000,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.89%	01/20/2030	999,974
1,975,000	Highbridge Loan Management, Ltd., Series 2013-2A A2R (3 Month LIBOR USD + 1.63%)^	4.22%	10/20/2029	1,958,151
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.54%	12/19/2036	300,141
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.84%	12/19/2036	200,545
500,000	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	4.19%	12/19/2036	501,248
1,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.64%	03/19/2037	1,195,582
999,863	Invitation Homes Trust, Series 2018-SFR1 E (1 Month LIBOR USD + 2.00%)^	4.39%	03/19/2037	1,003,100
500,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	3.47%	06/18/2037	497,533
930,000	LCM XXV, Ltd., Series 2017-25A C2 (3 Month LIBOR USD + 2.30%)^	4.89%	07/22/2030	930,547
2,750,000	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.94%	07/20/2026	2,755,482
750,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	4.08%	01/27/2026	750,790
2,200,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	4.49%	04/20/2026	2,201,344
1,000,000	Madison Park Funding XVI, Ltd., Series 2015-16A C (3 Month LIBOR USD + 3.70%)^	6.29%	04/20/2026	1,002,398
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	4.34%	07/21/2030	749,963
700,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.99%	07/22/2030	700,241
500,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.33%	07/25/2029	501,200
1,000,000	Madison Park Funding XXV, Ltd., Series 2017-25A B (3 Month LIBOR USD + 2.35%)^	4.93%	04/25/2029	1,000,679
1,400,000	Magnetite IX, Ltd., Series 2014-9A A2R (3 Month LIBOR USD + 1.50%)^	4.08%	07/27/2026	1,400,688
1,500,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	4.58%	07/27/2026	1,500,137
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	5.68%	07/27/2026	750,099

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 48.5% (Continued)
750,000	Magnetite XVI, Ltd., Series 2015-16A C2R (3 Month LIBOR USD + 1.60%)^	4.20%	01/18/2028	743,092
2,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.77%	10/18/2030	1,997,550
454,750	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	4.10%	02/25/2044	455,045
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	3.39%	10/20/2026	748,274
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.79%	10/20/2026	741,666
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	3.57%	04/15/2031	1,977,984
2,000,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.70%	04/15/2026	2,004,000
1,500,000	Octagon Investment Partners XXIII, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 1.85%)^	4.45%	07/15/2027	1,487,077
1,125,000	OHA Credit Partners IX, Ltd., Series 2013-9A B1R (3 Month LIBOR USD + 1.46%)^	4.05%	10/20/2025	1,127,735
750,000	OHA Credit Partners IX, Ltd., Series 2013-9A DR (3 Month LIBOR USD + 3.30%)^	5.89%	10/20/2025	751,199
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	253,563
325,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	327,647
250,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	252,027
500,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	506,491
1,500,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,539,227
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	410,195
34,116	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	3.06%	11/10/2020	34,129
260,000	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A3^	2.45%	12/10/2021	260,039
333,458	OSCAR U.S. Funding Trust VIII LLC, Series 2018-1A A2B (1 Month LIBOR USD + 0.49%)^	2.90%	04/12/2021	333,683
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	4.23%	07/30/2027	993,151
500,000	OZLM XV, Ltd., Series 2016-15A A2A (3 Month LIBOR USD + 2.10%)^	4.69%	01/22/2029	500,054
500,000	Prestige Auto Receivables Trust, Series 2017-1A D^	3.61%	10/16/2023	508,147
652,632	Progress Residential Trust, Series 2015-SFR2 A^	2.74%	06/14/2032	652,227
401,442	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	401,793
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	863,172
500,000	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	506,211
500,000	Santander Drive Auto Receivables Trust, Series 2017-1 D	3.17%	04/17/2023	504,139
150,000	Santander Drive Auto Receivables Trust, Series 2017-2 D	3.49%	07/17/2023	151,703
325,000	Santander Drive Auto Receivables Trust, Series 2017-3 D	3.20%	11/15/2023	328,565
550,000	Santander Drive Auto Receivables Trust, Series 2019-2 D	3.22%	07/15/2025	558,342
1,283,450	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.71%	07/17/2026	1,284,617
28,120	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	28,114
750,000	Sound Point CLO XIV, Ltd., Series 2016-3A C (3 Month LIBOR USD + 2.65%)^	5.24%	01/23/2029	750,335
206,073	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	218,173
1,329,116	Symphony CLO XIV, Ltd., Series 2014-14A A1R (3 Month LIBOR USD + 1.28%)^	3.88%	07/14/2026	1,329,444
429,183	Tesla Auto Lease Trust, Series 2018-B A^	3.71%	08/20/2021	435,724
2,000,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.66%	10/20/2028	2,002,776
1,125,000	United Auto Credit Securitization Trust, Series 2019-1 D^	3.47%	08/12/2024	1,135,012
30,802	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	30,814
750,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	749,046
707,053	Verizon Owner Trust, Series 2017-1A A^	2.06%	09/20/2021	706,134
400,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	400,174
700,000	Verizon Owner Trust, Series 2017-2A A^	1.92%	12/20/2021	698,675
400,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	406,308
750,000	Verizon Owner Trust, Series 2018-A C	3.55%	04/20/2023	772,415
1,000,000	Voya CLO, Ltd., Series 2019 1A C (3 Month LIBOR USD + 2.35%)^	4.99%	04/16/2029	1,000,092
1,500,000	Voya CLO, Ltd., Series 2013-1A A2R (3 Month LIBOR USD + 1.55%)^	4.15%	10/15/2030	1,479,932
826,154	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	834,606
300,000	Westlake Automobile Receivables Trust, Series 2017-2A D^	3.28%	12/15/2022	302,886
900,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	906,968
1,000,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	1,022,652
630,000	Westlake Automobile Receivables Trust, Series 2018-2A E^	4.86%	01/16/2024	646,212
1,300,000	Westlake Automobile Receivables Trust, Series 2019-2A E^	4.02%	04/15/2025	1,305,595
Total Asset Backed Securities (Cost $99,422,328)				99,829,049

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 28.7%
800,000	Allison Transmission, Inc.^	5.00%	10/01/2024	819,000
1,000,000	American Tower Corp.	2.80%	06/01/2020	1,002,437
1,000,000	Apache Corp.	4.25%	01/15/2030	1,033,331
650,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	676,000
1,000,000	Ball Corp.	5.00%	03/15/2022	1,053,750
2,000,000	Bank of America Corp. (Fixed until 01/23/2021, then 3 Month LIBOR USD + 0.37%)	2.74%	01/23/2022	2,009,447
250,000	BWAY Holding Co.^	7.25%	04/15/2025	242,187
3,000,000	BWX Technologies, Inc.^	5.38%	07/15/2026	3,112,350
1,000,000	Citigroup, Inc.	2.65%	10/26/2020	1,003,733
1,220,000	Crown Castle International Corp.	4.88%	04/15/2022	1,297,536
300,000	Dana, Inc.	6.00%	09/15/2023	307,875
1,000,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	931,520
1,000,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	957,070
3,000,000	Equinix, Inc.	5.88%	01/15/2026	3,183,750
1,900,000	Exelon Corp.	2.85%	06/15/2020	1,906,319
700,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	707,000
3,000,000	frontdoor, Inc.^	6.75%	08/15/2026	3,202,500
750,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	3.27%	02/23/2023	748,112
1,000,000	Hasbro, Inc.	3.15%	05/15/2021	1,009,080
1,700,000	HCA, Inc.	6.50%	02/15/2020	1,739,233
1,000,000	HCA, Inc.	5.38%	02/01/2025	1,081,875
500,000	JC Penney Corp, Inc.	8.13%	10/01/2019	501,250
1,100,000	JC Penney Corp, Inc.^	5.88%	07/01/2023	926,750
1,650,000	KeHE Distributors LLC^	7.63%	08/15/2021	1,645,875
1,610,000	Lamar Media Corp.	5.75%	02/01/2026	1,698,550
460,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	450,800
1,000,000	Martin Marietta Materials, Inc. (3 Month LIBOR USD + 0.50%)	2.89%	12/20/2019	1,000,055
650,000	Matterhorn Merger Sub LLC^	8.50%	06/01/2026	580,125
68,000	Mercer International, Inc.	7.75%	12/01/2022	70,635
1,500,000	Mercer International, Inc.	6.50%	02/01/2024	1,558,125
1,500,000	Morgan Stanley	2.63%	11/17/2021	1,509,647
1,000,000	Nathan’s Famous, Inc.^	6.63%	11/01/2025	990,000
1,026,000	Neenah, Inc.^	5.25%	05/15/2021	1,027,283
1,500,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,412,379
3,000,000	NXP BV^	4.13%	06/01/2021	3,076,800
574,000	NXP BV^	3.88%	06/18/2026	590,455
500,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	500,000
1,715,000	Outfront Media Capital LLC	5.88%	03/15/2025	1,779,312
250,000	Rivers Pittsburgh Borrower L.P.^	6.13%	08/15/2021	254,375
2,280,000	ServiceMaster Co. LLC	7.45%	08/15/2027	2,453,850
1,000,000	Steel Dynamics, Inc.	5.25%	04/15/2023	1,018,750
370,000	TechnipFMC PLC	3.45%	10/01/2022	377,752
1,000,000	TransDigm, Inc.^	6.25%	03/15/2026	1,055,000
550,000	USA Compression Partners L.P.	6.88%	04/01/2026	584,320
2,575,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	2,613,625
1,000,000	Vulcan Materials Co. (3 Month LIBOR USD + 0.60%)	3.01%	06/15/2020	1,000,261
1,300,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,349,999
1,100,000	Zimmer Biomet Holdings, Inc. (3 Month LIBOR USD + 0.75%)	3.17%	03/19/2021	1,099,194
Total Corporate Bonds & Notes (Cost $58,235,617)				59,149,272

Mortgage Backed Securities — 15.8%
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY C
	(1 Month LIBOR USD + 1.35%)^	3.74%	09/15/2034	396,833
1,300,000	BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY D
	(1 Month LIBOR USD + 1.70%)^	4.09%	09/15/2034	1,306,560
2,000,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ D (1 Month LIBOR USD + 1.95%)^	4.34%	04/15/2036	2,002,673
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.52%	03/16/2037	400,008

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 15.8% (Continued)
406,062	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	3.29%	11/15/2035	406,349
812,124	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.69%	11/15/2035	812,737
2,500,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	4.54%	07/15/2032	2,502,476
1,000,000	CORE Mortgage Trust, Series 2019-CORE D (1 Month LIBOR USD + 1.65%)^	4.04%	12/15/2031	1,002,430
2,000,000	CSMC, Series 2019-ICE4 E (1 Month LIBOR USD + 2.15%)^	4.54%	05/15/2036	2,009,849
2,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	2,081,954
804,123	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	131,420
1,445,111	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	158,383
335,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	327,074
531,262	FHLMC STACR, Series 2014-DN1 M2 (1 Month LIBOR USD + 2.20%)	4.60%	02/26/2024	540,493
1,726,865	FHLMC STACR, Series 2016-DNA2 M2 (1 Month LIBOR USD + 2.20%)	4.60%	10/25/2028	1,732,245
757,934	FHLMC STACR, Series 2016-HQA3 M2 (1 Month LIBOR USD + 1.35%)	3.75%	03/26/2029	763,124
4,126,753	FHMS, Series K-021 X1#~	1.44%	06/25/2022	151,127
1,983,998	FHMS, Series K-721 X1#~	0.33%	08/25/2022	19,161
2,514,779	FHMS, Series K-023 X1#~	1.25%	08/25/2022	83,910
10,305,032	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	170,585
10,398,525	FHMS, Series K-734 X1#~	0.79%	02/25/2026	392,327
674,959	FHMS, Series K-058 X1#~	0.93%	08/25/2026	38,308
3,000,000	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	209,978
1,386,640	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	71,739
9,962,106	FHMS, Series K-070 X1#~	0.33%	11/25/2027	254,293
761,104	FHMS, Series Q-006 APT1#	2.62%	04/25/2028	809,223
4,996,027	FHMS, Series K-087 X1#~	0.36%	12/25/2028	160,145
918,542	FHMS, Series Q-004 A2H#	3.05%	01/25/2046	923,159
265,223	FNMA, Pool# AB9392	2.50%	05/01/2023	267,957
190,862	FNMA, Pool# 815323 (6 Month LIBOR USD + 1.53%)	4.24%	01/01/2035	197,511
176,519	FNMA, Pool# 813714 (1 Year CMT Rate + 1.94%)	4.57%	01/01/2035	184,439
55,735	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	4.79%	03/01/2037	58,793
168,630	FNMA, Pool# 915191 (12 Month LIBOR USD + 1.70%)	4.58%	04/01/2037	178,081
401,394	FNMA, Pool# AL6262 (1 Year CMT Rate + 2.38%)	4.80%	04/01/2038	419,536
128,537	FNMA, Pool# 965184 (12 Month LIBOR USD + 1.59%)	4.34%	09/01/2038	133,266
256,652	FNMA, Pool# 947512 (12 Month LIBOR USD + 1.75%)	4.50%	09/01/2047	269,884
582,276	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	646,390
780,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2049	800,386
90,000	FREMF Mortgage Trust, Series 2011-K10 B#^	4.62%	11/25/2049	92,163
207,790	GNMA, Pool# 004527M	5.00%	09/20/2024	226,163
548,151	GNMA REMIC Trust, Series 2014-45 B1#~	0.74%	07/16/2054	22,246
461,103	GNMA REMIC Trust, Series 2014-135 I0#~	0.81%	01/16/2056	22,908
441,267	GNMA REMIC Trust, Series 2015-172 I0#~	0.87%	03/16/2057	25,471
591,177	GNMA REMIC Trust, Series 2016-40 I0#~	0.73%	07/16/2057	31,349
482,192	GNMA REMIC Trust, Series 2016-56 I0#~	0.92%	11/16/2057	32,582
630,257	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	44,388
2,000,000	Great Wolf Trust, Series 2017-WOLF D (1 Month LIBOR USD + 2.10%)^	4.49%	09/15/2034	2,002,799
500,000	GSMS, Series 2018-FBLU C (1 Month LIBOR USD + 1.60%)^	3.99%	11/15/2035	499,949
1,250,000	GSMS, Series 2018-FBLU D (1 Month LIBOR USD + 2.00%)^	4.39%	11/15/2035	1,248,997
750,000	HPLY Trust, Series 2019-HIT D (1 Month LIBOR USD + 2.00%)^	4.39%	11/17/2036	753,038
1,000,000	JPMCC, Series 2019-MFP E (1 Month LIBOR USD + 2.16%)^	4.54%	07/15/2036	1,000,000
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	393,253
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.39%	11/15/2034	274,280
925,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.79%	11/15/2034	925,224
1,000,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	1,032,805
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	500,255
434,419	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	444,871
Total Mortgage Backed Securities (Cost $32,187,177)				32,587,547

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2019

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 2.6%
2,500,000	District of Columbia#	6.50%	08/01/2038	2,500,000
400,000	District of Columbia#	6.60%	08/01/2038	400,000
685,000	Mosaic District Community Development Authority	7.25%	03/01/2036	718,853
225,000	North Texas Tollway Authority	8.91%	02/01/2030	233,368
500,000	Public Finance Authority^	5.00%	09/01/2030	536,350
370,000	Utah Charter School Finance Authority	5.80%	06/15/2038	370,751
450,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	454,266
130,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	130,054
Total Municipal Bonds (Cost $5,219,315)				5,343,642

Preferred Stocks — 0.7%
16,475	AGNC Investment Corp., Series B, 7.75%			421,431
29,576	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			768,976
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)			242,000
Total Preferred Stocks (Cost $1,418,105)				1,432,407

Short-Term Investments — 3.5%

Money Market Funds — 3.5%
7,256,947	First American Government Obligations Fund — Class Z, 2.26%*			7,256,947
Total Short-Term Investments (Cost $7,256,947)				7,256,947
Total Investments — 99.8% (Cost $203,739,489)				205,598,864
Other Assets in Excess of Liabilities — 0.2%				491,520
NET ASSETS — 100.0%				$206,090,384

#	Variable rate security. Rate disclosed is as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) was up 7.54% trailing the 7.87% return for the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark.

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macro forecast.

The second half of 2018 was a tumultuous period for credit markets. Spreads of all types widened significantly, especially during the 4th quarter, where both high-yield and investment-grade corporate bonds had their worst quarters since 2011. Our investment philosophy of seeking alpha through individual bond selection naturally leads us to owning more spread bonds and fewer Treasury bonds. While this was detrimental to performance the second half of 2018, this has been a major driver of the Fund’s strong longer-term track record.

The first half of 2019 was strong, and the Fund outperformed the Index. Credit had weakened substantially. We did not want to lose alpha opportunities so we kept our corporate overweight by percentage, but underweighted by duration. This left us underweight beta but overweight alpha. If we continue to see weakness we should be less exposed with our position in shorter-term bonds. This is one way we hope to maintain strong relative performance even if credit markets underperform.

Our biggest performance drivers have been strong credit selection, credit overweight generally, mortgage-backed securities (MBS) underweight and yield curve positioning. We added some duration outright as well as overweighted the 5-10 year part of the curve. Both of these were meant to add performance in a situation where the Fed was cutting rates. This position was less about a call on interest rates and more of a hedge against the economy weakening. Interest rates have fallen this year, and the fact that the 5-10 year area has been the best performing segment has helped relative performance.

While we are always disappointed about periods of underperformance, we are pleased with the portfolio’s potential looking forward. We come in with a strong idea of how a bond should perform in an adverse market, and this allows us to weather periods of volatility from a position of strength. In the long run, we believe this focus on downside plus a strong level of income generation should result in outperformance.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	39.8%
Mortgage Backed Securities	32.0%
Municipal Bonds	13.0%
Asset Backed Securities	7.9%
Foreign Government Bonds	2.7%
U.S. Treasury Notes	1.2%
Money Market Funds	0.0%
Other Assets and Liabilities	3.4%
100.0%

		Since Inception
Average Annual Total Return	One Year	(8/7/17)
Institutional Shares[1]	7.60%	3.27%
Investor Shares	7.54%	3.21%
Bloomberg Barclays US Aggregate Bond Index	7.87%	3.50%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.67%	0.72%
Net Expense Ratio[2]	0.56%	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 39.8%
1,630,000	Albemarle Corp.	4.15%	12/01/2024	1,723,697
1,150,000	Alexandria Real Estate Equities, Inc.	3.80%	04/15/2026	1,209,875
1,730,000	Allison Transmission, Inc.^	4.75%	10/01/2027	1,725,675
1,750,000	American Tower Corp.	3.13%	01/15/2027	1,737,713
1,635,000	Analog Devices, Inc.	3.90%	12/15/2025	1,728,370
1,100,000	AstraZeneca PLC	3.38%	11/16/2025	1,151,940
1,080,000	AvalonBay Communities, Inc.	4.20%	12/15/2023	1,158,240
1,890,000	Ball Corp.	4.88%	03/15/2026	2,012,850
1,390,000	Bank of America Corp. (Fixed until 05/17/2021, then 3 Month LIBOR USD + 0.63%)	3.50%	05/17/2022	1,417,147
1,400,000	Boston Properties L.P.	3.65%	02/01/2026	1,455,765
560,000	BWAY Holding Co.^	7.25%	04/15/2025	542,500
790,000	Children’s Hospital Corp.	4.12%	01/01/2047	874,923
1,155,000	Clorox Co.	3.10%	10/01/2027	1,183,530
585,000	Core & Main L.P.^	6.13%	08/15/2025	593,775
1,205,000	CVS Health Corp.	4.30%	03/25/2028	1,271,730
1,425,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,485,648
2,205,000	Duke Energy Progress LLC	3.45%	03/15/2029	2,326,747
1,885,000	Ecolab, Inc.	4.35%	12/08/2021	1,980,293
1,135,000	Equinix, Inc.	5.38%	01/01/2022	1,167,631
1,090,000	Express Scripts Holding Co.	4.50%	02/25/2026	1,177,179
610,000	Graphic Packaging International LLC^	4.75%	07/15/2027	627,538
1,740,000	Hasbro, Inc.	3.50%	09/15/2027	1,767,308
1,108,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	1,161,297
20,000	Kaiser Foundation Hospitals	3.15%	05/01/2027	20,639
1,670,000	Keysight Technologies, Inc.	4.55%	10/30/2024	1,788,397
1,435,000	Kroger Co.	3.70%	08/01/2027	1,480,248
1,715,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	1,680,700
1,135,000	MidAmerican Energy Co.	3.10%	05/01/2027	1,166,924
595,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	560,244
2,245,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	2,400,661
1,245,000	NXP BV^	3.88%	06/18/2026	1,280,690
1,200,000	Regency Centers L.P.	3.75%	06/15/2024	1,250,778
1,110,000	Trimble, Inc.	4.90%	06/15/2028	1,190,275
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	906,661
1,620,000	Verisk Analytics, Inc.	4.00%	06/15/2025	1,731,230
1,640,000	Verizon Communications, Inc.	3.88%	02/08/2029	1,760,626
1,835,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,905,575
Total Corporate Bonds & Notes (Cost $48,605,513)				50,605,019

Mortgage Backed Securities — 32.0%
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	3.64%	12/15/2037	502,203
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	3.84%	12/15/2037	502,840
1,500,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	3.99%	07/15/2032	1,504,027
500,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	4.54%	07/15/2032	500,495
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	3.69%	12/15/2031	751,310
500,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	3.82%	05/15/2036	501,738
750,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	3.99%	05/15/2036	753,096
142,942	FHLMC STACR, Series 2014-HQ2 M2 (1 Month LIBOR USD + 2.20%)	4.60%	09/25/2024	145,253
344,609	FHLMC STACR, Series 2015-HQA2 M2 (1 Month LIBOR USD + 2.80%)	5.20%	05/25/2028	349,558
689,867	FHLMC STACR, Series 2016-HQA3 M2 (1 Month LIBOR USD + 1.35%)	3.75%	03/26/2029	694,591
207,984	FHMS, Series K-W01 A1	2.59%	05/25/2025	211,929
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	621,098
594,274	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	30,745
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	309,678
856,242	FHMS, Series Q-006 APT1#	2.62%	04/25/2028	910,376
1,333,965	FHMS, Series K-W07 A1	3.60%	07/25/2028	1,419,835
641,917	FHMS, Series K-W04 A (1 Month LIBOR USD + 0.24%)	2.67%	09/25/2028	639,872

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 32.0% (Continued)
5,500,000	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	392,304
886,483	FHMS, Series Q-008 A (1 Month LIBOR USD + 0.39%)	2.82%	10/25/2045	877,639
429,746	FHMS, Series Q-004 A2H#	3.05%	01/25/2046	431,906
1,103,271	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	1,123,115
659,104	FNMA, Pool# AN6116	2.85%	07/01/2027	680,415
500,000	FNMA, Pool# AN6558	2.91%	09/01/2027	518,803
275,536	FNMA, Pool# AS2826	4.00%	07/01/2044	289,452
275,631	FNMA, Pool# AS3724	3.50%	11/01/2044	285,146
255,895	FNMA, Pool# AS5917	3.50%	10/01/2045	264,009
361,368	FNMA, Pool# AS6127	3.50%	11/01/2045	372,826
289,149	FNMA, Pool# AS8808	3.50%	02/01/2047	297,864
982,873	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,027,619
294,849	FNMA, Pool# BJ4051	4.50%	05/01/2048	315,707
196,849	FNMA, Pool# BJ4050	4.50%	05/01/2048	212,387
197,016	FNMA, Pool# BJ4052	4.50%	05/01/2048	209,737
197,336	FNMA, Pool# BK5105	5.50%	05/01/2048	215,010
197,034	FNMA, Pool# BJ4057	4.50%	06/01/2048	208,087
177,613	FNMA, Pool# BK8032	5.50%	06/01/2048	193,520
246,794	FNMA, Pool# BJ4061	4.50%	07/01/2048	264,175
246,636	FNMA, Pool# BJ4060	4.50%	07/01/2048	266,168
245,619	FNMA, Pool# BJ4062	4.50%	07/01/2048	259,785
988,842	FNMA, Pool# BJ4067	4.50%	08/01/2048	1,046,275
1,200,076	FNMA, Pool# BJ4070	4.00%	09/01/2048	1,253,392
247,127	FNMA, Pool# BJ4072	4.50%	09/01/2048	264,534
259,074	FNMA, Pool# BJ4073	4.50%	09/01/2048	275,189
236,111	FNMA, Pool# BJ4075	5.00%	09/01/2048	257,617
197,590	FNMA, Pool# BN0202	5.50%	09/01/2048	215,288
494,639	FNMA, Pool# BJ4078	4.50%	10/01/2048	525,254
495,901	FNMA, Pool# BJ4079	5.00%	10/01/2048	534,193
495,840	FNMA, Pool# BJ4082	5.00%	11/01/2048	539,190
298,269	FNMA, Pool# BN4936	5.50%	12/01/2048	322,783
298,495	FNMA, Pool# BN4921	5.50%	01/01/2049	323,028
497,863	FNMA, Pool# BJ4085	4.50%	02/01/2049	532,434
498,049	FNMA, Pool# BJ4086	5.00%	02/01/2049	538,777
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.65%	07/25/2024	305,243
80,000	FNMA REMIC Trust, Series 2017-M2 A2#	2.88%	02/25/2027	82,385
831,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.04%	09/25/2027	859,376
865,000	FNMA REMIC Trust, Series 2017-M15 A2#	3.06%	09/25/2027	902,853
1,358,809	FNMA REMIC Trust, Series 2018-M2 A1#	2.90%	01/25/2028	1,410,274
1,900,000	FNMA REMIC Trust, Series 2018-M2 A2#	3.00%	01/25/2028	1,963,251
1,600,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.44%	06/25/2028	1,706,521
930,000	FNMA REMIC Trust, Series 2019-M1 A2#	3.67%	09/25/2028	1,010,271
1,070,252	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	1,168,644
1,000,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.43%	01/25/2051	1,057,973
1,000,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.19%	02/25/2051	1,055,310
500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	3.74%	07/15/2036	500,000
500,000	JPMCC, Series 2019-MFP E (1 Month LIBOR USD + 2.16%)^	4.54%	07/15/2036	500,000
645,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	3.44%	05/15/2036	647,425
500,000	KNDL Mortgage Trust, Series 2019-KNSQ D (1 Month LIBOR USD + 1.35%)^	3.74%	05/15/2036	501,871
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	3.09%	11/15/2034	199,974
100,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.39%	11/15/2034	99,738
1,110,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.79%	11/15/2034	1,110,269
Total Mortgage Backed Securities (Cost $39,582,824)				40,763,650

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 13.0%
300,000	Atlanta Development Authority	3.57%	12/01/2036	311,142
1,800,000	District of Columbia#	6.50%	08/01/2038	1,800,000
75,000	District of Columbia#	6.60%	08/01/2038	75,000
1,060,000	Grant County Washington Public Utility District No. 2	5.63%	01/01/2027	1,284,211
565,000	Honolulu, City & County Hawaii	3.12%	09/01/2023	591,521
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	104,138
850,000	Honolulu, City & County Hawaii	4.00%	09/01/2036	896,699
30,000	Los Angeles California Community College District	6.60%	08/01/2042	44,885
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	459,597
30,000	Maryland Community Development Administration	3.24%	09/01/2048	30,296
110,000	Massachusetts, Commonwealth of	3.28%	06/01/2046	109,306
530,000	Miami-Dade County Florida Aviation	3.98%	10/01/2041	543,822
675,000	Miami-Dade County Florida Educational Facilities Authority	4.47%	04/01/2051	713,880
650,000	Montgomery County Virginia Economic Development Authority	3.95%	06/01/2039	675,929
340,000	New York State Dormitory Authority	4.00%	07/01/2039	356,357
780,000	New York State Environmental Facilities Corp.	2.77%	07/15/2031	784,352
100,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	106,854
475,000	Oregon State University	3.75%	04/01/2049	485,122
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	258,813
20,000	San Diego California Redevelopment Agency Successor Agency	4.00%	09/01/2040	20,734
500,000	San Francisco, City & County of California Community Facilities District No. 2014-1	3.75%	09/01/2037	516,295
595,000	San Francisco, City & County of California Community Facilities District No. 2014-1	4.37%	09/01/2049	628,861
60,000	San Francisco, City & County of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	62,778
2,735,000	Santa Clara California Valley Water District	3.82%	06/01/2039	2,926,697
480,000	Southern California Public Power Authority	4.31%	07/01/2029	516,048
790,000	Texas A&M University	3.82%	05/15/2047	811,354
355,000	University of California	2.99%	05/15/2026	369,214
850,000	University of Massachusetts Building Authority	5.45%	11/01/2040	1,084,660
25,000	University of North Texas System	3.69%	04/15/2030	26,629
Total Municipal Bonds (Cost $15,857,462)				16,595,194

Asset Backed Securities — 7.9%
750,000	DLL LLC, Series 2019-DA1 A2^	2.79%	11/22/2021	753,316
500,000	Great American Auto Leasing, Inc., Series 2019-1 B^	3.37%	02/18/2025	515,067
500,000	Great American Auto Leasing, Inc., Series 2019-1 C^	3.54%	02/17/2026	514,898
909,500	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	4.10%	02/25/2044	910,090
250,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	252,036
500,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	506,491
900,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	923,536
250,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	256,372
150,028	Tesla Auto Lease Trust, Series 2018-A A^	2.32%	12/20/2019	149,969
429,183	Tesla Auto Lease Trust, Series 2018-B A^	3.71%	08/20/2021	435,724
1,250,000	Tesla Auto Lease Trust, Series 2018-B B^	4.12%	10/20/2021	1,283,021
825,000	Verizon Owner Trust, Series 2017-1A C^	2.65%	09/20/2021	826,880
1,000,000	Verizon Owner Trust, Series 2017-2A C^	2.38%	12/20/2021	1,000,355
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	768,865
1,000,000	Verizon Owner Trust, Series 2019-B C	2.60%	12/20/2023	1,004,800
Total Asset Backed Securities (Cost $9,982,075)				10,101,420

Foreign Government Bonds — 2.7%
1,000,000	Industrial Bank of Korea (3 Month LIBOR USD + 0.60%)^	3.18%	08/02/2021	1,004,219
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	3.31%	07/06/2022	2,438,516
Total Foreign Government Bonds (Cost $3,433,243)				3,442,735

U.S. Treasury Notes — 1.2%
1,525,000	United States Treasury Note	1.88%	08/31/2022	1,532,059
Total U.S. Treasury Notes (Cost $1,531,462)				1,532,059

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Short-Term Investments — 0.0%

Money Market Funds — 0.0%
12,444	First American Government Obligations Fund — Class Z, 2.26%*	12,444
Total Short-Term Investments (Cost $12,444)		12,444
Total Investments — 96.6% (Cost $119,005,023)		123,052,521
Other Assets in Excess of Liabilities — 3.4%		4,297,394
NET ASSETS — 100.0%		$127,349,915

#	Variable rate security. Rate disclosed is as of June 30, 2019.
*	Annualized seven-day yield as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	120	09/30/2019	$25,821,178	$25,821,563	$385
U.S. Treasury 5-Year Note Futures	115	09/30/2019	13,362,998	13,587,969	224,971
U.S. Treasury Long Bond Futures	10	09/19/2019	1,490,673	1,555,938	65,265
U.S. Treasury Ultra Bond Futures	23	09/19/2019	3,874,893	4,083,937	209,044
			$44,549,742	$45,049,407	$499,665

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Ultra Bond Futures	(20)	09/19/2019	$(2,673,398)	$(2,762,500)	$(89,102)
			$(2,673,398)	$(2,762,500)	$(89,102)

There is no variation margin due to or from the Fund as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 5.65% in value. During the same period, the Fund’s benchmark, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), increased 5.49%.

The Fund posted solid relative performance for the 12-months ended June 30, 2019 – a period where broad intermediate municipal bond yields moved lower. The Fund benefited from a combination of curve positioning, bottom-up security selection, and yield advantage.

Strong supply/demand technicals continue to benefit the municipal bond market as the desire for tax-free income has bolstered a demand that has outpaced the supply of new bonds. The U.S. Federal Reserve has done a complete about-face from the policy guidance from a year ago. The Fed has indicated an inclination to eschew rate hikes for the rest of the year, and are now signaling that rate cuts are coming, if necessary. This dovish shift by the Fed has had an especially profound impact on the municipal bond market. Intermediate and longer maturity municipal bond yields have fallen 120 basis points from their recent highs in November. Given this backdrop, investor sentiment has swung from a seemingly omnipresent fear of rising interest rates to a more pragmatic approach – find some yield.

In many ways, this dynamic has caused certain portions of the municipal universe to become fully valued. The most obvious example is 1-5 year fixed-rate bonds. The level of yields on this part of the curve continues to mystify us, earning 1.30% or even lower for AAA-rated bonds. Almost 70% of the benchmark’s holdings are in this maturity range, which explains the anemic yield levels offered by our benchmark (1.61%) and many peer managers. By comparison, the Fund’s net indicated yield ended the period at 2.67%, which is near the top of our Morningstar peer group.

We are able to achieve this yield advantage by taking a flexible approach to capital allocation. We are benchmark-aware, but not benchmark beholden. Our goal is to deliver a portfolio that provides principal stability and upside potential. To achieve our goal we have been utilizing non-benchmark securities, like floating-rate bonds, along with somewhat “off-the-run” structures, like lower-coupon bonds and short-call bonds that have more attractive relative valuations. These holdings have helped create a durable yield advantage that we believe can continue to deliver solid performance in a variety of interest rate environments.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. In the current environment, we believe our use of outside-of-benchmark securities, like municipal floating-rate bonds, can offer a better return profile and more extensive diversification from the various risks of the market than the Index. We believe our approach to fundamental research and holistic risk management can continue to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	76.4%
General Obligation Bonds	21.9%
Money Market Funds	1.2%
Other Assets and Liabilities	0.5%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	5.65%	2.47%	2.75%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	5.49%	2.55%	3.37%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/maryland-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.3%

General Obligation Bonds — 21.9%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,447,433
1,265,000	Anne Arundel County Maryland	5.00%	10/01/2026	1,530,663
1,000,000	Baltimore County Maryland	5.00%	08/01/2030	1,163,640
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	5,684,550
3,145,000	Maryland State	5.00%	08/01/2023	3,603,321
1,945,000	Maryland State	5.00%	08/01/2023	2,164,104
2,400,000	Maryland State	5.00%	08/01/2024	2,828,928
1,400,000	Maryland State	5.00%	08/01/2031	1,764,350
3,000,000	Montgomery County Maryland	5.00%	12/01/2019	3,046,500
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,770,500
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,608,400
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,057,313
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,166,521
				39,836,223
Revenue Bonds — 76.4%
3,300,000	Austin, Texas	7.88%	09/01/2026	3,508,692
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,227,150
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,627,138
520,000	Baltimore, Maryland	5.00%	06/15/2030	586,929
2,255,000	Baltimore, Maryland	5.00%	09/01/2031	2,646,536
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,138,840
670,000	Baltimore, Maryland	5.00%	06/15/2033	747,130
1,150,000	Baltimore, Maryland	5.00%	09/01/2033	1,335,403
1,000,000	Baltimore, Maryland	4.00%	07/01/2034	1,133,090
2,350,000	Baltimore, Maryland	5.00%	09/01/2039	2,692,277
1,000,000	Denver County Colorado	5.00%	10/01/2032	1,087,710
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,724,096
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,136,630
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,744,981
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,244,843
2,260,000	Frederick County Maryland	5.50%	07/01/2040	2,320,726
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,151,370
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,269,600
2,500,000	Health & Educational Facilities Authority of the State of Missouri#	3.20%	06/01/2020	2,500,000
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,170,040
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,024,490
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,029,602
5,000,000	Maryland Economic Development Corp.	5.00%	06/01/2026	5,337,200
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	755,349
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	433,848
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	935,816
1,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	1,351,883
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,659,255
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,593,340
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,053,810
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,135,718
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,118,282
1,015,000	Maryland State Health & Higher Educational Facilities	4.00%	07/01/2019	1,015,000
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	518,717
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	568,775
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	544,430
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,676,461
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,762,890

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2019

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.3% (Continued)

Revenue Bonds — 76.4% (Continued)
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,082,350
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,163,520
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	498,859
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,881,450
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,835,895
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,265,660
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	108,850
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,222,728
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	325,248
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,210,812
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	286,352
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,428,238
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,236,403
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,008
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,238
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	487,513
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,391,100
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,703,625
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,508,664
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,480,221
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,658,374
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,100,430
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,535,078
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,848,128
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,587,368
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,822,710
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,307,446
3,640,000	New York Transportation Development Corp.	5.00%	08/01/2026	3,848,463
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,193,820
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,207,420
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,099,581
5,896,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue+	4.86%	07/01/2031	3,696,379
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,120,980
4,335,000	University System of Maryland	5.00%	04/01/2022	4,769,584
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,500,383
				139,136,925
Total Municipal Bonds (Cost $174,006,204)				178,973,148

Short-Term Investments — 1.2%

Money Market Fund — 1.2%
2,158,984	First American Government Obligations Fund — Class Z, 2.26%*			2,158,984
Total Short-Term Investments (Cost $2,158,984)				2,158,984
Total Investments — 99.5% (Cost $176,165,188)				181,132,132
Other Assets in Excess of Liabilities — 0.5%				939,512
NET ASSETS — 100.0%				$182,071,644

#	Variable rate security. Rate disclosed is as of June 30, 2019.
*	Annualized seven-day yield as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 6.49% in value. During the same period, the Fund’s benchmark, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), increased 5.49%.

The Fund posted attractive relative performance for the 12-months ended June 30, 2019 – a period where broad intermediate municipal bond yields moved lower. The Fund benefited from a combination of curve positioning, bottom-up security selection, and yield advantage.

Strong supply/demand technicals continue to benefit the municipal bond market as the desire for tax-free income has bolstered a demand that has outpaced the supply of new bonds. The U.S. Federal Reserve has done a complete about-face from the policy guidance a year ago. The Fed has indicated an inclination to eschew rate hikes for the rest of the year, and are now signaling that rate cuts are coming, if necessary. This dovish shift by the Fed has had an especially profound impact on the municipal bond market. Intermediate and longer maturity municipal bond yields have fallen 120 basis points from their recent highs in November. Given this backdrop, investor sentiment has swung from a seemingly omnipresent fear of rising interest rates to a more pragmatic approach – find some yield.

In many ways, this dynamic has caused certain portions of the municipal universe to become fully valued. The most obvious example is 1-5 year fixed-rate bonds. The level of yields on this part of the curve continues to mystify us, earning 1.30% or even lower for AAA-rated bonds. Almost 70% of the benchmark’s holdings are in this maturity range, which explains the anemic yield levels offered by our benchmark (1.61%) and many peer managers. By comparison, the Fund’s net indicated yield ended the period at 3.09%, which is near the top of our Morningstar peer group.

We are able to achieve this yield advantage by taking a flexible approach to capital allocation. We are benchmark-aware, but not benchmark beholden. Our goal is to deliver a portfolio that provides principal stability and upside potential. To achieve our goal we have been utilizing non-benchmark securities, like floating-rate bonds, along with somewhat “off-the-run” structures, like lower-coupon bonds and short-call bonds that have more attractive relative valuations. These holdings have helped create a durable yield advantage that we believe can continue to deliver solid performance in a variety of interest rate environments.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. In the current environment, we believe our use of outside-of-benchmark securities, like municipal floating-rate bonds, can offer a better return profile and more extensive diversification from the various risks of the market than the Index. We believe our approach to fundamental research and holistic risk management can continue to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2019

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	84.5%
General Obligation Bonds	11.8%
Money Market Funds	2.2%
Other Assets and Liabilities	1.5%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares[1]	6.53%	3.15%	2.82%
Investor Shares	6.49%	3.10%	2.78%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	5.49%	2.55%	2.47%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.44%	0.49%
Net Expense Ratio[2]	0.44%	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14  days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.3%

General Obligation Bonds — 11.8%
11,425,000	Clark County Nevada	4.00%	12/01/2035	12,861,579
11,000,000	Clark County Nevada	4.00%	12/01/2036	12,338,810
4,775,000	Clark County Nevada School District	5.00%	06/15/2032	5,837,437
1,750,000	Connecticut, State of	4.00%	06/15/2036	1,946,612
1,700,000	Connecticut, State of	4.00%	06/15/2037	1,884,042
2,210,000	Florida, State of	4.00%	06/01/2031	2,544,285
6,760,000	Foothill-De Anza Community College District+	2.79%	08/01/2036	4,252,716
10,000,000	Illinois, State of	5.00%	11/01/2021	10,698,600
18,300,000	Illinois, State of	5.00%	11/01/2022	20,030,631
1,435,000	Lane County Oregon School District No 19 Springfield+	3.49%	06/15/2032	998,157
1,280,000	Madera California Unified School District+	3.13%	08/01/2029	1,015,360
2,310,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	2.30%	05/01/2037	2,255,600
8,045,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	2.30%	05/01/2037	7,855,540
6,235,000	Mississippi, State of	4.00%	10/01/2035	7,029,027
1,615,000	Oak Grove California School District+	3.20%	08/01/2031	1,169,373
1,155,000	Oak Grove California School District+	3.02%	08/01/2032	830,734
1,190,000	Oak Grove California School District+	2.89%	08/01/2033	848,637
2,905,000	Oceanside Unified California School District+	4.11%	08/01/2042	1,421,329
1,675,000	Oceanside Unified California School District+	4.12%	08/01/2043	788,875
10,690,000	Palomar Health+	4.11%	08/01/2039	5,432,872
1,365,000	Rosemont, Village of Illinois	5.00%	12/01/2025	1,598,579
5,315,000	Victor Valley California Union High School District+	3.73%	08/01/2035	3,372,527
3,340,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,691,669
3,060,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,382,187
				114,085,178
Revenue Bonds — 84.5%
8,990,000	Anaheim California Public Financing Authority+	2.69%	09/01/2031	6,546,788
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,381,555
1,500,000	Arlington, Texas	5.00%	02/15/2037	1,800,900
4,275,000	Austin, Texas	7.88%	09/01/2026	4,545,351
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	18,380,060
8,450,000	California Health Facilities Financing Authority#	3.22%	11/01/2033	8,450,000
25,835,000	Cedar Rapids, Iowa#	3.40%	08/15/2029	25,835,000
8,300,000	Cedar Rapids, Iowa#	3.00%	08/15/2032	8,300,000
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,415,559
6,330,000	Chicago O’Hare International Airport	5.00%	01/01/2033	7,244,938
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,160,550
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,424,709
6,600,000	Colorado Health Facilities Authority	5.50%	07/01/2034	6,620,856
5,965,000	Colorado Health Facilities Authority	5.00%	12/01/2035	6,674,477
5,000,000	Commonwealth Financing Authority	5.00%	06/01/2025	5,865,950
2,095,000	Connecticut Special Tax Revenue	5.00%	08/01/2031	2,434,851
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,546,811
2,500,000	Delaware State Health Facilities Authority	5.00%	06/01/2034	2,946,950
15,250,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.65%)	2.34%	06/01/2027	15,065,170
15,000,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.75%)	2.44%	06/01/2037	13,998,600
5,500,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	7,088,070
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	11,897,104
1,100,000	Denver Colorado Convention Center Hotel Authority	5.00%	12/01/2028	1,298,077
10,000,000	Denver Colorado Health & Hospital Authority (3 Month LIBOR USD + 1.10%)	2.79%	12/01/2033	9,895,900
9,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	2.34%	07/01/2032	8,986,320
15,000,000	District of Columbia#	6.60%	08/01/2037	15,000,000
5,000,000	District of Columbia#	6.50%	08/01/2038	5,000,000
5,175,000	District of Columbia#	6.60%	08/01/2038	5,175,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.3% (Continued)

Revenue Bonds — 84.5% (Continued)
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,896,826
12,095,000	Florida’s Turnpike Enterprise	4.00%	07/01/2039	13,542,046
15,000,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	17,775,000
2,500,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	2,949,725
6,500,000	Grand Forks County North Dakota^	5.00%	09/15/2028	6,503,055
1,000,000	Hamilton County Ohio Convention Facilities Authority	5.00%	12/01/2033	1,124,390
11,150,000	Harris County Texas (3 Month LIBOR USD + 0.67%)	2.36%	08/15/2035	10,676,683
8,500,000	Harris County Texas Cultural Education Facilities Finance Corp.	5.50%	10/01/2039	8,587,805
3,865,000	Harris County Texas Sports Authority+	4.36%	11/15/2034	2,246,183
7,425,000	Hawaii Department of Budget & Finance	6.50%	07/01/2039	7,455,962
1,400,000	Henrico County Virginia Economic Development Authority#	4.25%	08/23/2027	1,400,000
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	6,736,972
3,720,000	Kansas City Missouri Municipal Assistance Corp.+	2.99%	04/15/2026	3,192,578
10,000,000	Kentucky Asset Liability Commission (3 Month LIBOR USD + 0.55%)	2.28%	11/01/2025	9,795,300
1,250,000	Kentucky Economic Development Finance Authority	5.00%	05/01/2024	1,253,225
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,255,060
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,692,498
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,622,704
29,300,000	Louisiana Public Facilities Authority#	3.31%	09/01/2025	29,300,000
55,000,000	Louisiana Public Facilities Authority#	3.21%	09/01/2027	55,000,000
3,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	3,051,240
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,148,220
5,725,000	Love Field Texas Airport Modernization Corp.	5.00%	11/01/2028	6,263,952
9,455,000	Maricopa County Arizona Pollution Control Corp.	5.00%	06/01/2035	9,694,117
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	5,962,663
1,300,000	Massachusetts Health & Educational Facilities Authority#	6.16%	07/01/2023	1,300,000
2,015,000	Massachusetts Health & Educational Facilities Authority#	6.16%	07/01/2023	2,006,275
6,100,000	Massachusetts Health & Educational Facilities Authority#	4.95%	07/01/2023	6,100,000
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	150,441
1,495,000	Metropolitan Pier & Exposition Authority+	4.02%	12/15/2033	931,639
10,000,000	Metropolitan Pier & Exposition Authority+	4.07%	06/15/2035	5,800,600
10,165,000	Metropolitan Pier & Exposition Authority+	4.10%	06/15/2037	5,343,232
7,470,000	Metropolitan Pier & Exposition Authority+	4.06%	06/15/2038	3,741,798
1,705,000	Metropolitan Transportation Authority+	3.20%	11/15/2029	1,320,846
6,000,000	Metropolitan Transportation Authority+	3.62%	11/15/2033	4,026,660
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,085,353
6,760,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	7,545,512
4,700,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	3.51%	08/01/2027	4,700,000
1,450,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	3.57%	08/01/2028	1,450,000
5,000,000	Mission Texas Economic Development Corp.^	4.63%	10/01/2031	5,352,700
30,000,000	Missouri State Environmental Improvement & Energy Resources Authority#	3.35%	09/01/2033	30,000,000
20,000,000	Missouri State Environmental Improvement & Energy Resources Authority#	3.34%	09/01/2033	20,000,000
15,285,000	Montgomery County Ohio	5.00%	05/01/2039	15,326,728
1,600,000	Mountain House California Public Financing Authority	5.00%	12/01/2027	1,604,496
2,565,000	Mountain House California Public Financing Authority	5.00%	12/01/2032	2,571,515
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	04/01/2029	1,078,650
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	1,174,878
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,900,150
1,250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,368,238
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,103,330
10,410,000	New Jersey Health Care Facilities Financing Authority	5.50%	07/01/2038	10,410,000
10,000,000	New Jersey Turnpike Authority (1 Month LIBOR USD + 0.70%)	2.41%	01/02/2024	10,069,400
10,390,000	New York City Industrial Development Agency#	3.69%	10/01/2029	10,390,000
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,414,948
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,045,480
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 96.3% (Continued)

Revenue Bonds — 84.5% (Continued)
5,000,000	New York Convention Center Development Corp.+	3.78%	11/15/2041	2,389,750
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,702,071
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,949,429
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,207,420
3,765,000	North Carolina Turnpike Authority+	3.85%	01/01/2034	2,430,609
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,814,698
5,000,000	North Texas Tollway Authority	5.25%	01/01/2044	5,013,300
5,950,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	6,357,813
4,575,000	Ohio, State of#	3.27%	09/01/2041	4,507,610
5,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	6,694,745
1,250,000	Palm Beach County Florida Health Facilities Authority	5.00%	12/01/2031	1,416,338
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,150,620
1,535,000	Pennsylvania Economic Development Financing Authority	5.00%	11/01/2027	1,669,159
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	11,788,900
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	6,974,376
8,325,000	Pinellas County Florida Health Facilities Authority#	3.58%	11/15/2023	8,325,000
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,263,935
3,120,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	3,533,026
1,500,000	Public Finance Authority	2.63%	11/01/2025	1,549,335
1,500,000	Public Finance Authority^	5.00%	09/01/2030	1,609,050
15,000,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.90%	07/01/2033	8,394,900
7,315,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	7,713,302
6,840,000	Selma Alabama Industrial Development Board	6.25%	11/01/2033	6,942,053
8,225,000	Syracuse New York Industrial Development Agency#	3.51%	12/01/2029	8,225,000
19,100,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	20,481,694
5,805,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	2.49%	09/15/2027	5,811,966
6,995,000	Texas Municipal Gas Acquisition & Supply Corp. III	5.00%	12/15/2023	7,736,190
2,055,000	Tobacco Settlement Authority	5.25%	06/01/2032	2,165,847
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	13,304,678
20,500,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	22,601,045
1,045,000	Triborough Bridge & Tunnel Authority+	3.38%	11/15/2031	752,327
9,030,000	TSASC, Inc.	5.00%	06/01/2031	10,515,164
2,405,000	University of Connecticut	5.00%	03/15/2029	2,865,413
3,107,624	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	5.48%	12/03/2035	3,246,566
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,546,543
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,256,240
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,067,190
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,944,448
3,655,000	Wayne County Michigan Airport Authority	5.00%	12/01/2038	4,203,433
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,808,883
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,926,718
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	677,463
2,010,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	2,138,881
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	540,302
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	511,920
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,194,379
				820,338,348
Total Municipal Bonds (Cost $908,441,423)				934,423,526

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Short-Term Investments — 2.2%

Money Market Fund — 2.2%
21,256,533	First American Government Obligations Fund — Class Z, 2.26%*	21,256,533
Total Short-Term Investments (Cost $21,256,533)		21,256,533
Total Investments — 98.5% (Cost $929,697,956)		955,680,059
Other Assets in Excess of Liabilities — 1.5%		14,547,687
NET ASSETS — 100.0%		$970,227,746

#	Variable rate security. Rate disclosed is as of June 30, 2019.
*	Annualized seven-day yield as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) increased 6.55%. During the same period, the Fund’s benchmark, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), increased 6.22%.

The Fund aims to generate performance through strong current income generation from high quality mortgage-related securities. The mortgage sector in particular is highly sensitive to interest rate volatility and assumptions around borrower refinancing behavior. Our disciplined process is supported by detailed individual security selection with a keen focus on capital conservation from these factors across all interest rate environments.

For the 12 months ended June 30, 2019, the Fund’s muted prepayment sensitivity helped to drive outperformance as falling rates led to market wide fears of increased rates of refinancing. During the course of the period, 10-year U.S. Treasury yields fell from 3.24% in November 2018, to 2.00% at period’s end. Mortgages typically underperform Treasuries during sharp rallies, particularly if it is the first opportunity for many borrowers to lock in lower rates. We remain underweight lower-coupon mortgages, as our team sees few opportunities to capitalize on individual security selection in that segment. Rather, we favor seasoned, higher-coupon passthroughs, as well as specific parts of the agency commercial mortgage market that offer more predictable cash flows.

Within our non-agency holdings, we maintain an allocation to low-duration asset-backed securities and floating-rate securitized products. While we believe that these sectors help to reduce our sensitivity to interest rates and offer compelling risk-adjusted return, we reduced our exposure to them during 2019 as part of an effort to take a more defensive stance in the face of weaker macroeconomic conditions.

Looking forward, we believe that mortgage investors will face a more difficult environment due to lower rates and more disparate prepayment profiles. Our objective for the Fund is to build a portfolio that is resilient in a wide variety of challenging markets. By balancing what we believe will be attractive income generation with stable prepayment profiles and fundamentally sound credits, we aim to deliver incremental return alongside the stability of a government-related mandate.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

John Henry Iucker
Associate Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Bloomberg Barclays Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Mortgage Backed Securities	87.8%
Asset Backed Securities	5.7%
Municipal Bonds	2.6%
Money Market Funds	1.8%
U.S. Treasury Notes	1.1%
Preferred Stocks	0.8%
Purchased Options	0.0%
Other Assets and Liabilities	0.2%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/26/13)
Institutional Shares[1]	6.72%	2.65%	2.89%
Investor Shares	6.55%	2.58%	2.82%
Bloomberg Barclays Mortgage Backed Securities Index	6.22%	2.56%	3.09%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.48%	0.53%
Net Expense Ratio[2]	0.48%	0.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mortgage-securities-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.8%
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	1,026,404
53,850	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	54,307
415,422	FHLMC PC, Pool# C4-6100	6.00%	08/01/2029	463,802
107,842	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	118,106
291,738	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	310,904
64,793	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	71,925
232,041	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	247,963
81,689	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	4.50%	05/01/2033	85,650
670,822	FHLMC PC, Pool# C7-9930	5.50%	06/01/2033	737,549
790,739	FHLMC PC, Pool# A1-2929	5.00%	08/01/2033	863,927
169,284	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	188,049
341,381	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	363,743
671,289	FHLMC PC, Pool# A3-0648	5.50%	12/01/2034	725,007
57,246	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	4.64%	05/01/2035	60,306
180,531	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	194,448
90,015	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	98,515
1,314,683	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,358,363
997,607	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,051,808
145,447	FHLMC PC, Pool# A3-9555	5.50%	11/01/2035	161,599
411,658	FHLMC PC, Pool# G0-1980	5.00%	12/01/2035	452,466
36,894	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	4.90%	03/01/2036	39,041
587,071	FHLMC PC, Pool# G0-5935	6.00%	03/01/2036	666,550
41,066	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	4.41%	10/01/2036	43,191
339,713	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	379,588
107,279	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	114,179
201,653	FHLMC PC, Pool# A5-6261	5.50%	01/01/2037	218,276
129,206	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	4.57%	02/01/2037	135,139
206,421	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	219,820
121,492	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	129,283
97,956	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	103,804
82,025	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	86,796
180,155	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	192,325
58,291	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	4.86%	06/01/2037	61,642
174,714	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	185,023
98,814	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	104,674
56,842	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	60,632
77,474	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	82,085
234,276	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	248,017
53,334	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	4.65%	10/01/2037	56,036
272,997	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	290,648
86,976	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	92,113
149,160	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	158,819
361,466	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	392,460
272,257	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	313,495
235,202	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	270,954
116,386	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	123,280
158,816	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	172,764
923,400	FHLMC PC, Pool# A8-7915	5.00%	08/01/2039	1,020,110
3,191,656	FHLMC PC, Pool# G0-7058	6.00%	09/01/2039	3,670,442
169,512	FHLMC PC, Pool# G0-7053	5.00%	10/01/2039	186,256
526,354	FHLMC PC, Pool# A9-2630	5.00%	06/01/2040	581,615
775,708	FHLMC PC, Pool# G6-1330	6.00%	07/01/2040	880,597
1,251,707	FHLMC PC, Pool# G0-7054	5.00%	06/01/2041	1,368,997
636,013	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	669,550
2,377,320	FHLMC PC, Pool# V8-2155	4.00%	12/01/2045	2,492,894
790,248	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	845,010

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.8% (Continued)
2,332,492	FHLMC PC, Pool# Q5-7464	4.50%	07/01/2048	2,453,098
2,539,536	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	72,039
2,546,335	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	86,771
48,329	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	52,137
175,912	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	187,868
406,890	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	451,788
619,394	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	705,169
245,281	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	275,297
1,539,989	FHLMC REMIC, Series 4309 BI~	3.00%	08/15/2039	139,857
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,415,694
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	1,013,922
458,744	FHLMC WLST, Series 2017-SC02 2A1	3.50%	05/25/2047	463,981
13,667,826	FHMS, Series K-019 X1#~	1.62%	03/25/2022	512,899
12,380,260	FHMS, Series K-021 X1#~	1.44%	06/25/2022	453,382
15,833,272	FHMS, Series K-721 X1#~	0.33%	08/25/2022	152,916
25,070,972	FHMS, Series K-025 X1#~	0.83%	10/25/2022	599,266
13,374,684	FHMS, Series K-035 X1#~	0.39%	08/25/2023	189,011
30,915,095	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	511,756
4,915,000	FHMS, Series K-726 A2	2.91%	04/25/2024	5,083,230
1,955,000	FHMS, Series K-728 A2#	3.06%	08/25/2024	2,036,071
37,056,040	FHMS, Series K-040 X1#~	0.73%	09/25/2024	1,199,882
3,000,000	FHMS, Series K-729 A2	3.14%	10/25/2024	3,132,396
31,425,543	FHMS, Series K-734 X1#~	0.79%	02/25/2026	1,185,657
5,399,670	FHMS, Series K-058 X1#~	0.93%	08/25/2026	306,462
6,535,885	FHMS, Series K-059 X1#~	0.32%	09/25/2026	129,988
14,000,000	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	979,896
55,521,261	FHMS, Series K-063 X1#~	0.29%	01/25/2027	1,114,456
4,057,680	FHMS, Series K-064 X1#~	0.61%	03/25/2027	166,915
4,378,812	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	226,541
11,406,981	FHMS, Series K-068 X1#~	0.44%	08/25/2027	360,007
30,974,580	FHMS, Series K-069 X1#~	0.37%	09/25/2027	869,992
42,837,055	FHMS, Series K-070 X1#~	0.33%	11/25/2027	1,093,459
31,842,607	FHMS, Series K-072 X1#~	0.49%	12/25/2027	906,174
4,186,073	FHMS, Series Q-006 APT1#	2.62%	04/25/2028	4,450,726
19,984,109	FHMS, Series K-087 X1#~	0.36%	12/25/2028	640,579
18,234,188	FHMS, Series K-091 X1#~	0.70%	03/25/2029	887,099
12,679,338	FHMS, Series K-092 X1#~	0.85%	04/25/2029	769,787
10,000,000	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	713,280
6,300,000	FHMS, Series K-093 X1#~	0.95%	05/25/2029	501,454
3,136,165	FHMS, Series Q-004 A2H#	3.05%	01/25/2046	3,151,928
4,780,978	FHMS, Series Q-007 APT1#	2.99%	10/25/2047	4,866,971
3,800,533	FHMS, Series Q-007 APT2#	3.33%	10/25/2047	3,934,555
43,981	FNMA, Pool# 922791	6.50%	12/01/2021	44,225
55,344	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	4.66%	10/01/2025	55,622
200,463	FNMA, Pool# 344903	5.50%	10/01/2025	218,091
108,290	FNMA, Pool# 356232	6.50%	01/01/2026	120,172
44,245	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	4.65%	05/01/2026	44,687
2,700,835	FNMA, Pool# AN3155	2.49%	11/01/2026	2,724,520
4,188,795	FNMA, Pool# BM3352	2.55%	12/01/2026	4,246,021
1,670,000	FNMA, Pool# AN3727	2.71%	12/01/2026	1,710,543
906,086	FNMA, Pool# AM6988	3.18%	12/01/2026	952,223
778,065	FNMA, Pool# AM7816	3.19%	01/01/2027	820,578
66,608	FNMA, Pool# 356329 (1 Year CMT Rate + 2.64%)	5.26%	01/01/2027	68,088
1,735,000	FNMA, Pool# AM8035	2.66%	03/01/2027	1,768,834
21,660	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	4.70%	04/01/2027	22,077
1,000,000	FNMA, Pool# AN5713	2.97%	06/01/2027	1,039,568

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.8% (Continued)
2,870,000	FNMA, Pool# AN6558	2.91%	09/01/2027	2,977,932
46,270	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	4.56%	11/01/2027	46,872
2,000,000	FNMA, Pool# AN7384	2.88%	12/01/2027	2,065,270
1,120,000	FNMA, Pool# AN1710	2.87%	05/01/2028	1,155,983
1,121,603	FNMA, Pool# 257203	5.00%	05/01/2028	1,186,089
2,423,845	FNMA, Pool# AM3724	3.08%	06/01/2028	2,536,801
2,000,000	FNMA, Pool# AN2738	2.39%	09/01/2028	2,004,250
833,148	FNMA, Pool# 957502	3.98%	07/01/2029	882,388
48,719	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	4.60%	11/01/2029	49,534
42,324	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	4.52%	09/01/2030	43,254
55,929	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	4.71%	02/01/2031	56,758
195,319	FNMA, Pool# AL0898	5.00%	02/01/2031	206,600
42,081	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	4.36%	07/01/2031	42,506
2,875,020	FNMA, Pool# AI4717	4.50%	07/01/2031	3,068,000
60,062	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	4.85%	08/01/2031	62,163
40,940	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	4.79%	09/01/2031	41,311
24,514	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	4.77%	03/01/2032	25,007
33,249	FNMA, Pool# 628837	6.50%	03/01/2032	36,956
43,261	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	4.77%	04/01/2032	44,735
43,703	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	4.55%	09/01/2032	44,143
46,954	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	4.27%	11/01/2032	47,321
31,989	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	5.01%	03/01/2033	32,049
518,858	FNMA, Pool# 687887	5.50%	03/01/2033	579,396
210,298	FNMA, Pool# 688002	5.50%	03/01/2033	234,851
487,480	FNMA, Pool# 702427	5.50%	04/01/2033	544,292
94,205	FNMA, Pool# 711206	5.50%	05/01/2033	100,503
302,656	FNMA, Pool# 711501	5.50%	05/01/2033	327,307
791,233	FNMA, Pool# 555458	5.50%	05/01/2033	883,715
35,153	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.55%)	4.20%	07/01/2033	36,335
44,856	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	4.14%	11/01/2033	45,352
39,820	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	4.71%	11/01/2033	41,954
29,762	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.78%	12/01/2033	30,962
387,265	FNMA, Pool# 725017	5.50%	12/01/2033	432,669
30,579	FNMA, Pool# 754767	6.50%	12/01/2033	33,926
365,153	FNMA, Pool# 725599	5.50%	01/01/2034	407,965
1,184,653	FNMA, Pool# 763673	5.50%	01/01/2034	1,322,858
667,415	FNMA, Pool# 759331	5.50%	01/01/2034	745,924
33,050	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	4.40%	02/01/2034	34,053
112,846	FNMA, Pool# 774969 (1 Year CMT Rate + 2.23%)	4.73%	04/01/2034	116,527
605,355	FNMA, Pool# 763545	5.50%	04/01/2034	676,566
126,975	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	4.46%	07/01/2034	129,674
31,175	FNMA, Pool# 789060 (12 Month LIBOR USD + 1.75%)	4.50%	07/01/2034	32,739
462,984	FNMA, Pool# 725690	6.00%	08/01/2034	525,235
361,673	FNMA, Pool# 801034	5.50%	11/01/2034	401,504
377,045	FNMA, Pool# AD0163	6.00%	11/01/2034	427,721
510,240	FNMA, Pool# AM7615	3.63%	12/01/2034	552,696
36,950	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	4.61%	03/01/2035	38,633
85,297	FNMA, Pool# 889829	5.00%	07/01/2035	92,871
45,365	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	4.59%	08/01/2035	47,683
130,237	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	4.29%	09/01/2035	137,019
142,325	FNMA, Pool# 842006	4.25%	10/01/2035	147,959
19,847	FNMA, Pool# 836335 (1 Year CMT Rate + 2.23%)	4.60%	10/01/2035	20,019
58,327	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	4.64%	10/01/2035	58,754
1,592,696	FNMA, Pool# AL3596	5.00%	10/01/2035	1,748,705
40,838	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	4.75%	11/01/2035	43,187
280,553	FNMA, Pool# 850232	4.25%	12/01/2035	292,030

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.8% (Continued)
14,344	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	4.66%	03/01/2036	14,802
54,688	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	5.29%	03/01/2036	58,576
56,359	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.75%)	4.69%	04/01/2036	59,519
68,881	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	4.19%	05/01/2036	71,347
41,402	FNMA, Pool# 745626 (1 Year CMT Rate + 2.12%)	4.49%	05/01/2036	43,040
18,124	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.68%)	4.46%	06/01/2036	19,017
29,292	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.80%)	4.55%	07/01/2036	30,938
481,457	FNMA, Pool# 896838	5.45%	07/01/2036	519,996
529,706	FNMA, Pool# 995026	6.00%	09/01/2036	600,805
164,055	FNMA, Pool# 745818	6.50%	09/01/2036	188,692
169,250	FNMA, Pool# 894270 (1 Year CMT Rate + 2.50%)	5.00%	10/01/2036	171,254
665,437	FNMA, Pool# 960606	5.50%	10/01/2036	738,844
481,045	FNMA, Pool# 903242	6.00%	10/01/2036	545,149
4,823	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	4.86%	11/01/2036	4,921
84,267	FNMA, Pool# 902770	5.38%	11/01/2036	89,707
120,771	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	4.37%	01/01/2037	123,482
246,203	FNMA, Pool# 900852	6.00%	01/01/2037	278,872
29,202	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	4.79%	03/01/2037	30,804
44,598	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.55%)	4.59%	04/01/2037	47,675
269,335	FNMA, Pool# 995148	5.50%	04/01/2037	299,346
69,394	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	4.71%	05/01/2037	72,700
123,846	FNMA, Pool# 888418	5.50%	05/01/2037	139,002
93,507	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.09%)	3.94%	08/01/2037	95,368
156,348	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	4.45%	08/01/2037	156,012
63,228	FNMA, Pool# 953988	5.38%	08/01/2037	64,932
60,244	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	4.72%	09/01/2037	63,981
5,118,581	FNMA, Pool# MA3208	4.50%	10/01/2037	5,394,279
140,594	FNMA, Pool# 955233	6.50%	12/01/2037	162,298
64,410	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.24%)	4.21%	04/01/2038	66,302
16,310	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	4.72%	05/01/2038	17,308
450,616	FNMA, Pool# AD0100	7.00%	12/01/2038	538,855
112,760	FNMA, Pool# 930507	6.50%	02/01/2039	131,178
3,336,318	FNMA, Pool# AS2249	4.00%	04/01/2039	3,519,745
2,458,485	FNMA, Pool# AC3666	5.50%	10/01/2039	2,767,569
397,818	FNMA, Pool# AD0427	5.50%	10/01/2039	443,172
2,210,375	FNMA, Pool# AD3507	5.00%	04/01/2040	2,403,242
512,972	FNMA, Pool# AD0941	5.50%	04/01/2040	574,606
628,035	FNMA, Pool# 467095	5.90%	01/01/2041	744,818
648,375	FNMA, Pool# AH8447	5.50%	04/01/2041	698,175
4,544,323	FNMA, Pool# BM3797	6.00%	07/01/2041	5,154,971
268,349	FNMA, Pool# AL2903	5.50%	09/01/2041	301,253
713,596	FNMA, Pool# 469130	4.87%	10/01/2041	820,147
810,234	FNMA, Pool# BC1738	4.50%	09/01/2043	869,426
759,130	FNMA, Pool# AS1429	4.00%	12/01/2043	796,751
601,770	FNMA, Pool# AV7739	4.00%	01/01/2044	638,539
695,930	FNMA, Pool# AW6485	4.00%	06/01/2044	732,181
943,760	FNMA, Pool# AY0382	4.00%	11/01/2044	988,264
725,358	FNMA, Pool# AW9534	4.00%	03/01/2045	771,497
684,716	FNMA, Pool# AZ4154	4.00%	06/01/2045	710,961
3,124,202	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,269,193
2,046,604	FNMA, Pool# AZ9229	4.00%	10/01/2045	2,166,791
1,367,104	FNMA, Pool# BA3674	4.50%	10/01/2045	1,454,804
1,358,026	FNMA, Pool# BA5587	4.00%	01/01/2046	1,431,083
1,040,235	FNMA, Pool# BC1231	4.00%	02/01/2046	1,096,199
643,816	FNMA, Pool# BC6366	4.50%	02/01/2046	680,594
635,768	FNMA, Pool# BD1241	4.50%	05/01/2046	671,707

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.8% (Continued)
1,571,797	FNMA, Pool# BD5189	4.50%	07/01/2046	1,675,280
898,072	FNMA, Pool# BD8599	4.50%	11/01/2046	974,244
1,049,126	FNMA, Pool# BD3999	4.50%	05/01/2047	1,106,369
1,097,364	FNMA, Pool# BD4009	4.00%	07/01/2047	1,172,510
1,054,785	FNMA, Pool# BD4010	4.00%	07/01/2047	1,119,230
794,469	FNMA, Pool# BD4041	4.00%	11/01/2047	837,150
1,167,581	FNMA, Pool# BH7686	4.50%	12/01/2047	1,229,796
1,471,489	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,558,547
913,165	FNMA, Pool# BJ4035	4.50%	02/01/2048	967,133
983,633	FNMA, Pool# AN8989	4.07%	04/01/2048	1,065,740
1,044,475	FNMA, Pool# BJ4051	4.50%	05/01/2048	1,118,363
680,405	FNMA, Pool# BJ4052	4.50%	05/01/2048	724,338
679,290	FNMA, Pool# BJ4050	4.50%	05/01/2048	732,911
967,733	FNMA, Pool# BK5105	5.50%	05/01/2048	1,054,406
1,261,419	FNMA, Pool# BJ4057	4.50%	06/01/2048	1,332,179
629,051	FNMA, Pool# BK8032	5.50%	06/01/2048	685,391
826,502	FNMA, Pool# BJ4062	4.50%	07/01/2048	874,169
740,904	FNMA, Pool# BJ4060	4.50%	07/01/2048	799,580
957,185	FNMA, Pool# BJ4061	4.50%	07/01/2048	1,024,598
1,587,483	FNMA, Pool# BJ4067	4.50%	08/01/2048	1,679,687
629,708	FNMA, Pool# BN0202	5.50%	09/01/2048	686,109
745,478	FNMA, Pool# BN4936	5.50%	12/01/2048	806,749
429,671	FNMA, Pool# BN4921	5.50%	01/01/2049	464,986
23,293	FNMA REMIC Trust, Series 1990-116 H	9.00%	10/25/2020	23,957
74,023	FNMA REMIC Trust, Series 1991-136 J	7.50%	10/25/2021	75,956
1,376,461	FNMA REMIC Trust, Series 2017-M5 FA1 (1 Month LIBOR USD + 0.67%)	3.11%	04/25/2024	1,375,342
400,000	FNMA REMIC Trust, Series 2016-M4 A2	2.58%	03/25/2026	405,010
114,013	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	126,092
1,705,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.04%	09/25/2027	1,763,220
2,236,792	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	160,145
160,486	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	12,410
1,625,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.44%	06/25/2028	1,733,184
808,614	FNMA REMIC Trust, Series 2016-M10 A1	2.10%	07/25/2028	802,797
3,981,900	FNMA REMIC Trust, Series 2017-M5 A1	2.74%	04/25/2029	4,061,522
2,706,291	FNMA REMIC Trust, Series 2018-M3 A1#	3.09%	02/25/2030	2,812,056
2,929,105	FNMA REMIC Trust, Series 2018-M12 A1	3.55%	08/25/2030	3,149,342
3,902,685	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	4,261,471
2,102,724	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	182,783
6,013,907	FNMA REMIC Trust, Series 2014-14 LI~	3.00%	04/25/2031	295,221
273,731	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	296,309
864,424	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	971,300
625,626	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	709,035
2,840,638	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	3,247,139
1,030,562	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	1,163,533
873,000	FNMA REMIC Trust, Series 2005-104 UE	5.50%	12/25/2035	1,004,405
69,710	FNMA REMIC Trust, Series 2012-30 DA	3.00%	08/25/2036	70,114
1,079,245	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,219,052
585,050	FNMA REMIC Trust, Series 2010-43 HJ	5.50%	05/25/2040	662,614
2,329,103	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	2,585,561
353,719	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	2.95%	02/25/2042	356,157
1,259,213	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	115,297
11,122	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	11,759
3,172	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	3,423
19,035	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	20,425
11,001	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	11,697
12,835	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	13,867

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.8% (Continued)
984,391	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	200,044
31,709	GNMA, Pool# 004295M	6.00%	10/20/2023	32,184
271,229	GNMA, Pool# 783374X	5.50%	04/15/2024	285,425
348,128	GNMA, Pool# 728160X	5.25%	11/15/2024	365,355
387,330	GNMA, Pool# 623145X	5.50%	10/15/2028	415,263
445,568	GNMA, Pool# 589694X	4.50%	08/15/2029	473,434
87,671	GNMA, Pool# 728157X	3.75%	11/15/2029	91,415
441,458	GNMA, Pool# 770225C	4.25%	08/20/2031	464,636
576,781	GNMA, Pool# 003160M	6.00%	11/20/2031	661,826
1,148,751	GNMA, Pool# 604389X	5.00%	06/15/2033	1,237,104
983,407	GNMA, Pool# 615958X	5.00%	09/15/2033	1,067,327
821,593	GNMA, Pool# 003489M	6.00%	12/20/2033	942,849
512,462	GNMA, Pool# 781746X	5.00%	05/15/2034	556,362
870,643	GNMA, Pool# 781815X	5.00%	10/15/2034	944,967
441,345	GNMA, Pool# 782173M	5.50%	05/20/2035	483,283
234,828	GNMA, Pool# 784315X	6.00%	06/15/2036	257,030
396,302	GNMA, Pool# 770226C	4.75%	09/20/2036	417,647
282,894	GNMA, Pool# 004194M	5.50%	07/20/2038	309,770
98,042	GNMA, Pool# 706295C	5.10%	12/20/2038	102,828
3,983,851	GNMA, Pool# 367090X	4.50%	07/15/2041	4,297,534
1,309,566	GNMA, Pool# AC0521C	5.50%	05/20/2042	1,407,653
738,663	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	49,901
112,884	GNMA REMIC Trust, Series 2003-94 AB	4.00%	04/16/2033	114,042
933,465	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	1,012,187
1,725,160	GNMA REMIC Trust, Series 2006-47 ZA	5.00%	08/16/2036	1,885,801
152,525	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	170,177
800,164	GNMA REMIC Trust, Series 2012-52 WA#	6.16%	04/20/2038	921,315
1,144,005	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	1,285,781
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	607,019
535,686	GNMA REMIC Trust, Series 2016-112 AW#	7.12%	12/20/2040	626,916
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	754,463
461,142	GNMA REMIC Trust, Series 2011-121 FA (1 Month LIBOR USD + 0.40%)	2.79%	03/16/2043	459,687
1,425,830	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	244,639
725,000	GNMA REMIC Trust, Series 2012-44 B	2.95%	08/16/2043	730,269
4,380,475	GNMA REMIC Trust, Series 2014-135 I0#~	0.81%	01/16/2056	217,625
4,192,036	GNMA REMIC Trust, Series 2015-172 I0#~	0.87%	03/16/2057	241,970
5,757,383	GNMA REMIC Trust, Series 2016-40 I0#~	0.73%	07/16/2057	305,306
4,721,622	GNMA REMIC Trust, Series 2016-56 I0#~	0.92%	11/16/2057	319,042
5,987,437	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	421,681
2,500,000	GSMS, Series 2018-FBLU D (1 Month LIBOR USD + 2.00%)^	4.39%	11/15/2035	2,497,994
932,882	SBA, Pool# 522053 (PRIME + 0.58%)	6.08%	05/25/2026	979,575
1,122,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	1,122,573
Total Mortgage Backed Securities (Cost $240,260,500)				247,436,305

Asset Backed Securities — 5.7%
1,000,000	Apidos CLO XVI, Series 2013-16A CR (3 Month LIBOR USD + 3.00%)^	5.59%	01/21/2025	1,000,037
347,694	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	349,475
1,500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.59%	04/20/2027	1,501,021
800,000	Emerson Park CLO, Ltd., Series 2013-1A C1R (3 Month LIBOR USD + 2.15%)^	4.75%	07/15/2025	801,469
1,220,000	Flatiron CLO, Ltd., Series 2013-1A BR (3 Month LIBOR USD + 2.35%)^	4.94%	01/20/2026	1,220,031
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.84%	12/19/2036	601,636
1,484,600	Madison Park Funding XII, Ltd., Series 2014-12A CR (3 Month LIBOR USD + 2.35%)^	4.94%	07/20/2026	1,487,559
750,000	Madison Park Funding XVI, Ltd., Series 2015-16A C (3 Month LIBOR USD + 3.70%)^	6.29%	04/20/2026	751,799
1,000,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.33%	07/25/2029	1,002,400
750,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	4.58%	07/27/2026	750,069
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	5.68%	07/27/2026	750,099
750,000	OHA Credit Partners IX, Ltd., Series 2013-9A DR (3 Month LIBOR USD + 3.30%)^	5.89%	10/20/2025	751,199

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Par Value/
Contracts/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 5.7% (Continued)
500,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	507,127
650,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	655,293
500,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	504,055
725,000	Oportun Funding VIII LLC, Series 2018-A C^	5.09%	03/08/2024	734,411
950,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	974,213
102,348	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	3.06%	11/10/2020	102,387
289,232	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	289,176
500,000	Symphony CLO XIV, Ltd., Series 2014-14A D2 (3 Month LIBOR USD + 3.60%)^	6.20%	07/14/2026	500,108
862,074	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	870,893
Total Asset Backed Securities (Cost $17,036,684)				16,104,457

Municipal Bonds — 2.6%
2,800,000	District of Columbia#	6.50%	08/01/2038	2,800,000
1,100,000	District of Columbia#	6.60%	08/01/2038	1,100,000
450,000	Landis Sewage Authority#	5.06%	09/19/2019	450,000
2,940,000	Mosaic District Community Development Authority	7.25%	03/01/2036	3,085,295
Total Municipal Bonds (Cost $7,177,703)				7,435,295

U.S. Treasury Notes — 1.1%
3,000,000	United States Treasury Note	1.63%	08/15/2022	2,991,269
Total U.S. Treasury Notes (Cost $2,986,758)				2,991,269

Purchased Options — 0.0%

Put Options — 0.0%
300	U.S. Treasury 5-Year Note Futures Option, Expiration 08/23/2019, Strike Price $117.00†			44,531
Total Purchased Options (Cost $116,292)				44,531

Preferred Stocks — 0.8%
28,655	AGNC Investment Corp., Series B, 7.75%			732,995
32,768	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			851,968
25,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)			605,000
Total Preferred Stocks (Cost $2,175,686)				2,189,963

Short-Term Investments — 1.8%

Money Market Funds — 1.8%
5,171,116	First American Government Obligations Fund — Class Z, 2.26%*			5,171,116
Total Short-Term Investments (Cost $5,171,116)				5,171,116
Total Investments — 99.8% (Cost $274,924,739)				281,372,936
Other Assets in Excess of Liabilities — 0.2%				621,488
NET ASSETS — 100.0%				$281,994,424

†	Non-Income Producing
#	Variable rate security. Rate disclosed is as of June 30, 2019.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2019

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	200	09/30/2019	$42,888,229	$43,035,938	$147,709
U.S. Treasury 5-Year Note Futures	110	09/30/2019	12,781,998	12,997,188	215,190
U.S. Treasury Long Bond Futures	110	09/19/2019	16,397,405	17,115,312	717,907
U.S. Treasury Ultra Bond Futures	20	09/19/2019	3,369,472	3,551,250	181,778
			$75,437,104	$76,699,688	$1,262,584

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(50)	09/19/2019	$(6,237,652)	$(6,398,437)	$(160,785)
U.S. Treasury 10-Year Ultra Futures	(40)	09/19/2019	(5,502,309)	(5,525,000)	(22,691)
			$(11,739,961)	$(11,923,437)	$(183,476)

There is no variation margin due to or from the Fund as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) returned 0.84%, underperforming its benchmark, the MSCI Europe Index (the “Index”), which delivered a 1.88% gain.

Our bottom-up approach aims to identify companies that we believe benefit from a structural growth advantage, are competitively positioned, and attractively valued. This fundamental process leads us to hold certain sectors over- and underweight.

Stock selection was the primary driver of relative underperformance during the period. Selection within information technology, industrials, and communication services detracted most, while holdings in consumer discretionary and health care partially offset these results. Sector allocation, a residual of the bottom-up stock selection process, was positive during the period. The Fund’s underweight to energy and financials contributed the most to relative returns. This was partially offset by negative results from our underweight to utilities.

Top detractors from relative returns during the period included United Internet, UBS, and Julius Baer, along with not holding Nestle and Novartis.

United Internet is a German internet services company. Despite posting results broadly in-line with consensus, the stock continued to underperform amid market concerns over price competition in the German mobile market, as well as its bid on Germany’s 5G spectrum auctions which have potentially high licensing costs and conditions. We think the market is underestimating that United Internet already has a high mobile subscriber base, with roughly ten million subscribers, and is already a very viable player in the German market. It has one of the best brands in our view and is well known for excellent customer service. If the company can execute on the rollout of 5G, this could be a longer-term value driver for the shares and the company in our view. We continue to hold a position and believe the company has a good structural growth opportunity to create further value.

UBS offers global private banking services and advice on wealth management, financial planning, and investment banking. The stock has continued to underperform on the back of recent pressure on European financials due to the fine levied by French tax authorities. We continue to see UBS’ efforts to downsize its investment banking activities over the recent years as positive and believe this should result in a more profitable product mix over the long-term. We think private banking should continue to be one of the most attractive areas in banking. The industry is growing 2x GDP, and UBS is exposed to even higher growth areas (Asia, U.S., Ultra High Net Worth). Wealth Management is a scale business where UBS should benefit from higher investment in information technology. It is a well-established franchise relative to peers – the strength of its brand is a clear competitive advantage in an industry that is characterized by high barriers to entry in our view. We believe the valuation is more attractive now, and we continue to hold our position.

Julius Baer is a Swiss-based private banking and wealth management company. The stock underperformed primarily due to negative market sentiment in Europe and European financials, poor performance in Asia where transaction volumes were lower than expected, and a minor money-laundering scandal in Panama. Starting this year, the stock bounced back as net new money growth appears to be picking up in Asia, market sentiment recovered, and broad equity market performance continued to improve. We continue to have conviction in the company, its private banking franchise, and the wealth management industry, more broadly, and have added on weakness.

Top contributors to relative returns during the period included Jardine Lloyd Thompson, Smith & Nephew, and adidas.

British multinational insurance, reinsurance, and employee benefits service provider, Jardine Lloyd Thompson, outperformed as the share price rose sharply after U.S. insurance broker, Marsh & McLennan, confirmed that they would take over the company at a significant premium on the recent share price. We sold the remaining shares after the news and took the gain.

Smith & Nephew is a UK-based multinational medical equipment manufacturing company specializing in wound management and orthopaedic products. Shares outperformed as the company announced planned changes to the commercial structure and a cost-cutting exercise. Smith & Nephew has seen margin improvement and strong growth, particularly in the U.Ss and emerging markets. We continue to believe that the business has a strong competitive position, a good balance sheet, and is exposed to growing end markets with further potential for margin expansion. We have increased our position and believe in the growth potential of the company.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2019

Adidas is a German-based multinational sports manufacturer. The stock continued its strong start to the year by reporting a good set of first-quarter results. Despite sales growth slowing, margins continued to rise driven by sustained growth in China and higher volumes through its E-commerce platform. We have added to our position based on the continued growth in demand for sporting apparel and the company’s tighter focus on process and operations. Additionally, the company as seen improving margins and free cash flow generation over the longer-term, particularly in North America and China.

Despite the continued normalization of some macroeconomic indicators, we believe that the long-term growth story in Europe is still supported by positive longer-term data and modestly increasing inflation. However, political unease is expected to linger, and with the rising threat of protectionism, Brexit and the uncertain implications of European Parliamentary elections, the shorter-term outlook remains unclear, and a degree of volatility is likely to persist. Against this backdrop, we continue to think that the environment is one of slowly rising, albeit low, interest rates, steady longer-term growth, and Central banks likely to remain relatively accommodative. Some of 2017’s euro strength has reversed, but this does not fundamentally change our view on any existing holdings or any new positions. We think a relatively strong and likely more stable euro should not impact share prices over the longer term.

As we have done over time, we continue to seek to identify and invest in companies that are exposed to structural growth drivers and that have built strong competitive advantages. These intrinsic qualities drive margins and returns, as well as high free cash flow generation, which we believe will create long-term value.

Sincerely,

Carl Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
United Kingdom	22.1%
France	15.5%
Switzerland	13.5%
Germany	12.9%
Sweden	10.9%
Netherlands	9.4%
Denmark	2.8%
Money Market Funds	2.7%
Belgium	2.6%
Spain	1.9%
Portugal	1.6%
Finland	1.6%
Ireland	0.6%
Italy	0.5%
Austria	0.4%
Other Assets and Liabilities	1.0%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/21/13)
Institutional Shares	0.84%	4.40%	4.68%
Investor Shares	0.58%	4.24%	4.52%
Advisor Shares	0.42%	3.98%	4.28%
MSCI Europe Index	1.88%	1.27%	2.74%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.07%	1.22%	1.47%
Net Expense Ratio[1]	1.07%	1.22%	1.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/wmc-strategic-european-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 95.7%

Austria — 0.4%
88,691	Porr AG	1,956,049

Belgium — 2.6%
157,883	UCB S.A.	13,102,652

Denmark — 2.8%
20,946	ALK-Abello A/S*	4,890,664
68,466	DSV A/S	6,741,847
18,895	Netcompany Group A/S*	761,079
191,117	Spar Nord Bank A/S	1,683,011
		14,076,601
Finland — 1.6%
131,007	Kone OYJ	7,736,401

France — 15.5%
99,912	Capgemini SE	12,422,375
561,141	Elior Group S.A.	7,717,853
699,065	Elis S.A.	12,673,996
38,000	Ipsen S.A.	5,183,039
225,233	Legrand S.A.	16,466,521
19,994	LVMH Moet Hennessy Louis Vuitton SE	8,499,961
61,264	Pernod Ricard S.A.	11,283,388
13,973	Virbac S.A.*	2,672,479
		76,919,612
Germany — 12.3%
31,972	Adidas AG	9,891,183
78,259	Beiersdorf AG	9,383,735
120,697	Brenntag AG	5,922,298
34,210	Knorr-Bremse AG	3,816,054
134,171	Merck KGaA	14,014,339
152,175	Siemens Healthineers AG	6,412,343
276,476	United Internet AG	9,108,812
40,933	Washtec AG	2,783,386
		61,332,150
Ireland — 0.6%
53,023	Kingspan Group PLC	2,883,584

Italy — 0.5%
20,445	DiaSorin S.p.A.	2,375,153

Netherlands — 9.4%
31,803	ASML Holding NV	6,617,884
156,231	Heineken NV	17,412,329
173,200	QIAGEN NV*	7,047,816
210,027	Unilever NV	12,760,860
38,170	Wolters Kluwer NV	2,776,918
		46,615,807
Portugal — 1.6%
508,664	Jeronimo Martins SGPS S.A.	8,199,240

Spain — 1.9%
168,513	Almirall S.A.	3,114,655
106,473	Laboratorios Farmaceuticos Rovi S.A.	2,433,516
74,195	Viscofan S.A.	3,889,178
		9,437,349
Sweden — 10.9%
635,050	Alfa Laval AB	13,877,458
544,199	Assa Abloy AB	12,278,596
187,209	Atlas Copco AB	5,999,234
858,714	Cloetta AB	2,796,225
1,342,977	Epiroc AB	13,992,922
380,248	Trelleborg AB	5,405,612
		54,350,047
Switzerland — 13.5%
117	BELIMO Holding AG	719,456
148,725	Cie Financiere Richemont S.A.	12,638,138
20,843	Geberit AG	9,742,571
4,835	INFICON Holding AG	2,950,861
373,006	Julius Baer Group, Ltd.	16,618,940
45,987	Kuehne & Nagel International AG	6,830,770
1,457,648	UBS Group AG	17,324,505
		66,825,241
United Kingdom — 22.1%
421,232	Beazley PLC	2,952,608
236,759	Bunzl PLC	6,247,147
552,161	Compass Group PLC	13,236,324
92,929	Diploma PLC	1,807,061
1,498,412	Electrocomponents PLC	12,037,908
502,935	IMI PLC	6,635,506
795,153	Prudential PLC	17,359,027
156,024	Reckitt Benckiser Group PLC	12,318,873
1,630,044	Rentokil Initial PLC	8,229,610
184,319	Rotork PLC	741,002
942,207	Smith & Nephew PLC	20,459,737
315,779	Smiths Group PLC	6,282,798
34,496	Spectris PLC	1,260,042
		109,567,643
Total Common Stocks (Cost $394,701,032)		475,377,529

Preferred Stocks — 0.6%

Germany — 0.6%
81,691	Fuchs Petrolub SE	3,207,213
Total Preferred Stocks (Cost $3,376,495)		3,207,213

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
13,222,566	First American Government
	Obligations Fund — Class Z, 2.26%#	13,222,566
Total Short-Term Investments (Cost $13,222,566)		13,222,566
Total Investments — 99.0% (Cost $411,300,093)		491,807,308
Other Assets in Excess of Liabilities — 1.0%		4,759,037
NET ASSETS — 100.0%		$496,566,345

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory Emerging Markets Select Fund – Institutional Shares (the “Fund”) returned -3.35%. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, increased 4.02%.

During the year, the Fund’s underperformance can be attributed to both regional and sector specific allocations. First, the Fund’s notable overweight to South Korea was a detriment to performance. Since FTSE considers South Korea a “developed” region, the Index does not allocate to any companies domiciled in the country. Generally, performance in Korea was difficult specifically due to the strengthening U.S. Dollar and the general concerns over trade tensions between the United States and China.

From a sector perspective, information technology and financials proved challenging. Disappointing performance within the semiconductor sub-sector of information technology weighed on the Fund’s performance as both sales and earnings growth declined across the industry. Unlike information technology, the Fund’s overweight to the financials sector was helpful to performance over the last year, however specific stock selection across various emerging market banks dragged on returns as they underperformed peers for idiosyncratic or currency specific reasons.

From an individual stock perspective, Porto Seguro, Brazil’s third largest insurer, was the Fund’s largest contributor after attractive performance in the third quarter of 2018 driven by strong earnings results and reduced insurance claims. Two semiconductor companies, Win Semiconductors and SK Hynix, and two banks, Alpha Bank, the second largest Greek bank, and Yes Bank, the fourth largest private sector Indian bank, were the biggest detractors from performance over the trailing 12-month period.

Over the course of the year, the portfolio experienced heightened turnover due to a change in the underlying sub-advisors of the strategy.

Looking forward, we believe the shift in the Fund’s strategy should prove beneficial to performance. We believe a structural overweight to the Asia ex-Japan region, which has relatively low valuations compared to the rest of the global investment universe coupled with attractive long-term growth potential, may be accretive to future returns. Additionally, we believe underweights to more cyclical sectors, such as energy, industrials, and materials, can provide some level of protection from macroeconomic and commodity-focused concerns.

Overall, we believe the Fund is structurally well-positioned to take advantage of both growth opportunities in Asia and mispriced value opportunities across the emerging markets.

Sincerely,

Chris H. Bartlett
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE Emerging Index (“Index”) is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
China	32.9%
South Korea	14.3%
India	10.6%
Taiwan	10.6%
Russia	3.9%
Money Market Funds	3.7%
Singapore	3.6%
United States	2.7%
Thailand	2.6%
United Kingdom	2.0%
Malaysia	1.8%
Brazil	1.6%
Indonesia	1.6%
Turkey	1.5%
South Africa	1.4%
United Arab Emirates	1.1%
Czech Republic	1.0%
Philippines	0.8%
Australia	0.6%
Hungary	0.4%
Other Assets and Liabilities	1.3%
100.0%
			Since Inception
Average Annual Total Return	One Year	Five Year	(12/12/12)
Institutional Shares	-3.35%	-0.02%	0.50%
Investor Shares	-3.42%	-0.17%	0.35%
Advisor Shares	-3.66%	-0.41%	0.09%
FTSE Emerging Index	4.02%	2.87%	2.96%
MSCI Emerging Markets Index[1]	1.21%	2.49%	2.63%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	1.15%	1.30%	1.55%
Net Expense Ratio[2]	1.15%	1.30%	1.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/emerging-markets-select-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Effective February 28, 2019, the Fund discontinued the use of the MSCI Emerging Markets Index and replaced it with the FTSE Emerging Index.  The Adviser has determined that the FTSE Emerging Index better reflects the securities in which the Fund invests.

[2]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 91.8%

Australia — 0.6%
200,012	Treasury Wine Estates, Ltd.	2,100,625

China — 32.9%
26,853	51job, Inc. ADR*	2,027,401
807,064	AIA Group, Ltd.	8,715,406
66,188	Alibaba Group Holding, Ltd. ADR*	11,215,557
207,581	ASM Pacific Technology, Ltd.	2,128,204
38,173	Baidu, Inc. ADR*	4,479,983
13,931	BeiGene, Ltd. ADR*	1,726,747
1,908,034	Brilliance China Automotive Holdings, Ltd.	2,110,078
2,106,000	China Communications Services Corp., Ltd.	1,633,258
8,169,582	China Construction Bank Corp.	7,042,212
189,292	China International Travel Service Corp., Ltd.	2,446,332
805,034	China Mengniu Dairy Co., Ltd.*	3,121,218
493,926	China Merchants Bank Co., Ltd.	2,451,068
274,000	China Mobile, Ltd.	2,494,404
3,938,000	China Resources Power Holdings Co., Ltd.	5,744,139
1,092,500	China Shenhua Energy Co., Ltd.	2,288,314
4,253,811	Dongfeng Motor Group Co., Ltd.	3,487,987
259,056	ENN Energy Holdings, Ltd.	2,521,029
459,763	Henderson Land Development Co., Ltd	2,534,825
7,902,955	Huadian Power International Corp., Ltd.	3,130,499
2,202,000	Industrial & Commercial Bank of China, Ltd.	1,607,287
265,650	Inner Mongolia Yili Industrial Group Co., Ltd.	1,294,918
12,911	Kweichow Moutai Co., Ltd.	1,854,324
4,454,000	Lenovo Group, Ltd.	3,448,662
843,723	Longfor Group Holdings, Ltd.	3,181,182
1,634,325	MGM China Holdings, Ltd.	2,776,397
235,100	Midea Group Co., Ltd.	1,781,814
21,148	New Oriental Education &
	Technology Group, Inc. ADR*	2,042,474
392,012	Ping An Insurance Group Co. of China, Ltd.	4,713,896
57,004	TAL Education Group ADR*	2,171,852
250,996	Tencent Holdings, Ltd.	11,354,913
62,600	WuXi AppTec Co., Ltd. — Class A*	790,849
106,260	WuXi AppTec Co., Ltd. — Class H	931,724
		109,248,953
Czech Republic — 1.0%
134,603	CEZ A/S	3,252,867

Hungary — 0.4%
34,081	OTP Bank	1,357,153

India — 10.6%
37,341	Bajaj Auto, Ltd.	1,529,487
1,130,428	Bharat Electronics, Ltd.*	1,842,680
140,977	Cyient, Ltd.	1,107,295
231,113	Escorts, Ltd.	1,795,192
207,076	Godrej Consumer Products, Ltd.	1,990,968
169,118	Godrej Properties, Ltd.*	2,456,486
88,179	HDFC Bank, Ltd.	3,123,410
129,845	Housing Development Finance Corp., Ltd.	4,122,987
419,922	ICICI Bank, Ltd.	2,658,424
94,463	IndusInd Bank, Ltd.	1,930,246
75,418	Kotak Mahindra Bank, Ltd.	1,613,873
1,614,133	NTPC, Ltd.	3,304,204
242,949	Oberoi Realty, Ltd.*	2,138,874
2,602,576	Punjab National Bank*	2,999,330
33,194	PVR, Ltd.	805,327
366,047	State Bank of India*	1,915,484
		35,334,267
Indonesia — 1.6%
1,544,868	Bank Central Asia Tbk PT	3,278,328
6,116,300	Bank Rakyat Indonesia Persero Tbk PT	1,888,255
		5,166,583
Malaysia — 1.8%
2,039,800	CIMB Group Holdings Bhd	2,656,971
4,060,600	Genting Malaysia Bhd	3,186,263
		5,843,234
Philippines — 0.8%
786,561	Universal Robina Corp.	2,548,746

Russia — 3.9%
54,389	LUKOIL PJSC ADR	4,598,041
161,127	MMC Norilsk Nickel PJSC ADR	3,659,194
726,746	Rosneft Oil Co. PJSC GDR	4,768,556
		13,025,791
Singapore — 3.6%
187,389	DBS Group Holdings, Ltd.	3,599,754
198,942	Venture Corp., Ltd.	2,401,963
2,219,708	Wilmar International, Ltd.	6,076,329
		12,078,046
South Africa — 1.4%
181,274	Sasol, Ltd.	4,507,449

South Korea — 13.1%
49,650	DB Insurance Co., Ltd.	2,548,040
71,060	Hana Financial Group, Inc.	2,303,220
4,740	Hugel, Inc.*	1,722,973
54,770	KB Financial Group, Inc.	2,171,039
49,593	Korea Shipbuilding & Offshore
	Engineering Co., Ltd.*	5,094,689
11,039	LG Electronics, Inc.	759,551
2,495	LG Household & Health Care, Ltd.	2,841,719
27,222	POSCO	5,778,823
346,925	Samsung Electronics Co., Ltd.	14,126,905
81,210	Shinhan Financial Group Co., Ltd.	3,158,589
51,630	SK Hynix, Inc.	3,105,513
		43,611,061
Taiwan — 10.6%
397,000	Catcher Technology Co., Ltd.	2,852,232
401,803	Chroma ATE, Inc.	1,792,402
3,693,000	Compal Electronics, Inc.	2,422,396
1,160,000	Hon Hai Precision Industry Co., Ltd.	2,894,101
2,090,406	Lite-On Technology Corp.	3,063,737
325,191	MediaTek, Inc.	3,293,785
117,000	Realtek Semiconductor Corp.	861,737
64,685	Silergy Corp.	1,268,191
1,759,212	Taiwan Semiconductor Manufacturing Co., Ltd.	13,455,129
1,187,179	Uni-President Enterprises Corp.	3,162,267
		35,065,977

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Thailand — 2.6%
382,500	Bangkok Bank PCL NVDR	2,458,355
798,315	CP ALL PCL	2,240,705
884,700	Siam Commercial Bank PCL NVDR	4,026,300
		8,725,360
Turkey — 1.5%
2,353,731	Akbank T.A.S.*	2,785,680
210,690	Ford Otomotiv Sanayi A.S.	2,272,707
		5,058,387
United Arab Emirates — 1.1%
1,551,174	Abu Dhabi Commercial Bank PJSC	3,505,097

United Kingdom — 2.0%
223,980	Antofagasta PLC	2,645,689
455,871	Standard Chartered PLC	4,135,615
		6,781,304
United States — 2.3%
71,754	Cognizant Technology Solutions Corp.	4,548,486
322,369	Flex, Ltd.*	3,085,071
		7,633,557
Total Common Stocks (Cost $298,510,438)		304,844,457

Preferred Stocks — 2.8%

Brazil — 1.6%
1,357,996	Cia Energetica de Minas Gerais	5,255,230

South Korea — 1.2%
59,034	Hyundai Motor Co.	4,047,260
Total Preferred Stocks (Cost $8,755,006)		9,302,490

Exchange Traded Funds — 0.4%

United States — 0.4%
16,914	iShares MSCI All Country Asia
	ex Japan Exchange Traded Fund	1,180,428
Total Exchange Traded Funds (Cost $1,105,240)		1,180,428

Short-Term Investments — 3.7%

Money Market Funds — 3.7%
12,348,291	First American Government
	Obligations Fund — Class Z, 2.26%#	12,348,291
Total Short-Term Investments (Cost $12,348,291)		12,348,291
Total Investments — 98.7% (Cost $320,718,975)		327,675,666
Other Assets in Excess of Liabilities — 1.3%		4,246,616
NET ASSETS — 100.0%		$331,922,282

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2019

Dear Shareholders:

During the year ended June 30, 2019, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) increased 11.62% in value. During the same period, the Fund’s benchmark, the Russell 1000® Value Index (the “Index”), increased 8.46%.

With the exception of a brief period during Q3 and Q4 of calendar year 2018, momentum has been the driving force behind much of the market’s performance, as investors have crowded into areas of the market viewed as “safe”; paying up for economically insensitive companies perceived as offering stable growth. However, we are starting to see signs that investors are looking for valuation ceilings. While a gap between growth and value persists, the margin is narrowing. Over a trailing five-year period, the Russell 1000® Value Index has underperformed the Russell 1000® Growth Index by 44%; however, over the past year, that gap has shrunk to 3.1%. We are hopeful that this is an early sign that fundamentals may become much more important in the months ahead.

Sector weighting effects provided a meaningful source of outperformance over the period, where the Fund’s underweight position in energy, as well as overweight positions in communication services, information technology and consumer staples all contributed positively to performance. Stock selection was also a driver over the one year period, with the most significant contributions coming from the Fund’s names in the industrials, financials, consumer discretionary and communication services sectors. Our sector weights are purely a function of our bottom-up fundamental view of stocks; accordingly, our discussion will focus on absolute contributions to performance.

From an individual stock perspective, automotive parts retailer AutoZone provided the most meaningful contribution as the company continued to operate well and exceeded expectations, while consistently allocating capital in a shareholder-friendly manner. Drug manufacturer, Eli Lilly also provided notable positive contribution as sales strength combined with impressive margin expansion generated strong free cash flow for the company to continue returning cash to shareholders. Oracle contributed positively to performance, having rebounded off December lows due in part to a return of positive momentum for technology stocks and, in June, a strong first-quarter earnings report. The stock’s strength resulted in it reaching our target price in the second quarter, and we consequently completed a process-driven one-third sale and a full valuation review. American Express was another notable contributor on an absolute-return basis. The stock rose on positive quarterly results and news that it had extended deals with existing partners Delta Air and Air Canada. With a record number of new card additions, greater card acceptance at merchants and a continued shift to online retail, we believe the future looks very good for American Express.

Halliburton and Kellogg were the most meaningful detractors over the period. Weakness in spending in the U.S. shale industry continued to weigh on Halliburton’s revenues. However, with a growing international market and improvement in the U.S. market, we continue to believe the company has great upside. Kellogg’s share price declined in the quarter due in part to lowered guidance and announcements of reorganization plans for its European and North American operations. However, the company continues to pay an attractive dividend while also repurchasing stock and we believe it will be rewarded for its efforts to reposition itself for sustainable growth.

New positions added over the period include flow control and compression equipment provider Gardner Denver, investment management firm BlackRock, engine manufacturer Cummins, hygiene product manufacturer Kimberly-Clark, and capital equipment provider KLA-Tencor.

Following a second process-driven one-third sale of Eli Lilly in the first quarter of 2019, the stock continued to rise in the second quarter and the Fund exited the position. Procter & Gamble, Johnson & Johnson and Allegion PLC were also sold in their entirety, as all three offered minimal upside with increasing downside risk from valuation. Other holdings which moved through their targets, triggering mandatory one-third sales but remain in the portfolio, include Merck, Ingersoll Rand, AutoZone, and Oracle.

The resulting proceeds were used to fund additions to a number of existing holdings, including Ameriprise, Amgen, Amdocs, Comcast, Halliburton, Kellogg, Omnicom, Symantec and Harley-Davidson. In the case of Ameriprise, the increased weight reflects continuing high conviction in this high-quality franchise, with valuations near all-time low levels. Additions to Amgen, a newer holding added to the portfolio in the first half of 2018, occurred after a pullback following strong performance shortly after our initiation. Symantec’s weight was increased to better reflect its attractive risk-adjusted return.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2019

Our outlook for the Fund remains positive given the attractive valuations we are seeing in our high-quality portfolio (as measured by returns, balance sheet strength, and management alignment). Our portfolio of what we believe are gems continues to trade at deep discounts to the market, and more importantly, deep discounts to intrinsic value.

We are cognizant of the increasing levels of noise about economic weakness in U.S. and global markets, trade tensions and geopolitical uncertainty. However, we are ultimately bottom-up stock pickers and we will always remain focused on fundamentals. We believe the best form of risk control is to know what you own and what it is worth. All of the holdings in the portfolio continue to generate free cash flow, have strong balance sheets and capital allocation policies that we feel strike the right balance between corporate needs and shareholder returns. High-quality business models and company-specific catalysts factor into attractive risk/reward profiles and, importantly, capital conservation.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2019

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets
Industrials	16.6%
Information Technology	15.9%
Communication Services	15.6%
Financials	15.5%
Consumer Staples	11.1%
Health Care	10.6%
Consumer Discretionary	6.0%
Money Market Funds	3.3%
Energy	2.4%
Materials	2.4%
Other Assets and Liabilities	0.6%
100.0%

		Since Inception
Average Annual Total Return	One Year	(2/13/18)
Institutional Shares	11.62%	4.99%
Russell 1000® Value Index	8.46%	6.43%

Institutional Shares
Gross Expense Ratio[1]	0.67%
Net Expense Ratio[1]	0.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/beutel-goodman-large-cap-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
June 30, 2019

Shares	Security Description	Value $
Common Stocks — 96.1%

Communication Services — 15.6%
312,680	Comcast Corp.	13,220,110
191,127	Omnicom Group, Inc.	15,662,858
302,460	Verizon Communications, Inc.	17,279,540
		46,162,508
Consumer Discretionary — 6.0%
5,910	AutoZone, Inc.*	6,497,868
314,554	Harley-Davidson, Inc.	11,270,470
		17,768,338
Consumer Staples — 11.1%
195,680	Campbell Soup Co.	7,840,898
220,746	Kellogg Co.	11,825,363
98,740	Kimberly-Clark Corp.	13,160,067
		32,826,328
Energy — 2.4%
314,940	Halliburton Co.	7,161,736

Financials — 15.5%
117,830	American Express Co.	14,544,935
91,380	Ameriprise Financial, Inc.	13,264,721
18,290	BlackRock, Inc.	8,583,497
53,820	JPMorgan Chase & Co.	6,017,076
77,420	Wells Fargo & Co.	3,663,514
		46,073,743
Health Care — 10.6%
173,631	AmerisourceBergen Corp.	14,803,779
69,680	Amgen, Inc.	12,840,630
46,180	Merck & Co., Inc.	3,872,193
		31,516,602
Industrials — 16.6%
68,820	Cummins, Inc.	11,791,619
150,359	Flowserve Corp.	7,922,416
224,070	Gardner Denver Holdings, Inc.*	7,752,822
58,720	Ingersoll-Rand PLC	7,438,062
84,710	Parker-Hannifin Corp.	14,401,546
		49,306,465
Information Technology — 15.9%
218,397	Amdocs, Ltd.	13,560,270
106,650	KLA-Tencor Corp.	12,606,030
174,600	Oracle Corp.	9,946,962
516,280	Symantec Corp.	11,234,253
		47,347,515
Materials — 2.4%
82,930	LyondellBasell Industries NV	7,142,761
Total Common Stocks (Cost $267,660,143)		285,305,996

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
9,842,138	First American Government
	Obligations Fund — Class Z, 2.26%#	9,842,138
Total Short-Term Investments (Cost $9,842,138)		9,842,138
Total Investments — 99.4% (Cost $277,502,281)		295,148,134
Other Assets in Excess of Liabilities — 0.6%		1,814,461
NET ASSETS — 100.0%		$296,962,595

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2019

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,288,112,422	$277,818,838	$52,877,516	$994,044,239
Net unrealized appreciation (depreciation)	1,069,861,686	205,613,347	37,013,823	374,663,809
Total investments, at market value	2,357,974,108	483,432,185	89,891,339	1,368,708,048
Receivables:
Fund shares sold	2,544,830	378,057	1,083	7,903,430
Interest and dividends	688,396	311,303	202,411	667,371
Prepaid expenses and other assets	126,216	44,291	37,105	119,516
Total Assets	2,361,333,550	484,165,836	90,131,938	1,377,398,365
LIABILITIES
Payables:
Fund shares redeemed	1,194,970	121,129	43,150	825,147
Distribution to shareholders	—	—	227,883	—
Accrued Liabilities:
Investment advisory fees	1,077,469	172,484	43,998	644,890
Service fees	100,961	42,186	7,750	73,414
Administration, accounting and transfer agent fees	75,718	16,891	2,955	40,973
Business management fees	92,348	19,506	3,666	53,741
Trustee fees	9,940	2,237	345	8,114
Distribution fees	1,337	938	207	50,244
Professional fees	31,526	22,888	20,841	25,899
Custody fees	11,784	2,931	574	8,618
Other liabilities	33,732	6,009	4,845	79,251
Total Liabilities	2,629,785	407,199	356,214	1,810,291
NET ASSETS	$2,358,703,765	$483,758,637	$89,775,724	$1,375,588,074

COMPONENTS OF NET ASSETS
Paid-in capital	$1,214,310,798	$263,112,871	$47,102,286	$988,933,253
Total distributable earnings (loss)	1,144,392,967	220,645,766	42,673,438	386,654,821
NET ASSETS	$2,358,703,765	$483,758,637	$89,775,724	$1,375,588,074

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,523,632,950	$135,189,832	$26,449,362	$749,948,514
Shares outstanding (unlimited shares authorized)	61,440,665	5,898,202	1,869,321	28,420,418
Net asset value per share	$24.80	$22.92	$14.15	$26.39
Investor Shares:
Net assets	$828,388,046	$343,917,030	$62,309,156	$374,768,897
Shares outstanding (unlimited shares authorized)	33,808,647	15,031,450	4,404,902	14,374,303
Net asset value per share	$24.50	$22.88	$14.15	$26.07
Advisor Shares:
Net assets	$6,682,769	$4,651,775	$1,017,206	$250,870,663
Shares outstanding (unlimited shares authorized)	289,378	203,159	71,949	9,801,882
Net asset value per share	$23.09	$22.90	$14.14	$25.59

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2019

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$37,571,797	$1,043,668,466	$855,169,992	$197,057,913
Net unrealized appreciation (depreciation)	7,458,236	325,430,926	176,431,332	36,178,598
Total investments, at market value	45,030,033	1,369,099,392	1,031,601,324	233,236,511
Foreign currency (Cost of $—, $—, $— and $89,657, respectively.)	—	—	—	89,657
Receivables:
Fund shares sold	362,000	3,192,667	1,756,432	974,068
Interest and dividends	11,276	377,720	1,550,180	358,488
Prepaid expenses and other assets	30,752	111,322	60,348	49,303
Total Assets	45,434,061	1,372,781,101	1,034,968,284	234,708,027
LIABILITIES
Payables:
Investments purchased	—	23,267,773	—	1,082,396
Fund shares redeemed	51,043	1,714,103	587,449	241,056
Accrued Liabilities:
Investment advisory fees, net	17,782	908,870	708,578	100,963
Service fees	351	60,918	70,853	2,230
Administration, accounting and transfer agent fees	1,618	42,573	34,788	6,651
Business management fees	1,774	53,463	41,681	9,167
Trustee fees	240	8,112	4,180	1,288
Distribution fees	—	3,182	1,719	—
Professional fees	17,536	26,226	26,301	21,568
Custody fees	3,087	8,178	8,576	19,052
Other liabilities	3,895	79,572	34,181	17,702
Total Liabilities	97,326	26,172,970	1,518,306	1,502,073
NET ASSETS	$45,336,735	$1,346,608,131	$1,033,449,978	$233,205,954

COMPONENTS OF NET ASSETS
Paid-in capital	$38,151,088	$997,413,523	$837,836,793	$200,024,212
Total distributable earnings (loss)	7,185,647	349,194,608	195,613,185	33,181,742
NET ASSETS	$45,336,735	$1,346,608,131	$1,033,449,978	$233,205,954

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$42,403,838	$838,698,348	$447,845,666	$214,263,228
Shares outstanding (unlimited shares authorized)	3,225,881	18,958,136	18,080,914	14,059,586
Net asset value per share	$13.14	$44.24	$24.77	$15.24
Investor Shares:
Net assets	$2,932,897	$493,421,232	$577,211,516	$18,942,726
Shares outstanding (unlimited shares authorized)	223,472	22,295,200	23,321,490	1,244,170
Net asset value per share	$13.12	$22.13	$24.75	$15.23
Advisor Shares:
Net assets	$—	$14,488,551	$8,392,796	$—
Shares outstanding (unlimited shares authorized)	—	685,036	340,615	—
Net asset value per share	$—	$21.15	$24.64	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2019

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$108,959,979	$243,925,457	$203,739,489	$119,005,023
Investments – affiliated, at cost (Note 3)	27,356,612	—	—	—
Total investments, at cost	136,316,591	243,925,457	203,739,489	119,005,023
Net unrealized appreciation (depreciation) – unaffiliated	2,053,405	4,570,262	1,859,375	4,047,498
Net unrealized appreciation (depreciation) – affiliated (Note 3)	(19,443)	—	—	—
Total net unrealized appreciation (depreciation)	2,033,962	4,570,262	1,859,375	4,047,498
Investments – unaffiliated, at market value	111,013,384	248,495,719	205,598,864	123,052,521
Investments – affiliated, at market value (Note 3)	27,337,169	—	—	—
Total investments, at market value	138,350,553	248,495,719	205,598,864	123,052,521
Cash deposit at broker – futures contracts (Note 6)	—	—	89,823	—
Gross unrealized appreciation – futures contracts (Note 6)	342,163	2,820,153	—	499,665
Receivables:
Investments sold	1,858	888,400	567,291	3,030,168
Fund shares sold	37,862	1,161,543	284,296	2,888,500
Interest and dividends	754,032	1,673,273	1,636,951	758,975
Prepaid expenses and other assets	37,805	33,668	32,782	45,087
Total Assets	139,524,273	255,072,756	208,210,007	130,274,916
LIABILITIES
Cash collateral from broker – futures contracts (Note 6)	2,712	1,275,342	—	37,850
Gross unrealized depreciation – futures contracts (Note 6)	—	8,847	—	89,102
Payables:
Investments purchased	550,886	2,219,961	1,000,000	2,460,674
Fund shares redeemed	13,205	51,512	557,186	22,669
Distribution to shareholders	94,286	403,222	437,522	234,904
Accrued Liabilities:
Investment advisory fees, net	27,271	60,258	67,168	36,253
Service fees	5,665	169	72	34
Administration, accounting and transfer agent fees	6,897	11,709	12,170	6,278
Business management fees	5,665	10,043	8,396	5,173
Trustee fees	501	1,196	793	526
Distribution fees	740	—	—	—
Professional fees	21,353	22,132	22,079	17,926
Custodian fees	1,415	2,206	2,704	1,268
Other liabilities	3,849	16,777	11,533	12,344
Total Liabilities	734,445	4,083,374	2,119,623	2,925,001
NET ASSETS	$138,789,828	$250,989,382	$206,090,384	$127,349,915
COMPONENTS OF NET ASSETS
Paid-in capital	$137,852,351	$243,184,542	$208,761,859	$122,889,030
Total distributable earnings (loss)	937,477	7,804,840	(2,671,475)	4,460,885
NET ASSETS	$138,789,828	$250,989,382	$206,090,384	$127,349,915

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$246,073,532	$204,326,473	$126,466,370
Shares outstanding (unlimited shares authorized)	—	24,069,807	21,339,805	12,479,211
Net asset value per share	$—	$10.22	$9.57	$10.13
Investor Shares:
Net assets	$135,174,919	$4,915,850	$1,763,911	$883,545
Shares outstanding (unlimited shares authorized)	12,611,216	480,841	184,264	87,180
Net asset value per share	$10.72	$10.22	$9.57	$10.13
Advisor Shares:
Net assets	$3,614,909	$—	$—	$—
Shares outstanding (unlimited shares authorized)	344,701	—	—	—
Net asset value per share	$10.49	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2019

				BROWN
				ADVISORY –
	BROWN	BROWN	BROWN	WMC
	ADVISORY	ADVISORY	ADVISORY	STRATEGIC
	MARYLAND	TAX-EXEMPT	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$176,165,188	$929,697,956	$274,924,739	$411,300,093
Net unrealized appreciation (depreciation)	4,966,944	25,982,103	6,448,197	80,507,215
Total investments, at market value	181,132,132	955,680,059	281,372,936	491,807,308
Foreign currency (Cost of $—, $—, $— and $444,212, respectively.)	—	—	—	444,288
Gross unrealized appreciation – futures contracts (Note 6)	—	—	1,262,584	—
Receivables:
Investments sold	—	—	33,161,735	1,726,512
Fund shares sold	799,801	11,093,357	45,000	734,365
Interest and dividends	2,536,477	6,257,782	1,328,957	3,403,100
Prepaid expenses and other assets	10,635	91,454	38,536	43,626
Total Assets	184,479,045	973,122,652	317,209,748	498,159,199
LIABILITIES
Cash collateral from broker – futures contracts (Note 6)	—	—	297,291	—
Gross unrealized depreciation – futures contracts (Note 6)	—	—	183,476	—
Payables:
Investments purchased	1,824,885	—	34,091,293	458,283
Fund shares redeemed	203,934	717,117	125,205	647,083
Distribution to shareholders	285,178	1,794,006	386,033	—
Accrued Liabilities:
Investment advisory fees	44,711	230,078	69,537	358,648
Service fees	7,452	769	10	3,113
Administration, accounting and transfer agent fees	7,144	29,748	16,920	16,954
Business management fees	7,452	38,347	11,589	19,925
Trustee fees	543	4,773	876	406
Distribution fees	—	—	—	1,532
Professional fees	21,369	24,399	22,632	24,291
Custodian fees	1,141	5,436	4,324	34,750
Other liabilities	3,592	50,233	6,138	27,869
Total Liabilities	2,407,401	2,894,906	35,215,324	1,592,854
NET ASSETS	$182,071,644	$970,227,746	$281,994,424	$496,566,345
COMPONENTS OF NET ASSETS
Paid-in capital	$178,264,589	$949,507,098	$287,600,535	$418,565,098
Total distributable earnings (loss)	3,807,055	20,720,648	(5,606,111)	78,001,247
NET ASSETS	$182,071,644	$970,227,746	$281,994,424	$496,566,345

COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$950,832,371	$281,728,252	$470,902,810
Shares outstanding (unlimited shares authorized)	—	93,226,163	28,125,432	42,250,826
Net asset value per share	$—	$10.20	$10.02	$11.15
Investor Shares:
Net assets	$182,071,644	$19,395,375	$266,172	$18,100,175
Shares outstanding (unlimited shares authorized)	16,860,003	1,901,695	26,552	1,627,562
Net asset value per share	$10.80	$10.20	$10.02	$11.12
Advisor Shares:
Net assets	$—	$—	$—	$7,563,360
Shares outstanding (unlimited shares authorized)	—	—	—	685,814
Net asset value per share	$—	$—	$—	$11.03

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2019

		BROWN
	BROWN	ADVISORY –
	ADVISORY	BEUTEL
	EMERGING	GOODMAN
	MARKETS	LARGE-CAP
	SELECT FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$320,718,975	$277,502,281
Net unrealized appreciation (depreciation)	6,956,691	17,645,853
Total investments, at market value	327,675,666	295,148,134
Foreign currency (Cost of $464,700 and $—, respectively.)	464,799	—
Receivables:
Investments sold	762,665	—
Fund shares sold	2,046,703	1,611,465
Interest and dividends	1,717,034	354,798
Prepaid expenses and other assets	61,047	30,886
Total Assets	332,727,914	297,145,283
LIABILITIES
Payables:
Investments purchased	420,505	—
Fund shares redeemed	10,413	16,000
Accrued Liabilities:
Investment advisory fees	235,424	105,500
Service fees	647	—
Administration, accounting and transfer agent fees	10,725	7,568
Business management fees	13,079	11,722
Trustee fees	2,226	1,448
Distribution fees	33	—
Professional fees	29,973	18,677
Custodian fees	72,521	3,224
Other liabilities	10,086	18,549
Total Liabilities	805,632	182,688
NET ASSETS	$331,922,282	$296,962,595
COMPONENTS OF NET ASSETS
Paid-in capital	$338,660,318	$281,773,075
Total distributable earnings (loss)	(6,738,036)	15,189,520
NET ASSETS	$331,922,282	$296,962,595
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$326,692,596	$296,962,595
Shares outstanding (unlimited shares authorized)	34,968,268	28,354,879
Net asset value per share	$9.34	$10.47
Investor Shares:
Net assets	$5,062,730	$—
Shares outstanding (unlimited shares authorized)	542,889	—
Net asset value per share	$9.33	$—
Advisor Shares:
Net assets	$166,956	$—
Shares outstanding (unlimited shares authorized)	17,827	—
Net asset value per share	$9.37	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2019

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$9,387,975	$6,124,195	$2,404,363	$7,203,059
Less: foreign taxes withheld	(69,004)	(87,298)	(33,850)	(91,609)
Interest Income	1,171,127	145,124	73,224	523,722
Total investment income	10,490,098	6,182,021	2,443,737	7,635,172
EXPENSES
Investment advisory fees	12,048,451	2,037,313	548,299	5,497,756
Service fees – Investor Shares (Note 3)	1,925,151	484,284	95,448	286,889
Service fees – Advisor Shares (Note 3)	9,226	7,609	1,522	333,061
Business management fees	1,027,132	229,664	45,692	458,146
Administration, accounting and transfer agent fees	726,301	164,751	34,149	327,785
Miscellaneous expenses	160,729	46,059	28,066	113,422
Professional fees	152,814	50,409	26,626	79,264
Trustee fees	104,825	23,561	4,662	46,408
Distribution fees – Advisor Shares (Note 3)	15,377	12,682	2,536	555,101
Custody fees	63,909	14,924	4,243	36,148
Registration fees	59,665	38,906	41,453	113,743
Insurance fees	27,568	6,201	1,374	8,748
Total Expenses	16,321,148	3,116,363	834,070	7,856,471
NET INVESTMENT INCOME (LOSS)	(5,831,050)	3,065,658	1,609,667	(221,299)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	169,374,545	19,425,595	7,006,550	14,589,301
Net change in unrealized appreciation (depreciation) on investments	154,675,163	16,141,116	2,049,045	168,526,897
NET REALIZED AND UNREALIZED GAIN (LOSS)	324,049,708	35,566,711	9,055,595	183,116,198
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$318,218,658	$38,632,369	$10,665,262	$182,894,899

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2019

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$199,091	$4,965,520	$22,798,532	$2,222,584
Less: foreign taxes withheld	(2,182)	(47,514)	—	(169,144)
Interest Income	18,099	1,553,360	953,408	161,078
Total investment income	215,008	6,471,366	23,751,940	2,214,518
EXPENSES
Investment advisory fees	200,183	8,774,829	9,772,276	987,183
Service fees – Investor Shares (Note 3)	11,548	709,119	943,694	70,556
Service fees – Advisor Shares (Note 3)	—	26,378	27,809	—
Business management fees	15,399	516,166	574,840	75,937
Administration, accounting and transfer agent fees	14,324	366,831	399,533	57,495
Miscellaneous expenses	22,821	203,694	143,642	42,474
Professional fees	19,177	85,436	95,169	30,585
Trustee fees	1,513	52,732	59,591	7,645
Distribution fees – Advisor Shares (Note 3)	—	43,963	46,349	—
Custody fees	14,661	38,485	45,033	103,516
Registration fees	30,902	111,292	39,499	46,181
Insurance fees	120	11,685	17,568	976
Interest expense on line of credit	321	—	—	—
Total Expenses	330,969	10,940,610	12,165,003	1,422,548
Expenses waived by adviser – expense cap (Note 3)	(103,738)	—	—	(231,484)
Net Expenses	227,231	10,940,610	12,165,003	1,191,064
NET INVESTMENT INCOME (LOSS)	(12,223)	(4,469,244)	11,586,937	1,023,454
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	9,412	70,447,097	87,538,333	(3,182,936)
Net change in unrealized appreciation (depreciation) on investments	6,000,860	85,126,028	(151,351,080)	21,420,078
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,010,272	155,573,125	(63,812,747)	18,237,142
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$5,998,049	$151,103,881	$(52,225,810)	$19,260,596

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2019

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$48,791	$94,756	$—
Dividend income – affiliated (Note 3)	695,005	—	—	—
Interest Income	3,372,620	6,759,973	7,325,255	3,324,579
Total investment income	4,067,625	6,808,764	7,420,011	3,324,579
EXPENSES
Investment advisory fees	392,907	544,939	715,703	275,018
Service fees – Investor Shares (Note 3)	63,689	1,660	488	7,942
Service fees – Advisor Shares (Note 3)	1,795	—	—	—
Business management fees	65,485	90,823	89,463	45,836
Administration, accounting and transfer agent fees	67,795	113,997	136,528	56,881
Miscellaneous expenses	26,562	28,453	29,500	26,528
Professional fees	29,296	32,807	32,898	23,186
Trustee fees	7,001	9,041	8,972	4,540
Distribution fees – Advisor Shares (Note 3)	8,981	—	—	—
Custodian fees	7,188	12,209	11,787	6,455
Registration fees	31,128	47,406	41,948	35,405
Insurance fees	1,787	1,612	1,969	527
Total Expenses	703,614	882,947	1,069,256	482,318
Expenses waived by adviser – investments in affiliates (Note 3)	(76,301)	—	—	—
Previously waived expenses recovered by adviser (Note 3)	—	—	—	28,558
Net Expenses	627,313	882,947	1,069,256	510,876
NET INVESTMENT INCOME (LOSS)	3,440,312	5,925,817	6,350,755	2,813,703
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(720,949)	(356,547)	(1,413,117)	77,287
Investments – affiliated (Note 3)	(58,395)	—	—	—
Futures contracts (Note 6)	89,951	2,607,315	(38,160)	14,666
Net realized gain (loss)	(689,393)	2,250,768	(1,451,277)	91,953
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	3,937,651	6,249,050	2,851,831	4,796,699
Investments – affiliated (Note 3)	1,077,219	—	—	—
Futures contracts (Note 6)	342,163	2,320,423	70,497	420,347
Net change in unrealized appreciation (depreciation)	5,357,033	8,569,473	2,922,328	5,217,046
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,667,640	10,820,241	1,471,051	5,308,999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$8,107,952	$16,746,058	$7,821,806	$8,122,702
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2019

				BROWN
				ADVISORY –
	BROWN	BROWN	BROWN	WMC
	ADVISORY	ADVISORY	ADVISORY	STRATEGIC
	MARYLAND	TAX-EXEMPT	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$107,499	$12,572,853
Less: foreign taxes withheld	—	—	—	(1,183,848)
Interest Income	5,733,675	24,653,171	7,912,543	320,141
Total investment income	5,733,675	24,653,171	8,020,042	11,709,146
EXPENSES
Investment advisory fees	541,202	1,950,788	872,147	6,229,291
Service fees – Investor Shares (Note 3)	90,200	62,257	136	23,814
Service fees – Advisor Shares (Note 3)	—	—	—	14,030
Business management fees	90,200	325,131	145,358	346,072
Administration, accounting and transfer agent fees	81,472	257,857	183,754	250,220
Miscellaneous expenses	28,507	43,392	34,813	82,375
Professional fees	31,662	61,828	39,300	63,070
Trustee fees	9,113	32,557	14,842	33,897
Distribution fees – Advisor Shares (Note 3)	—	—	—	23,384
Custodian fees	5,804	22,020	24,976	305,523
Registration fees	7,245	97,028	35,049	49,488
Insurance fees	2,511	5,120	4,166	18,114
Interest expense on line of credit	133	—	—	17,549
Total Expenses	888,049	2,857,978	1,354,541	7,456,827
NET INVESTMENT INCOME (LOSS)	4,845,626	21,795,193	6,665,501	4,252,319
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(543,793)	(1,493,959)	(239,517)	45,646,473
Securities sold short	—	—	(103,907)	—
Futures contracts (Note 6)	—	—	1,265,488	—
Net realized gain (loss)	(543,793)	(1,493,959)	922,064	45,646,473
Net change in unrealized appreciation (depreciation) on:
Investments	5,517,531	26,180,265	10,346,945	(81,646,181)
Futures contracts (Note 6)	—	—	443,352	—
Net change in unrealized appreciation (depreciation)	5,517,531	26,180,265	10,790,297	(81,646,181)
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,973,738	24,686,306	11,712,361	(35,999,708)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$9,819,364	$46,481,499	$18,377,862	$(31,747,389)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2019

	BROWN
	BROWN	ADVISORY –
	ADVISORY	BEUTEL
	EMERGING	GOODMAN
	MARKETS	LARGE-CAP
	SELECT FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$9,289,494	$5,425,666
Less: foreign taxes withheld	(1,275,368)	(1,972)
Interest Income	244,361	134,088
Total investment income	8,258,487	5,557,782
EXPENSES
Investment advisory fees	3,017,643	971,420
Service fees – Investor Shares (Note 3)	35,304	—
Service fees – Advisor Shares (Note 3)	244	—
Business management fees	167,647	107,936
Administration, accounting and transfer agent fees	128,238	76,487
Miscellaneous expenses	82,846	29,164
Professional fees	48,258	31,530
Trustee fees	17,813	10,893
Distribution fees – Advisor Shares (Note 3)	406	—
Custodian fees	647,296	19,167
Registration fees	67,866	42,671
Insurance fees	8,466	1,610
Interest expense on line of credit	54,906	5,080
Total Expenses	4,276,933	1,295,958
NET INVESTMENT INCOME (LOSS)	3,981,554	4,261,824
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	35,869,933	(1,911,535)
Net change in unrealized appreciation (depreciation) on investments	(72,194,485)	21,553,306
NET REALIZED AND UNREALIZED GAIN (LOSS)	(36,324,552)	19,641,771
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(32,342,998)	$23,903,595

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$(5,831,050)	$(7,980,352)	$3,065,658	$1,623,165
Net realized gain (loss)	169,374,545	189,010,520	19,425,595	11,789,560
Net change in unrealized appreciation (depreciation)	154,675,163	301,958,936	16,141,116	63,268,737
Increase (Decrease) in Net Assets from Operations	318,218,658	482,989,104	38,632,369	76,681,462
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(31,938,112)	(23,141,509)	(4,982,976)	(643,925)
Investor Shares	(170,284,138)	(120,503,157)	(11,627,698)	(1,422,429)
Advisor Shares	(633,523)	(469,496)	(152,574)	(9,268)
Total Distributions from Earnings (Note 9)	(202,855,773)	(144,114,162)	(16,763,248)	(2,075,622)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,214,065,021	55,826,305	15,209,667	24,771,706
Investor Shares	173,036,435	242,524,550	37,630,673	24,311,427
Advisor Shares	1,736,644	1,099,275	173,850	746,297
Reinvestment of distributions:
Institutional Shares	25,119,029	18,263,760	4,128,381	294,182
Investor Shares	158,805,779	113,405,269	6,006,030	278,371
Advisor Shares	570,681	435,592	131,607	8,519
Redemption of shares:
Institutional Shares	(199,631,475)	(112,225,735)	(21,274,184)	(14,207,288)
Investor Shares	(1,199,080,020)	(352,089,999)	(31,566,261)	(73,507,427)
Advisor Shares	(2,115,835)	(1,740,283)	(2,321,621)	(1,163,850)
Redemption fees:
Institutional Shares	3,234	311	—	3
Investor Shares	2,185	1,329	—	82
Advisor Shares	4	96	3	95
Increase (Decrease) from Capital Share Transactions	172,511,682	(34,499,530)	8,118,145	(38,467,883)
Increase (Decrease) in Net Assets	287,874,567	304,375,412	29,987,266	36,137,957
NET ASSETS
Beginning of period	2,070,829,198	1,766,453,786	453,771,371	417,633,414
End of period	$2,358,703,765	$2,070,829,198	$483,758,637	$453,771,371
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	56,772,050	2,520,724	695,341	1,176,283
Investor Shares	7,510,920	11,032,342	1,758,262	1,192,054
Advisor Shares	78,798	50,292	8,068	34,532
Reinvestment of distributions:
Institutional Shares	1,280,930	865,991	213,265	14,123
Investor Shares	8,190,086	5,423,494	309,491	13,383
Advisor Shares	31,185	21,867	6,780	409
Redemption of shares:
Institutional Shares	(8,717,249)	(5,087,579)	(990,468)	(683,544)
Investor Shares	(56,836,557)	(16,142,426)	(1,470,632)	(3,549,882)
Advisor Shares	(96,472)	(84,091)	(105,832)	(56,568)
Increase (Decrease) in shares outstanding	8,213,691	(1,399,386)	424,275	(1,859,210)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$1,609,667	$1,770,507	$(221,299)	$(605,520)
Net realized gain (loss)	7,006,550	10,709,083	14,589,301	29,170,107
Net change in unrealized appreciation (depreciation)	2,049,045	(2,043,861)	168,526,897	78,562,772
Increase (Decrease) in Net Assets from Operations	10,665,262	10,435,729	182,894,899	107,127,359
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(3,458,904)	(1,429,024)	(14,400,593)	(4,421,769)
Investor Shares	(8,182,576)	(3,809,361)	(4,531,789)	(802,354)
Advisor Shares	(124,204)	(102,967)	(7,216,074)	(3,143,772)
Total Distributions from Earnings (Note 9)	(11,765,684)	(5,341,352)	(26,148,456)	(8,367,895)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,204,412	3,800,667	341,962,244	122,220,935
Investor Shares	2,199,841	3,156,796	358,637,346	79,916,263
Advisor Shares	46,946	11,604	33,138,882	32,423,797
Reinvestment of distributions:
Institutional Shares	3,219,492	1,168,517	10,630,756	3,046,077
Investor Shares	3,472,257	1,369,084	4,159,852	658,241
Advisor Shares	112,078	98,704	6,736,941	2,961,244
Redemption of shares:
Institutional Shares	(5,635,593)	(7,864,535)	(59,777,923)	(29,645,324)
Investor Shares	(9,087,646)	(23,608,528)	(128,921,185)	(25,813,176)
Advisor Shares	(220,207)	(1,561,239)	(32,840,757)	(29,567,360)
Redemption fees:
Institutional Shares	—	—	2,125	379
Investor Shares	—	20	7,666	848
Advisor Shares	15	—	351	759
Increase (Decrease) from Capital Share Transactions	(4,688,405)	(23,428,910)	533,736,298	156,202,683
Increase (Decrease) in Net Assets	(5,788,827)	(18,334,533)	690,482,741	254,962,147
NET ASSETS
Beginning of period	95,564,551	113,899,084	685,105,333	430,143,186
End of period	$89,775,724	$95,564,551	$1,375,588,074	$685,105,333
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	89,966	264,042	14,360,645	5,634,586
Investor Shares	167,988	218,695	15,163,632	3,662,250
Advisor Shares	3,826	800	1,408,385	1,527,066
Reinvestment of distributions:
Institutional Shares	258,861	80,076	505,024	144,982
Investor Shares	282,353	93,297	199,801	31,616
Advisor Shares	9,047	6,755	329,274	144,240
Redemption of shares:
Institutional Shares	(421,246)	(546,258)	(2,501,182)	(1,402,766)
Investor Shares	(662,890)	(1,629,814)	(5,473,465)	(1,177,511)
Advisor Shares	(15,743)	(108,542)	(1,438,394)	(1,445,494)
Increase (Decrease) in shares outstanding	(287,838)	(1,620,949)	22,553,720	7,118,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018*	2019	2018
OPERATIONS
Net investment income (loss)	$(12,223)	$(12,997)	$(4,469,244)	$(3,827,917)
Net realized gain (loss)	9,412	87,029	70,447,097	16,272,365
Net change in unrealized appreciation (depreciation)	6,000,860	1,457,376	85,126,028	110,459,513
Increase (Decrease) in Net Assets from Operations	5,998,049	1,531,408	151,103,881	122,903,961
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(251,515)	—	(18,857,505)	(6,328,426)
Investor Shares	(28,594)	—	(20,274,985)	(6,317,788)
Advisor Shares	—	—	(736,847)	(287,248)
Total Distributions from Earnings (Note 9)	(280,109)	—	(39,869,337)	(12,933,462)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	45,446,576	—	453,596,629	251,107,663
Investor Shares	4,870,115	20,644,989	84,662,520	141,526,587
Advisor Shares	—	—	3,596,032	3,086,119
Reinvestment of distributions:
Institutional Shares	175,744	—	17,134,301	5,632,861
Investor Shares	6,330	—	13,467,349	3,636,951
Advisor Shares	—	—	472,665	199,271
Redemption of shares:
Institutional Shares	(7,410,342)	—	(123,532,084)	(48,046,237)
Investor Shares	(24,847,122)	(798,980)	(124,299,139)	(60,450,109)
Advisor Shares	—	—	(9,409,409)	(20,641,592)
Redemption fees:
Institutional Shares	—	—	332	9,528
Investor Shares	—	77	9	316
Advisor Shares	—	—	308	120
Increase (Decrease) from Capital Share Transactions	18,241,301	19,846,086	315,689,513	276,061,478
Increase (Decrease) in Net Assets	23,959,241	21,377,494	426,924,057	386,031,977
NET ASSETS
Beginning of period	21,377,494	—	919,684,074	533,652,097
End of period	$45,336,735	$21,377,494	$1,346,608,131	$919,684,074
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,888,574	—	11,137,950	6,841,265
Investor Shares	411,866	1,955,128	4,315,251	7,365,046
Advisor Shares	—	—	188,531	171,520
Reinvestment of distributions:
Institutional Shares	17,435	—	504,201	150,581
Investor Shares	628	—	789,396	194,006
Advisor Shares	—	—	29,009	11,119
Redemption of shares:
Institutional Shares	(680,128)	—	(3,128,368)	(1,259,137)
Investor Shares	(2,071,357)	(72,793)	(6,245,404)	(3,155,860)
Advisor Shares	—	—	(480,780)	(1,183,625)
Increase (Decrease) in shares outstanding	1,567,018	1,882,335	7,109,786	9,134,915

*	Commenced operations October 2, 2017. The information presented is for the period from October 2, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$11,586,937	$5,201,123	$1,023,454	$334,758
Net realized gain (loss)	87,538,333	90,515,972	(3,182,936)	870,610
Net change in unrealized appreciation (depreciation)	(151,351,080)	48,605,436	21,420,078	7,505,020
Increase (Decrease) in Net Assets from Operations	(52,225,810)	144,322,531	19,260,596	8,710,388
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(61,245,393)	(16,278,424)	(320,277)	—
Investor Shares	(69,753,987)	(35,639,963)	(26,825)	(43,629)
Advisor Shares	(2,165,335)	(920,082)	—	—
Total Distributions from Earnings (Note 9)	(133,164,715)	(52,838,469)	(347,102)	(43,629)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	286,399,463	91,821,131	206,071,635	—
Investor Shares	64,699,564	129,081,238	59,641,568	41,258,390
Advisor Shares	1,897,188	4,185,998	—	—
Reinvestment of distributions:
Institutional Shares	41,165,697	11,905,214	87,785	—
Investor Shares	44,121,355	21,281,919	14,683	19,205
Advisor Shares	2,090,046	890,719	—	—
Redemption of shares:
Institutional Shares	(202,513,956)	(61,182,890)	(14,648,283)	—
Investor Shares	(311,577,993)	(172,896,660)	(122,987,577)	(3,185,671)
Advisor Shares	(17,532,405)	(6,814,344)	—	—
Redemption fees:
Institutional Shares	5,423	83	36	—
Investor Shares	9	836	157	—
Advisor Shares	261	34	—	—
Increase (Decrease) from Capital Share Transactions	(91,245,348)	18,273,278	128,180,004	38,091,924
Increase (Decrease) in Net Assets	(276,635,873)	109,757,340	147,093,498	46,758,683
NET ASSETS
Beginning of period	1,310,085,851	1,200,328,511	86,112,456	39,353,773
End of period	$1,033,449,978	$1,310,085,851	$233,205,954	$86,112,456
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,281,751	3,252,145	15,186,717	—
Investor Shares	2,606,432	4,590,806	4,223,089	3,053,558
Advisor Shares	71,572	147,739	—	—
Reinvestment of distributions:
Institutional Shares	1,856,445	416,146	7,172	—
Investor Shares	1,989,311	744,919	1,200	1,474
Advisor Shares	94,809	31,366	—	—
Redemption of shares:
Institutional Shares	(8,146,724)	(2,158,295)	(1,134,303)	—
Investor Shares	(11,298,838)	(6,120,611)	(9,212,269)	(246,142)
Advisor Shares	(689,443)	(242,164)	—	—
Increase (Decrease) in shares outstanding	(3,234,685)	662,051	9,071,606	2,808,890

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$3,440,312	$2,931,790	$5,925,817	$3,248,105
Net realized gain (loss)	(689,393)	(512,406)	2,250,768	(1,077,288)
Net change in unrealized appreciation (depreciation)	5,357,033	(2,578,104)	8,569,473	(1,564,891)
Increase (Decrease) in Net Assets from Operations	8,107,952	(158,720)	16,746,058	605,926
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(5,843,105)	(3,247,038)
Investor Shares	(3,236,114)	(2,930,957)	(107,565)	(80,086)
Advisor Shares	(84,055)	(80,947)	—	—
Total Distributions from Earnings (Note 9)	(3,320,169)	(3,011,904)	(5,950,670)	(3,327,124)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	134,263,932	42,259,249
Investor Shares	31,974,326	27,591,617	2,404,176	865,839
Advisor Shares	81,553	42,334	—	—
Reinvestment of distributions:
Institutional Shares	—	—	1,804,015	914,158
Investor Shares	928,274	776,065	72,245	50,718
Advisor Shares	57,663	44,524	—	—
Redemption of shares:
Institutional Shares	—	—	(22,004,981)	(26,826,272)
Investor Shares	(27,451,535)	(32,172,093)	(345,153)	(896,218)
Advisor Shares	(430,919)	(307,597)	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	1	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	5,159,363	(4,025,150)	116,194,234	16,367,474
Increase (Decrease) in Net Assets	9,947,146	(7,195,774)	126,989,622	13,646,276
NET ASSETS
Beginning of period	128,842,682	136,038,456	123,999,760	110,353,484
End of period	$138,789,828	$128,842,682	$250,989,382	$123,999,760
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	13,690,421	4,246,452
Investor Shares	3,079,002	2,634,707	241,142	86,723
Advisor Shares	8,014	4,147	—	—
Reinvestment of distributions:
Institutional Shares	—	—	183,175	92,154
Investor Shares	89,217	74,019	7,349	5,106
Advisor Shares	5,649	4,334	—	—
Redemption of shares:
Institutional Shares	—	—	(2,220,358)	(2,694,044)
Investor Shares	(2,642,447)	(3,073,377)	(35,530)	(90,812)
Advisor Shares	(42,328)	(29,898)	—	—
Increase (Decrease) in shares outstanding	497,107	(386,068)	11,866,199	1,645,579

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	STRATEGIC BOND FUND		SUSTAINABLE BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018*
OPERATIONS
Net investment income (loss)	$6,350,755	$3,738,451	$2,813,703	$612,584
Net realized gain (loss)	(1,451,277)	126,593	91,953	(95,567)
Net change in unrealized appreciation (depreciation)	2,922,328	(1,633,800)	5,217,046	(758,985)
Increase (Decrease) in Net Assets from Operations	7,821,806	2,231,244	8,122,702	(241,968)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,353,117)	(3,754,542)	(2,447,030)	—
Investor Shares	(35,886)	(5,508)	(359,798)	(607,063)
Total Distributions from Earnings (Note 9)	(6,389,003)	(3,760,050)	(2,806,828)	(607,063)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	91,338,915	75,949,692	137,251,390	—
Investor Shares	1,984,929	3,026	13,050,813	58,724,426
Reinvestment of distributions:
Institutional Shares	1,270,091	715,397	389,456	—
Investor Shares	35,545	5,481	121,617	87,382
Redemption of shares:
Institutional Shares	(30,848,146)	(48,641,279)	(16,988,816)	—
Investor Shares	(487,540)	(40,830)	(66,081,904)	(3,671,592)
Redemption fees:
Institutional Shares	150	1,150	—	—
Investor Shares	40	—	—	300
Increase (Decrease) from Capital Share Transactions	63,293,984	27,992,637	67,742,556	55,140,516
Increase (Decrease) in Net Assets	64,726,787	26,463,831	73,058,430	54,291,485
NET ASSETS
Beginning of period	141,363,597	114,899,766	54,291,485	—
End of period	$206,090,384	$141,363,597	$127,349,915	$54,291,485
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,600,905	7,918,222	14,165,832	—
Investor Shares	209,165	316	1,348,441	5,962,310
Reinvestment of distributions:
Institutional Shares	133,702	74,680	39,625	—
Investor Shares	3,739	572	12,602	8,943
Redemption of shares:
Institutional Shares	(3,241,949)	(5,081,400)	(1,726,246)	—
Investor Shares	(51,135)	(4,245)	(6,869,071)	(376,045)
Increase (Decrease) in shares outstanding	6,654,427	2,908,145	6,971,183	5,595,208

*	Commenced operations August 7, 2017. Information presented is for the period from August 7, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX-EXEMPT BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$4,845,626	$4,460,151	$21,795,193	$10,089,671
Net realized gain (loss)	(543,793)	(208,324)	(1,493,959)	(1,355,285)
Net change in unrealized appreciation (depreciation)	5,517,531	(1,885,045)	26,180,265	18,081
Increase (Decrease) in Net Assets from Operations	9,819,364	2,366,782	46,481,499	8,752,467
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(17,854,169)	—
Investor Shares	(4,845,626)	(4,460,151)	(3,941,024)	(10,089,715)
Total Distributions from Earnings (Note 9)	(4,845,626)	(4,460,151)	(21,795,193)	(10,089,715)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	1,049,625,643	—
Investor Shares	36,672,964	35,879,457	84,945,677	246,120,438
Reinvestment of distributions:
Institutional Shares	—	—	3,636,859	—
Investor Shares	1,358,666	1,054,555	957,286	2,167,523
Redemption of shares:
Institutional Shares	—	—	(129,045,070)	—
Investor Shares	(42,164,096)	(35,128,638)	(504,486,079)	(64,647,222)
Redemption fees:
Institutional Shares	—	—	782	—
Investor Shares	—	—	312	398
Increase (Decrease) from Capital Share Transactions	(4,132,466)	1,805,374	505,635,410	183,641,137
Increase (Decrease) in Net Assets	841,272	(287,995)	530,321,716	182,303,889
NET ASSETS
Beginning of period	181,230,372	181,518,367	439,906,030	257,602,141
End of period	$182,071,644	$181,230,372	$970,227,746	$439,906,030
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	105,870,655	—
Investor Shares	3,489,427	3,393,000	8,578,932	24,817,937
Reinvestment of distributions:
Institutional Shares	—	—	363,223	—
Investor Shares	128,831	99,934	96,722	218,428
Redemption of shares:
Institutional Shares	—	—	(13,007,715)	—
Investor Shares	(4,011,799)	(3,327,151)	(51,214,148)	(6,517,455)
Increase (Decrease) in shares outstanding	(393,541)	165,783	50,687,669	18,518,910

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
OPERATIONS
Net investment income (loss)	$6,665,501	$6,217,564	$4,252,319	$13,288,431
Net realized gain (loss)	922,064	(4,400,444)	45,646,473	89,857,660
Net change in unrealized appreciation (depreciation)	10,790,297	(1,464,547)	(81,646,181)	(45,676,197)
Increase (Decrease) in Net Assets from Operations	18,377,862	352,573	(31,747,389)	57,469,894
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(7,953,449)	(7,958,014)	(74,718,358)	(11,440,046)
Investor Shares	(7,313)	(9,960)	(1,440,449)	(101,939)
Advisor Shares	—	—	(877,353)	(150,711)
Total Distributions from Earnings (Note 9)	(7,960,762)	(7,967,974)	(77,036,160)	(11,692,696)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	42,679,230	39,751,492	153,465,228	339,470,651
Investor Shares	140,547	216,903	10,126,285	11,622,830
Advisor Shares	—	—	965,406	16,766,170
Reinvestment of distributions:
Institutional Shares	1,072,618	1,241,725	54,307,922	7,878,218
Investor Shares	7,312	9,914	1,336,888	90,587
Advisor Shares	—	—	832,723	144,260
Redemption of shares:
Institutional Shares	(73,075,085)	(75,445,993)	(558,385,244)	(641,379,961)
Investor Shares	(210,771)	(638,352)	(6,787,813)	(4,408,236)
Advisor Shares	—	—	(6,409,594)	(14,664,337)
Redemption fees:
Institutional Shares	—	—	172	1,843
Investor Shares	—	—	—	55
Advisor Shares	—	—	51	5
Increase (Decrease) from Capital Share Transactions	(29,386,149)	(34,864,311)	(350,547,976)	(284,477,915)
Increase (Decrease) in Net Assets	(18,969,049)	(42,479,712)	(459,331,525)	(238,700,717)
NET ASSETS
Beginning of period	300,963,473	343,443,185	955,897,870	1,194,598,587
End of period	$281,994,424	$300,963,473	$496,566,345	$955,897,870
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,411,309	4,037,680	14,506,240	26,506,741
Investor Shares	14,369	22,023	930,583	908,527
Advisor Shares	—	—	88,786	1,340,426
Reinvestment of distributions:
Institutional Shares	110,676	126,980	5,614,751	614,047
Investor Shares	755	1,011	138,631	7,066
Advisor Shares	—	—	87,135	11,332
Redemption of shares:
Institutional Shares	(7,540,833)	(7,741,968)	(52,569,893)	(50,042,495)
Investor Shares	(21,775)	(64,569)	(624,135)	(344,483)
Advisor Shares	—	—	(572,179)	(1,166,163)
Increase (Decrease) in shares outstanding	(3,025,499)	(3,618,843)	(32,400,081)	(22,165,002)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018*
OPERATIONS
Net investment income (loss)	$3,981,554	$10,115,149	$4,261,824	$664,783
Net realized gain (loss)	35,869,933	(780,021)	(1,911,535)	(418,544)
Net change in unrealized appreciation (depreciation)	(72,194,485)	(8,868,079)	21,553,306	(3,907,453)
Increase (Decrease) in Net Assets from Operations	(32,342,998)	467,049	23,903,595	(3,661,214)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(8,210,572)	(4,634,486)	(4,272,001)	—
Investor Shares	(1,023,238)	(1,520,480)	—	—
Advisor Shares	(5,109)	(1,572)	—	—
Total Distributions from Earnings (Note 9)	(9,238,919)	(6,156,538)	(4,272,001)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	220,418,141	268,323,043	181,152,872	158,358,440
Investor Shares	6,679,100	12,555,778	—	—
Advisor Shares	10,724	15,769	—	—
Reinvestment of distributions:
Institutional Shares	2,455,975	1,577,593	1,717,764	—
Investor Shares	889,506	1,425,207	—	—
Advisor Shares	5,109	1,571	—	—
Redemption of shares:
Institutional Shares	(371,214,620)	(139,753,965)	(56,543,596)	(3,694,661)
Investor Shares	(37,547,635)	(177,784,349)	—	—
Advisor Shares	(9,609)	(104,083)	—	—
Redemption fees:
Institutional Shares	3,838	87	—	1,396
Investor Shares	130	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(178,309,341)	(33,743,349)	126,327,040	154,665,175
Increase (Decrease) in Net Assets	(219,891,258)	(39,432,838)	145,958,634	151,003,961
NET ASSETS
Beginning of period	551,813,540	591,246,378	151,003,961	—
End of period	$331,922,282	$551,813,540	$296,962,595	$151,003,961
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	23,815,702	23,671,478	18,467,748	16,152,897
Investor Shares	717,214	1,152,310	—	—
Advisor Shares	1,139	1,423	—	—
Reinvestment of distributions:
Institutional Shares	291,337	142,382	185,951	—
Investor Shares	105,642	128,745	—	—
Advisor Shares	603	141	—	—
Redemption of shares:
Institutional Shares	(40,192,817)	(12,830,641)	(6,065,208)	(386,509)
Investor Shares	(4,078,896)	(15,549,972)	—	—
Advisor Shares	(1,017)	(9,249)	—	—
Increase (Decrease) in shares outstanding	(19,341,093)	(3,293,383)	12,588,491	15,766,388
*	Commenced operations February 13, 2018. Information presented is for the period from February 13, 2018 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to						Ratios to Average
			Operations(a)			Shareholders From						Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at	Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains	Investment		Realized		End of	Total	Period	Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/18	06/30/19	$23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	$24.80	16.69%	$1,523,633	(0.19)%	0.70%	0.70%	22%
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434	(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592	(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640	(0.12)	0.72	0.72	24
07/01/14	06/30/15	19.10	0.02	1.82	1.84	—	(0.61)	(0.61)	20.33	9.73	259,098	0.09	0.72	0.72	24

Investor Shares*
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388	(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180	(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383	(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472	(0.27)	0.87	0.87	24
07/01/14	06/30/15	19.07	(0.01)	1.81	1.80	—	(0.61)	(0.61)	20.26	9.54	2,143,325	(0.06)	0.87	0.87	24

Advisor Shares*
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683	(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215	(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479	(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304	(0.52)	1.12	1.12	24
07/01/14	06/30/15	18.51	(0.06)	1.76	1.70	—	(0.61)	(0.61)	19.60	9.28	44,587	(0.31)	1.12	1.12	24

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190	0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218	0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431	0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012	0.71	0.73	0.73	15
07/01/14	06/30/15	14.81	0.12	1.08	1.20	(0.09)	—	(0.09)	15.92	8.09	4,240	0.76	0.76	0.76	7

Investor Shares*
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917	0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109	0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360	0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456	0.56	0.88	0.88	15
07/01/14	06/30/15	14.79	0.10	1.07	1.17	(0.07)	—	(0.07)	15.89	7.92	268,569	0.61	0.91	0.91	7

Advisor Shares*
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652	0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445	0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842	0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168	0.31	1.13	1.13	15
07/01/14	06/30/15	14.77	0.06	1.07	1.13	(0.02)	—	(0.02)	15.88	7.68	11,540	0.36	1.16	1.16	7

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset	Assets at			Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/18	06/30/19	$14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	$14.15	13.12%	$26,449		1.87%	0.80%	0.80%	11%
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17
07/01/14	06/30/15	13.70	0.29	0.08	0.37	(0.30)	(0.63)	(0.93)	13.14	2.60	18,134		2.16	0.75	0.75	18

Investor Shares*
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17
07/01/14	06/30/15	13.69	0.27	0.08	0.35	(0.28)	(0.63)	(0.91)	13.13	2.45	183,001		2.01	0.90	0.90	18

Advisor Shares*
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17
07/01/14	06/30/15	13.67	0.24	0.07	0.31	(0.24)	(0.63)	(0.87)	13.11	2.19	3,148		1.76	1.15	1.15	18

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30
07/01/14	06/30/15	14.11	(0.02)	1.91	1.89	—	(0.31)	(0.31)	15.69	13.50	67,789		(0.11)	0.75	0.75	37

Investor Shares*
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30
07/01/14	06/30/15	14.06	(0.04)	1.90	1.86	—	(0.31)	(0.31)	15.61	13.34	11,206		(0.26)	0.90	0.90	37

Advisor Shares*
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30
07/01/14	06/30/15	14.00	(0.07)	1.88	1.81	—	(0.31)	(0.31)	15.50	13.03	137,410		(0.51)	1.15	1.15	37

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of	Investment			Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/02/18^	06/30/19	$11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	$13.14	16.36%	$42,404		(0.00)%	0.70%	1.04%	46%

Investor Shares*
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32
07/01/14	06/30/15	35.85	(0.18)	4.45	4.27	—	(4.21)	(4.21)	35.91	12.98	12,841		(0.51)	0.99	0.99	28

Investor Shares*
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32
07/01/14	06/30/15	18.04	(0.11)	2.24	2.13	—	(2.12)	(2.12)	18.05	12.86	262,426		(0.66)	1.14	1.14	28

Advisor Shares*
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32
07/01/14	06/30/15	17.39	(0.15)	2.15	2.00	—	(2.04)	(2.04)	17.35	12.54	6,348		(0.91)	1.39	1.39	28

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30
07/01/14	06/30/15	23.96	0.10	0.86	0.96	(0.14)	(1.17)	(1.31)	23.61	4.04	75,994		0.43	0.98	0.98	26

Investor Shares*
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30
07/01/14	06/30/15	23.94	0.07	0.86	0.93	(0.11)	(1.17)	(1.28)	23.59	3.90	748,003		0.28	1.13	1.13	26

Advisor Shares*
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30
07/01/14	06/30/15	23.87	0.01	0.85	0.86	(0.08)	(1.17)	(1.25)	23.48	3.61	58,583		0.03	1.38	1.38	26

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
10/31/18^	06/30/19	$13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	$15.24	16.38%	$214,263		0.71%	0.75%	0.88%	23%

Investor Shares*
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68
07/01/14	06/30/15	10.74	0.19	(0.08)	0.11	(0.22)	—	(0.22)	10.63	1.01	140,006		1.78	0.45	0.50	130

Advisor Shares*
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68
07/01/14	06/30/15	10.53	0.16	(0.08)	0.08	(0.19)	—	(0.19)	10.42	0.78	9,608		1.53	0.70	0.75	130

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218
10/30/14^	06/30/15	10.00	0.13	(0.19)	(0.06)	(0.11)	—	(0.11)	9.83	(0.60)	73,735		1.89	0.54	0.54	235

Investor Shares*
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218
10/30/14^	06/30/15	10.00	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)	9.83	(0.63)	9,081		1.84	0.59	0.59	235

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY STRATEGIC BOND FUND:

Institutional Shares*
07/01/18	06/30/19	$9.51	0.34	0.05	0.39	(0.33)	—	(0.33)	$9.57	4.23%	$204,326		3.55%	0.60%	0.60%	115%
07/01/17	06/30/18	9.61	0.27	(0.10)	0.17	(0.27)	—	(0.27)	9.51	1.80	141,150		2.85	0.70	0.67	200
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—	(0.23)	9.61	3.92	114,651		2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—	(0.47)	9.47	1.18	39,211		3.21	0.70	0.73	288
10/31/14^	06/30/15	10.07	0.16	(0.35)	(0.19)	(0.05)	—	(0.05)	9.83	(1.85)	59,680		2.42	0.70	0.72	317

Investor Shares*
07/01/18	06/30/19	9.51	0.33	0.06	0.39	(0.33)	—	(0.33)	9.57	4.18	1,764		3.50	0.65	0.65	115
07/01/17	06/30/18	9.61	0.25	(0.10)	0.15	(0.25)	—	(0.25)	9.51	1.54	214		2.60	0.95	0.92	200
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—	(0.20)	9.61	3.65	248		2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—	(0.43)	9.47	0.84	865		2.96	0.95	0.98	288
07/01/14	06/30/15	10.04	0.19	(0.37)	(0.18)	(0.04)	—	(0.04)	9.82	(1.80)	1,692		1.91	1.21	1.22	317

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)	(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80
07/01/14	06/30/15	10.82	0.18	(0.12)	0.06	(0.18)	(0.05)	(0.23)	10.65	0.58	199,469		1.66	0.49	0.49	61

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—	(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119
07/01/14	06/30/15	10.03	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.93	0.78	224,154		1.78	0.50	0.50	109

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)

				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/18	06/30/19	$9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	$10.02	6.72%	$281,728		2.29%	0.47%	0.47%	200%
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)	(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244
07/01/14	06/30/15	10.16	0.27	0.01	0.28	(0.30)	(0.08)	(0.38)	10.06	2.74	206,299		2.68	0.47	0.47	147

Investor Shares*
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)	(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244
07/01/14	06/30/15	10.16	0.27	—	0.27	(0.29)	(0.08)	(0.37)	10.06	2.68	28,649		2.63	0.52	0.52	147

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31
07/01/14	06/30/15	10.46	0.14	(0.29)	(0.15)	(0.11)	—	(0.11)	10.20	(1.42)	240,182		1.35	1.13	1.13	48

Investor Shares*
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31
07/01/14	06/30/15	10.45	0.12	(0.29)	(0.17)	(0.09)	—	(0.09)	10.19	(1.56)	25,840		1.20	1.28	1.28	48

Advisor Shares*
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31
07/01/14	06/30/15	10.44	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	10.17	(1.78)	1,076		0.95	1.53	1.53	48

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/18	06/30/19	$10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	$9.34	(3.35)%	$326,693		1.20%	1.26%	1.26%	131%
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19
07/01/14	06/30/15	10.22	0.13	(0.46)	(0.33)	(0.15)	—	(0.15)	9.74	(3.22)	268,530		1.31	1.22	1.22	22

Investor Shares*
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19
07/01/14	06/30/15	10.21	0.11	(0.45)	(0.34)	(0.14)	—	(0.14)	9.73	(3.33)	155,919		1.16	1.37	1.37	22

Advisor Shares*
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19
07/01/14	06/30/15	10.18	0.09	(0.46)	(0.37)	(0.11)	—	(0.11)	9.70	(3.60)	942		0.91	1.62	1.62	22

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. Prior to July 1, 2018, Brown Advisory Strategic Bond Fund Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively.  The increase in the portfolio turnover rate for the Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.
(e)	Less than $0.005/share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2019

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,
•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,
•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,
•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,
•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,
•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,
•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,
•	Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”) seeks to achieve capital appreciation and income with a low correlation to interest rate movements,
•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,
•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,
•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

The Funds commenced operations as follows:

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Total Return	10/30/2014	10/30/2014	—
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Strategic Bond[1]	10/31/2014	9/30/2011	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Sustainable Bond	7/2/2018	8/7/2017	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Maryland Bond	—	12/21/2000	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Mortgage Securities	5/13/2014	12/26/2013	—
Small-Cap				WMC Strategic
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	European Equity	10/21/2013	10/21/2013	10/21/2013
Global Leaders	10/31/2018	7/1/2015	—	Emerging Markets Select[2]	12/12/2012	12/12/2012	12/12/2012
Intermediate Income	—	11/2/1995	5/13/1991	Beutel Goodman
				Large-Cap Value	2/13/2018	—	—

[1]	Prior to July 1, 2018, Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively.
[2]	Known as Brown Advisory – Somerset Emerging Markets Fund prior to February 25, 2019.

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Notes to Financial Statements
June 30, 2019

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies (open-ended mutual funds) are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus

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Notes to Financial Statements
June 30, 2019

providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2019, the Small-Cap Growth Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total market value of such securities held as of June 30, 2019, was $2,403,334 or 0.2% of Small-Cap Growth Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2019:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,200,082,302	$—	$—
REIT^	92,074,903	—	—
Short-Term Investments	65,816,903	—	—
Total Investments	$2,357,974,108	$—	$—

Flexible Equity Fund
Common Stocks	$463,785,264	$—	$—
REIT^	12,815,616	—	—
Short-Term Investments	6,831,305	—	—
Total Investments	$483,432,185	$—	$—

Equity Income Fund
Common Stocks	$80,471,984	$—	$—
REIT^	6,545,402	—	—
Short-Term Investments	2,873,953	—	—
Total Investments	$89,891,339	$—	$—

Sustainable Growth Fund
Common Stocks	$1,265,941,222	$—	$—
REIT^	61,447,652	—	—
Short-Term Investments	41,319,174	—	—
Total Investments	$1,368,708,048	$—	$—

Mid-Cap Growth Fund
Common Stocks	$42,152,798	$—	$—
REIT^	1,005,484	—	—
Short-Term Investments	1,871,751	—	—
Total Investments	$45,030,033	$—	$—

Small-Cap Growth Fund
Common Stocks	$1,261,771,118	$—	$—
Private Placements	—	—	2,403,334
Short-Term Investments	104,924,940	—	—
Total Investments	$1,366,696,058	$—	$2,403,334

Small-Cap Fundamental Value Fund
Common Stocks	$896,714,231	$—	$—
REIT^	60,870,536	—	—
Investment Companies	31,453,728	—	—
Short-Term Investments	42,562,829	—	—
Total Investments	$1,031,601,324	$—	$—

Global Leaders Fund
Common Stocks:
China	$4,988,719	$15,561,031	$—
France	—	6,663,739	—
Germany	—	12,003,838	—
India	—	6,862,866	—
Indonesia	—	6,187,036	—
Netherlands	—	7,190,303	—
Sweden	—	7,789,698	—
Switzerland	—	6,555,779	—
Taiwan	6,804,926	—	—
United Kingdom	—	16,573,900	—
United States	127,132,199	—	—
Short-Term Investments	8,922,477	—	—
Total Investments	$147,848,321	$85,388,190	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$38,582,909	$—
Asset Backed Securities	—	26,110,141	—
Mortgage Backed Securities	—	15,317,469	—
Municipal Bonds	—	7,549,409	—
U.S. Treasury Notes	—	22,108,871	—
Affiliated Mutual Funds	27,337,169	—	—
Short-Term Investments	1,344,585	—	—
Total Investments	$28,681,754	$109,668,799	$—
Futures Contracts – Long*	$342,163	$—	$—

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Notes to Financial Statements
June 30, 2019

	Level 1	Level 2	Level 3
Total Return Fund
Asset Backed Securities	$—	$80,675,271	$—
Corporate Bonds & Notes	—	73,574,762	—
Mortgage Backed Securities	—	62,320,654	—
Municipal Bonds	—	7,751,499	—
U.S. Treasury Notes	—	18,585,635	—
Preferred Stocks	1,125,084	—	—
Short-Term Investments	4,462,814	—	—
Total Investments	$5,587,898	$242,907,821	$—
Futures Contracts – Long*	$2,811,306	$—	$—

Strategic Bond Fund
Asset Backed Securities	$—	$99,829,049	$—
Corporate Bonds & Notes	—	59,149,272	—
Mortgage Backed Securities	—	32,587,547	—
Municipal Bonds	—	5,343,642	—
Preferred Stocks	1,432,407	—	—
Short-Term Investments	7,256,947	—	—
Total Investments	$8,689,354	$196,909,510	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$50,605,019	$—
Mortgage Backed Securities	—	40,763,650	—
Municipal Bonds	—	16,595,194	—
Asset Backed Securities	—	10,101,420	—
Foreign Government Bonds	—	3,442,735	—
U.S. Treasury Notes	—	1,532,059	—
Short-Term Investments	12,444	—	—
Total Investments	$12,444	$123,040,077	$—
Futures Contracts – Long*	$499,665	$—	$—
Futures Contracts – Short*	$(89,102)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$178,973,148	$—
Short-Term Investments	2,158,984	—	—
Total Investments	$2,158,984	$178,973,148	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$934,423,526	$—
Short-Term Investments	21,256,533	—	—
Total Investments	$21,256,533	$934,423,526	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$247,436,305	$—
Asset Backed Securities	—	16,104,457	—
Municipal Bonds	—	7,435,295	—
U.S. Treasury Notes	—	2,991,269	—
Purchased Options	44,531	—	—
Preferred Stocks	2,189,963	—	—
Short-Term Investments	5,171,116	—	—
Total Investments	$7,405,610	$273,967,326	$—
Futures Contracts – Long*	$1,262,584	$—	$—
Futures Contracts – Short*	$(183,476)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$1,956,049	$—
Belgium	—	13,102,652	—
Denmark	761,079	13,315,522	—
Finland	—	7,736,401	—
France	2,672,479	74,247,133	—
Germany	2,783,386	58,548,764	—
Ireland	—	2,883,584	—
Italy	—	2,375,153	—
Netherlands	—	46,615,807	—
Portugal	—	8,199,240	—
Spain	2,433,516	7,003,833	—
Sweden	—	54,350,047	—
Switzerland	—	66,825,241	—
United Kingdom	—	109,567,643	—
Preferred Stocks	—	3,207,213	—
Short-Term Investments	13,222,566	—	—
Total Investments	$21,873,026	$469,934,282	$—

Emerging Markets Select Fund
Common Stocks:
Australia	$—	$2,100,625	$—
China	23,664,014	85,584,939	—
Czech Republic	—	3,252,867	—
Hungary	—	1,357,153	—
India	—	35,334,267	—
Indonesia	—	5,166,583	—
Malaysia	—	5,843,234	—
Philippines	—	2,548,746	—
Russia	3,659,194	9,366,597	—
Singapore	—	12,078,046	—
South Africa	—	4,507,449	—
South Korea	—	43,611,061	—
Taiwan	—	35,065,977	—
Thailand	—	8,725,360	—
Turkey	—	5,058,387	—
United Arab Emirates	—	3,505,097	—
United Kingdom	—	6,781,304	—
United States	7,633,557	—	—
Preferred Stocks:
Brazil	5,255,230	—	—
South Korea	—	4,047,260	—
Exchange Traded Funds	1,180,428	—	—
Short-Term Investments	12,348,291	—	—
Total Investments	$53,740,714	$273,934,952	$—

Beutel Goodman Large-Cap Value Fund
Common Stocks	$285,305,996	$—	$—
Short-Term Investments	9,842,138	—	—
Total Investments	$295,148,134	$—	$—
^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of June 30, 2019.

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Notes to Financial Statements
June 30, 2019

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2018	$131,192	$2,450,871
Acquisitions / Purchases	—	3,000
Distributions / Returns of Capital	—	(378,000)
Realized Gains	341,572	366,331
Change in Unrealized Appreciation	—	(38,868)
Dispositions/Sales	(472,764)	—
Balance as June 30, 2019	$—	$2,403,334

Contingent Value Rights – The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. On September 10, 2018, the Fund received $472,674 from Shire PLC in exchange for the CVR. The Fund recognized realized gains of $341,572 in connection with the disposition of the CVR.

Private Placements – The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

	Asset Backed Securities
	Intermediate	Total	Strategic	Mortgage
	Income Fund	Return Fund	Bond Fund	Securities Fund
Balance as of June 30, 2018	$1,131,822	$1,153,813	$871,021	$2,119,829
Accrued discounts/premiums	(11,782)	(10,834)	(6,745)	(12,668)
Paydowns	—	—	(7,970)	—
Realized gain (loss)	(25,480)	(24,731)	(15,943)	(48,586)
Change in unrealized appreciation (depreciation)	20,048	18,697	11,605	38,251
Sales	(650,792)	(719,510)	(573,678)	(2,096,826)
Transfers out of Level 3 and into Level 2	(463,816)	(417,435)	(278,290)	—
Balance as of June 30, 2019	$—	$—	$—	$—

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund.  Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods.  In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

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Notes to Financial Statements
June 30, 2019

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.  None of the Funds, other than Mortgage Securities Fund, purchased, sold or wrote any options during the year ended June 30, 2019.  Mortgage Securities Fund purchased options during the year and holds purchased options as of the date of this report.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”).  TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Distributions to Shareholders – For the Maryland Bond Fund and Tax-Exempt Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly.  Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.  If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

H. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

I. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2016-2018) as of June 30, 2019 or are expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

J. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is

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Notes to Financial Statements
June 30, 2019

charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

K. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; such securities will continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018 and has been adopted by the Funds as of July 1, 2019.  Additional information regarding the impact of this change in accounting principle will be included in the Funds’ December 31, 2019 Semi-Annual Report.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (the “Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee

Growth Equity and	First $1.5 billion	0.60%	Flexible Equity*	First $150 million	0.50%
Sustainable Growth*	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

*
From July 1, 2018 through September 11, 2018, the Adviser voluntarily lowered its management fee by implementing a new breakpoint structure (previously, the management fee was 0.60% of average daily net assets). Effective September 12, 2018, the Adviser contractually lowered its management fee under the same breakpoint structure.

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Intermediate Income	0.30%	Emerging Markets Select[2,3,4]	0.90%
Total Return	0.30%	Beutel Goodman Large-Cap Value[5]	0.45%
Strategic Bond	0.40%

[1]	Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and makes investment decisions on its behalf. BAL is compensated for its services by the Adviser.
[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Prior to February 25, 2019, Somerset Capital Management LLP (“Somerset”) served as the sole sub-adviser to the Fund and made investment decisions on its behalf.  Somerset was compensated for its services by the Adviser.

[5]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

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Notes to Financial Statements
June 30, 2019

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Global Leaders*	0.75%	0.90%	1.15%
Intermediate Income, Total Return,
Sustainable Bond, Maryland Bond, Tax-Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Strategic Bond	0.65%	0.70%	0.95%
WMC Strategic European Equity and Emerging Markets Select	1.60%	1.75%	2.00%

*	Prior to November 1, 2018, the expense caps for the Institutional Shares, Investor Shares, and Advisor Shares of the Global Leaders Fund were 0.70%, 0.85%, and 1.10%, respectively.

During the year ended June 30, 2019, the Adviser waived $103,738 in expenses for the Mid-Cap Growth Fund and $231,484 in expenses for Global Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2020	2021	2022	Total
Mid-Cap Growth Fund	N/A	$ 59,874	$103,738	$163,612
Global Leaders Fund	$99,017	138,801	231,484	469,302

During the year ended June 30, 2019, the Adviser recovered $28,558 of previously waived fees in the Sustainable Bond Fund.

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution Fees – Advisor Shares”. Prior to March 29, 2019, Quasar Distributors, LLC, an affiliate of the Administrator, served as principal underwriter and distributor of the Funds.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service Fees – Investor Shares” and “Service Fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2019, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $27,337,169, or 19.7% of the Intermediate Income Fund’s net assets.

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Notes to Financial Statements
June 30, 2019

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2019, the Intermediate Income Fund waived $76,301 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2019:

			Net	Change In		Unrealized
Beginning			Realized	Unrealized	Ending	Appreciation
Market Value	Purchases	Proceeds	Gains	Appreciation	Market Value	(Depreciation)	Dividend	Capital Gain
7/01/2018	at Cost	from Sales	(Losses)	(Depreciation)	6/30/2019	6/30/2019	Income	Distributions
$24,318,345	$3,000,000	$(1,000,000)	$(58,395)	$1,077,219	$27,337,169	$(19,443)	$695,005	$ —

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the year ended June 30, 2019, the Emerging Markets Select Fund engaged in securities purchases of $217,072. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2019 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$435,093,482	$482,028,843	Total Return	$307,458,955	$186,554,046
Flexible Equity	63,948,128	70,567,878	Strategic Bond	239,358,097	199,332,342
Equity Income	9,826,756	24,774,846	Sustainable Bond	127,096,760	58,621,116
Sustainable Growth	676,269,322	194,667,334	Maryland Bond	57,450,633	58,619,756
Mid-Cap Growth	30,311,686	13,968,784	Tax-Exempt Bond	827,464,940	337,242,219
Small-Cap Growth	676,028,188	434,232,594	Mortgage Securities	640,131,245	741,539,294
Small-Cap Fundamental Value	395,940,669	609,617,286	WMC Strategic European Equity	230,291,620	655,818,382
Global Leaders	154,931,374	33,275,813	Emerging Markets Select	432,232,139	630,602,255
Intermediate Income	114,585,081	104,330,705	Beutel Goodman Large-Cap Value	213,987,367	93,367,683

The Intermediate Income Fund purchased $38,241,745 and sold $39,948,677 in U.S. Government securities for the year ended June 30, 2019. The Total Return Fund purchased $34,795,908 and sold $16,643,314 in U.S. Government securities for the year ended June 30, 2019. The Sustainable Bond Fund purchased $30,644,477 and sold $30,752,044 in U.S. Government securities for the year ended June 30, 2019. The Mortgage Securities Fund purchased $18,943,361 and sold $15,984,607 in U.S. Government securities for the year ended June 30, 2019. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

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Notes to Financial Statements
June 30, 2019

Note 5. Federal Income Tax and Distribution Information

At June 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,293,328,783	$278,577,796	$52,772,839	$996,079,467	$37,994,739	$1,045,528,343
Unrealized appreciation	1,079,698,735	214,224,179	37,733,172	381,426,166	8,363,081	366,419,978
Unrealized depreciation	(15,053,410)	(9,369,790)	(614,672)	(8,797,585)	(1,327,787)	(42,848,929)
Net unrealized app (dep)	1,064,645,325	204,854,389	37,118,500	372,628,581	7,035,294	323,571,049
Undistributed income	—	2,368,648	9,678	—	105,389	964,545
Undistributed capital gains	82,104,473	13,422,716	5,545,260	14,026,240	44,964	24,659,014
Total undistributed earnings	82,104,473	15,791,364	5,554,938	14,026,240	150,353	25,623,559
Other accumulated gains (losses)	(2,356,831)	13	—	—	—	—
Total distributable earnings (losses)	$1,144,392,967	$220,645,766	$42,673,438	$386,654,821	$7,185,647	$349,194,608

	Small-Cap	Global	Intermediate	Total	Strategic	Sustainable
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$863,217,659	$197,977,745	$136,316,591	$243,928,042	$203,742,201	$119,005,754
Unrealized appreciation	240,954,158	38,580,203	2,645,118	5,304,074	2,521,600	4,188,751
Unrealized depreciation	(72,570,493)	(3,321,437)	(611,156)	(736,397)	(664,937)	(141,984)
Net unrealized app (dep)	168,383,665	35,258,766	2,033,962	4,567,677	1,856,663	4,046,767
Undistributed income	—	936,191	94,560	2,226,186	518,382	519,147
Undistributed capital gains	27,229,520	—	—	1,414,199	—	129,875
Total undistributed earnings	27,229,520	936,191	94,560	3,640,385	518,382	649,022
Other accumulated gains (losses)	—	(3,013,215)	(1,191,045)	(403,222)	(5,046,520)	(234,904)
Total distributable earnings (losses)	$195,613,185	$33,181,742	$937,477	$7,804,840	$(2,671,475)	$4,460,885

						Beutel
	Maryland	Tax-	Mortgage	WMC Strategic	Emerging	Goodman
	Bond	Exempt	Securities	European	Markets	Large-Cap
	Fund	Bond Fund	Fund	Equity Fund	Select Fund	Value Fund
Cost of investments	$176,165,188	$929,827,424	$275,075,130	$429,107,744	$320,989,938	$286,658,154
Gross unrealized appreciation	5,261,238	27,655,436	8,412,963	92,701,543	20,903,949	28,711,321
Gross unrealized depreciation	(294,294)	(1,802,801)	(2,115,157)	(30,001,979)	(14,218,221)	(20,221,341)
Net unrealized app (dep)	4,966,944	25,852,635	6,297,806	62,699,564	6,685,728	8,489,980
Undistributed income	285,238 ^	1,793,846 ^	459,035	4,318,580	1,319,782	5,267,009
Undistributed capital gains	—	—	—	10,992,308	—	1,432,531
Total undistributed earnings	285,238 ^	1,793,846 ^	459,035	15,310,888	1,319,782	6,699,540
Other accumulated gains (losses)	(1,445,127)	(6,925,833)	(12,362,952)	(9,205)	(14,743,546)	—
Total distributable earnings (losses)	$3,807,055	$20,720,648	$(5,606,111)	$78,001,247	$(6,738,036)	$15,189,520

^  Represents income that is exempt from federal income taxes.

The differences between tax basis and book basis amounts are primarily due to wash sales, post-October losses, post-December ordinary losses and distributions payable.

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Notes to Financial Statements
June 30, 2019

At June 30, 2019, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$2,356,831
Flexible Equity	—	—	—	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	—	—	—	—	—
Mid-Cap Growth	—	—	—	—	—
Small-Cap Growth	—	—	—	—	—
Small-Cap Fundamental Value	—	—	—	—	—
Global Leaders	3,012,651	—	3,012,651	—	—
Intermediate Income	—	1,096,759	1,096,759	—	—
Total Return	—	—	—	—	—
Strategic Bond	3,278,143	1,330,855	4,608,998	—	—
Sustainable Bond	—	—	—	—	—
Maryland Bond	178,094	981,855	1,159,949	—	—
Tax-Exempt Bond	1,700,045	3,431,782	5,131,827	—	—
Mortgage Securities	7,821,101	4,155,817	11,976,918	—	—
WMC Strategic European Equity	—	—	—	—	—
Emerging Markets Select	14,749,071	—	14,749,071	—	—
Beutel Goodman Large-Cap Value	—	—	—	—	—

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
Fund	2019	2018	2019	2018	2019	2018
Growth Equity	$—	$—	$—	$—	$202,855,773	$144,114,162
Flexible Equity	—	—	2,104,882	2,075,622	14,658,366	—
Equity Income	—	—	1,928,181	2,012,078	9,837,503	3,329,274
Sustainable Growth	—	—	1,432,651	—	24,715,805	8,367,895
Mid-Cap Growth	—	—	280,109	—	—	—
Small-Cap Growth	—	—	11,630,630	2,657,312	28,238,707	10,276,150
Small-Cap Fundamental Value	—	—	20,916,108	19,877,192	112,248,607	32,961,277
Global Leaders	—	—	347,102	43,629	—	—
Intermediate Income	—	—	3,320,169	3,011,904	—	—
Total Return	—	—	5,950,670	3,327,124	—	—
Strategic Bond	—	—	6,389,003	3,760,050	—	—
Sustainable Bond	—	—	2,806,828	607,063	—	—
Maryland Bond	4,779,731	4,411,293	65,895	48,858	—	—
Tax-Exempt Bond	21,013,692	9,857,181	781,501	232,534	—	—
Mortgage Securities	—	—	7,960,762	7,967,974	—	—
WMC Strategic European Equity	—	—	13,352,788	11,692,696	63,683,372	—
Emerging Markets Select	—	—	9,238,919	6,156,538	—	—
Beutel Goodman Large-Cap Value	—	—	4,272,001	—	—	—

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero for the year ended as of the date of this report.

U.S GAAP requires that certain components of net assets (presented on the Statements of Assets and Liabilities) be reclassified for permanent differences between financial reporting and tax reporting.  These reclassifications are primarily the result of net operating losses, investments in real estate investment trusts, foreign currency transactions, distribution reclassifications, and

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Notes to Financial Statements
June 30, 2019

income adjustments to asset-backed security transactions.  These reclassifications have no impact on the net assets of the Funds or the Funds’ NAV’s.  For the year ended June 30, 2019, the following reclassifications were made:

	Paid-in	Distributable		Paid-in	Distributable
Fund	Capital	Earnings (Loss)	Fund	Capital	Earnings (Loss)
Growth Equity	$16,578,132	$(16,578,132)	Total Return	$21,373	$(21,373)
Flexible Equity	1,181,568	(1,181,568)	Strategic Bond	—	—
Equity Income	876,861	(876,861)	Sustainable Bond	5,958	(5,958)
Sustainable Growth	1,901,654	(1,901,654)	Maryland Bond	—	—
Mid-Cap Growth	63,701	(63,701)	Tax-Exempt Bond	—	—
Small-Cap Growth	3,694,762	(3,694,762)	Mortgage Securities	—	—
Small-Cap Fundamental Value	15,740,643	(15,740,643)	WMC Strategic European Equity	13,086,016	(13,086,016)
Global Leaders	—	—	Emerging Markets Select	—	—
Intermediate Income	—	—	Beutel Goodman Large-Cap Value	780,860	(780,860)

Note 6. Futures Contracts

The Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the year ended June 30, 2019. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the market value of the futures contracts, the Funds may send or receive collateral to or from the broker.  Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral are included on the Statements of Assets and Liabilities as part of “Total investments, at market value”. These securities are tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts. At June 30, 2019, the Funds did not have any securities pledged in connection with open futures contracts.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

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Notes to Financial Statements
June 30, 2019

During the year ended June 30, 2019, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Intermediate Income	Interest Rate	$6,802,167	$—
Total Return	Interest Rate	54,771,118	(4,081,565)
Strategic Bond	Interest Rate	—	(3,131,066)
Sustainable Bond	Interest Rate	10,672,840	(7,548,885)
Mortgage Securities	Interest Rate	42,727,746	(54,867,195)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk.  Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of June 30, 2019, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of June 30, 2019 was 5.50% (prime rate). The following table shows the details of the Funds’ borrowing activity during the year ended June 30, 2019. Funds that are not listed did not utilize the line of credit during the period.

	Maximum		Total Interest	Average
	Outstanding	Average Daily	Expense	Annual
Fund	Balance	Balance	Incurred	Interest Rate
Mid-Cap Growth	$864,000	$6,066	$321	5.23%
Maryland Bond	303,000	2,490	133	5.25%
WMC Strategic European Equity	37,056,000	344,268	17,549	5.03%
Emerging Markets Select	35,961,000	1,008,203	54,906	5.37%
Beutel Goodman Large-Cap Value	11,083,000	91,093	5,080	5.50%

As of the date of this report, none of the Funds had any outstanding borrowings under the line of credit.

Note 8. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to June 30, 2019 that would require recognition or disclosure in these financial statements.

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Notes to Financial Statements
June 30, 2019

Note 9. SEC Disclosure Update and Simplification Release

The SEC Disclosure Update and Simplification Release has prescribed that distributions presented in the Statements of Changes in Net Assets will no longer be presented separately as from net investment income and net realized gain and will instead be shown only in total (except for distributions deemed to be a return of capital). For reference, prior year distributions which are no longer presented separately on the Statements of Changes in Net Assets as from net investment income and net realized gain were categorized as follows:

	Fiscal Year Ended June 30, 2018
	Net Investment Income			Net Realized Gain
	Institutional	Investor	Advisor	Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Shares	Shares	Shares
Growth Equity	—	—	—	23,141,509	120,503,157	469,496
Flexible Equity	643,925	1,422,429	9,268	—	—	—
Equity Income	512,185	1,236,776	24,423	916,839	2,572,585	78,544
Sustainable Growth	—	—	—	4,421,769	802,354	3,143,772
Mid-Cap Growth	—	—	—	—	—	—
Small-Cap Growth	1,427,349	1,204,104	25,859	4,901,077	5,113,684	261,389
Small-Cap Fundamental Value	2,681,377	4,805,086	62,036	13,597,047	30,834,877	858,046
Global Leaders	—	43,629	—	—	—	—
Intermediate Income	—	2,930,957	80,947	—	—	—
Total Return	3,247,038	80,086	—	—	—	—
Strategic Bond	3,754,542	5,508	—	—	—	—
Sustainable Bond	—	607,063	—	—	—	—
Maryland Bond	—	4,460,151	—	—	—	—
Tax-Exempt Bond	—	10,089,715	—	—	—	—
Mortgage Securities	7,958,014	9,960	—	—	—	—
WMC Strategic European Equity	11,440,046	101,939	150,711	—	—	—
Emerging Markets Select	4,634,486	1,520,480	1,572	—	—	—
Beutel Goodman Large-Cap Value	—	—	—	—	—	—

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Brown Advisory Funds
Baltimore, MD

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Mid-Cap Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund (formerly Brown Advisory – Somerset Emerging Markets Fund), and Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments, as of June 30, 2019, the related statements of operations, the statements of changes in net assets, financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2008.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2019

www.brownadvisory.com/mf

Expense Example For the Six Months Ended June 30, 2019 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2019 – June 30, 2019).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2019	June 30, 2019	During the Period*	June 30, 2019	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,264.00	$3.93	$1,021.32	$3.51	0.70%
Investor Shares	$1,000.00	$1,263.50	$4.77	$1,020.58	$4.26	0.85%
Advisor Shares	$1,000.00	$1,261.70	$6.17	$1,019.34	$5.51	1.10%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,198.10	$3.11	$1,021.97	$2.86	0.57%
Investor Shares	$1,000.00	$1,197.30	$3.92	$1,021.22	$3.61	0.72%
Advisor Shares	$1,000.00	$1,196.40	$5.28	$1,019.98	$4.86	0.97%

www.brownadvisory.com/mf

Expense Example For the Six Months Ended June 30, 2019 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2019	June 30, 2019	During the Period*	June 30, 2019	During the Period*	Ratio*
Equity Income Fund
Institutional Shares	$1,000.00	$1,194.10	$4.46	$1,020.73	$4.11	0.82%
Investor Shares	$1,000.00	$1,193.20	$5.27	$1,019.98	$4.86	0.97%
Advisor Shares	$1,000.00	$1,191.90	$6.63	$1,018.74	$6.11	1.22%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,254.90	$4.08	$1,021.17	$3.66	0.73%
Investor Shares	$1,000.00	$1,254.00	$4.92	$1,020.43	$4.41	0.88%
Advisor Shares	$1,000.00	$1,252.00	$6.31	$1,019.19	$5.66	1.13%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,314.00	$4.02	$1,021.32	$3.51	0.70%
Investor Shares	$1,000.00	$1,313.30	$4.88	$1,020.58	$4.26	0.85%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,311.60	$5.67	$1,019.89	$4.96	0.99%
Investor Shares	$1,000.00	$1,310.20	$6.53	$1,019.14	$5.71	1.14%
Advisor Shares	$1,000.00	$1,308.80	$7.96	$1,017.90	$6.95	1.39%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,145.70	$5.21	$1,019.93	$4.91	0.98%
Investor Shares	$1,000.00	$1,144.80	$6.01	$1,019.19	$5.66	1.13%
Advisor Shares	$1,000.00	$1,143.40	$7.33	$1,017.95	$6.90	1.38%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,202.80	$4.10	$1,021.08	$3.76	0.75%
Investor Shares	$1,000.00	$1,202.10	$4.91	$1,020.33	$4.51	0.90%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,049.60	$2.44	$1,022.41	$2.41	0.48%
Advisor Shares	$1,000.00	$1,048.40	$3.71	$1,021.17	$3.66	0.73%

Total Return Fund
Institutional Shares	$1,000.00	$1,070.40	$2.52	$1,022.36	$2.46	0.49%
Investor Shares	$1,000.00	$1,070.20	$2.77	$1,022.12	$2.71	0.54%

Strategic Bond Fund
Institutional Shares	$1,000.00	$1,040.30	$3.04	$1,021.82	$3.01	0.60%
Investor Shares	$1,000.00	$1,040.00	$3.29	$1,021.57	$3.26	0.65%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,065.70	$2.82	$1,022.07	$2.76	0.55%
Investor Shares	$1,000.00	$1,065.30	$3.07	$1,021.82	$3.01	0.60%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,044.70	$2.53	$1,022.32	$2.51	0.50%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,049.80	$2.19	$1,022.66	$2.16	0.43%
Investor Shares	$1,000.00	$1,049.50	$2.44	$1,022.41	$2.41	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,050.00	$2.34	$1,022.51	$2.31	0.46%
Investor Shares	$1,000.00	$1,049.80	$2.59	$1,022.27	$2.56	0.51%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,161.50	$5.52	$1,019.69	$5.16	1.03%
Investor Shares	$1,000.00	$1,159.50	$6.32	$1,018.94	$5.91	1.18%
Advisor Shares	$1,000.00	$1,158.60	$7.65	$1,017.70	$7.15	1.43%

www.brownadvisory.com/mf

Expense Example For the Six Months Ended June 30, 2019 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2019	June 30, 2019	During the Period*	June 30, 2019	During the Period*	Ratio*
Emerging Markets Select Fund
Institutional Shares	$1,000.00	$1,086.00	$6.72	$1,018.35	$6.51	1.30%
Investor Shares	$1,000.00	$1,086.10	$7.50	$1,017.60	$7.25	1.45%
Advisor Shares	$1,000.00	$1,084.50	$8.79	$1,016.36	$8.50	1.70%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,159.50	$3.21	$1,021.82	$3.01	0.60%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

www.brownadvisory.com/mf

Board of Trustees Approval of New Sub-Investment Advisory Agreements for the
Brown Advisory Emerging Markets Select Fund
(Unaudited)

In connection with the replacement of the sub-adviser previously used by Brown Advisory in connection with the Brown Advisory Emerging Markets Select Fund (the “Fund”), at a Special Meeting of the Board of Trustees held on February 20, 2019, the Board of Trustees approved the adoption of two new Sub-Advisory Agreements for use with respect to the Fund.  Specifically, the Board approved: (i) a new Sub-Advisory Agreement for use between Brown Advisory and Wellington Management Company LLC (“Wellington”) in connection with the assets of the Fund to be allocated by Brown Advisory to Wellington (the “Wellington Sub-Advisory Agreement”) and (ii) a new Sub-Advisory Agreement for use between Brown Advisory and Pzena Investment Management LLC (“Pzena”) in connection with the assets of the Fund to be allocated by Brown Advisory to Pzena (the “Pzena Sub-Advisory Agreement”). (Wellington and Pzena are referred to collectively herein as the “Sub-Advisers”). The shareholders of the Fund approved each of the Wellington Sub-Advisory Agreement and the Pzena Sub-Advisory Agreement at a Special Meeting of the Shareholders of the Fund that was held on April 29, 2019.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of both the Wellington Sub-Advisory Agreement and the Pzena Sub-Advisory Agreement, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of each of the Sub-Advisory Agreements, and it is the duty of the Brown Advisory and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve each of the Wellington Sub-Advisory Agreement and the Pzena Sub-Advisory Agreement, the Board of Trustees requested, and Brown Advisory and each of the Sub-Advisers provided, information and data relevant to the Board’s consideration. This included materials prepared by Brown Advisory and by each of the Sub-Advisers and by the Fund’s administrator that provided the Board with information regarding the investment performance of each of the Sub-Advisers’ separate accounts having similar investment objectives and strategies as the Fund, and information regarding the proposed sub-advisory fees.

The Board of Trustees met at an in-person meeting of the Board held on February 20, 2019 to consider matters with respect to the proposed new Sub-Advisory Agreements and the members of the Board reviewed and considered the proposed approval of each of the Sub-Advisory Agreements.  At this meeting, representatives of each of Wellington and Pzena reviewed for the members of the Board their firms’ respective experience and background in managing emerging markets securities, and they also reviewed information regarding the investment advisory process followed by their respective firms and the compliance programs of their firms. In addition, the members of the Board reviewed with each respective firm various matters with respect to the proposed sub-advisory services that they proposed to provide to the Fund with respect to their allocated assets.

The Board then undertook the consideration of various matters with respect to the proposed approval of each of the Sub-Advisory Agreements between Brown Advisory and the proposed new Sub-Advisers.  They considered various matters involving the respective services to be provided by each of Brown Advisory and the Sub-Advisers in connection with the management and operation of the Fund and they took note of the extensive oversight duties to be performed by Brown Advisory including investment management and compliance oversight of the operations of the proposed new Sub-Advisers.

The Board reviewed and evaluated the information that Brown Advisory and each of the Sub-Advisers had presented for the Board’s review.  Based on its review of all of the information, the Board determined that the proposed new Sub-Advisory Agreements were consistent with the best interests of the Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

1.  Approval of the Wellington Sub-Advisory Agreement

The factors considered by the Board with respect to the approval of the Wellington Sub-Advisory Agreement is set forth below:

The nature, extent and quality of the sub-investment advisory services to be provided.  The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund, as indicated by the nature and quality of services provided to its other managed accounts having a similar investment objective and strategy as the Fund, the professional qualifications and experience of the proposed portfolio manager for Wellington’s allocated portion of the Fund, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

www.brownadvisory.com/mf

Board of Trustees Approval of New Sub-Investment Advisory Agreements for the
Brown Advisory Emerging Markets Select Fund
(Unaudited)

The cost of sub-advisory services to be provided and the expected level of profitability.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Wellington and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds.  Accordingly, on the basis of the Board’s review of the fees to be charged by Wellington for sub-investment advisory services to be provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the current size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Wellington Sub-Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following their further discussion and consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Wellington Sub-Advisory Agreement.  It was noted that in making their determination, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory and Wellington.  In reaching their conclusion with respect to the approval of the Wellington Sub-Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Wellington to its other investment advisory clients and they found that these services will benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services to be provided by Wellington with respect to the Fund.  The Trustees also took into consideration the fact that Wellington currently sub-advises another Fund in the Trust and that Wellington had, until shortly before the Board meeting, also sub-advised another Fund in the Trust, and the Board took note of the fact that Wellington had managed these other Funds in a highly capable manner.

2.  Approval of the Pzena Sub-Advisory Agreement

The factors considered by the Board with respect to the approval of the Pzena Sub-Advisory Agreement is set forth below:

The nature, extent and quality of the sub-investment advisory services to be provided. The Trustees concluded that Pzena is capable of providing high quality sub-advisory services to the Fund, as indicated by the nature and quality of services provided to its other managed accounts having a similar investment objective and strategy as the Fund, the professional qualifications and experience of the proposed portfolio managers for Pzena’s allocated portion of the Fund, and Pzena’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Pzena, the Trustees concluded that Pzena is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

www.brownadvisory.com/mf

Board of Trustees Approval of New Sub-Investment Advisory Agreements for the
Brown Advisory Emerging Markets Select Fund
(Unaudited)

The cost of sub-advisory services to be provided and the expected level of profitability.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Pzena and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds.  Accordingly, on the basis of the Board’s review of the fees to be charged by Pzena for sub-investment advisory services to be provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the current size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Pzena and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Pzena from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Pzena from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Pzena Sub-Advisory Agreement, the Trustees determined that Pzena has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Pzena, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following their further discussion and consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Pzena Sub-Advisory Agreement.  It was noted that in making their determination, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory and Pzena.  In reaching their conclusion with respect to the approval of the Pzena Sub-Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Pzena to its other investment advisory clients and they found that these services will benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Pzena and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Pzena, reasonably reflected the nature and extent of the services to be provided by Pzena with respect to the Fund.

www.brownadvisory.com/mf

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisory.com/mf/how-to-invest.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	18	None.
Age: 76		Since 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since 2015
Suite 400	Trustee
Baltimore, MD 21231
Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	18	Director, SunTrust
Age: 67		Since 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(since 2011); Director,
Suite 400					BrightSphere
Baltimore, MD 21231					Investment Group
plc (asset management
holding company)
(since 2014); Director,
Eastman Kodak Co.
(printing equipment
and supplies company)
(2010 to 2013).
Thomas F. O’Neil III	Trustee	Indefinite Term;	Global Compliance Officer, Cigna Corporation	18	None.
Age: 62		Since 2012	(health services company) (since 2017), Formerly,
c/o Brown Advisory LLC			President, The Saranac Group LLC (strategic
901 South Bond Street			consulting firm) (2010 to 2016); Formerly,
Suite 400			Executive Vice Chairman (previously, Senior
Baltimore, MD 21231			Vice President, General Counsel and Secretary)
WellCare Health Plans, Inc.(managed healthcare
organization) (2008 to 2009); Formerly, Partner
and Joint Global Practice Group Leader, DLA
Piper US LLP (law firm) (2002 to 2008).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	18	None.
Age: 48		Since 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231
Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	18	Stanley Black &
Age: 61		Since 2012	Advisory Incorporated and affiliates (investment		Decker, Inc. (industrial
c/o Brown Advisory			management firm) (since 1993).
tools and hardware)
Incorporated
(since 2016).
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisory.com/mf

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	18	Director of Franklin
Age: 82	and Trustee	Since 2012	consulting) (since 1997); Formerly; Director of		Resources, Inc.
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment		(investment
901 South Bond Street			management firm) (2001 to 2012).		management firm)
Suite 400			(2005 to 2013).
Baltimore, MD 21231
Paul J. Chew	President/	Indefinite Term;	Chief Investment Officer, Brown Advisory	Not	Not
Age: 53	Principal	Since October 2018	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory	Executive		management firm) (since 1995).
Incorporated	Officer
901 South Bond Street
Suite 400	Senior Vice	2016 to
Baltimore, MD 21231	President	October 2018
Carey E. Taylor	Vice	Indefinite Term;	Chief Operating Officer of	Not	Not
Age: 31	President	Since 2015	Institutional Investing, Brown Advisory	Applicable.	Applicable.
c/o Brown Advisory			Incorporated and affiliates (investment
Incorporated			management firm) (since 2018); Formerly,
901 South Bond Street			Product Manager, Brown Advisory
Suite 400			Incorporated and affiliates (investment
Baltimore, MD 21231			management firm) (2013 to 2018).
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 40	Principal	Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 48		Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 43	Compliance	Since 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009).
901 South Bond Street	Anti-Money	Indefinite Term:
Suite 400	Laundering	Since 2012
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
Fund	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity	0.00%	0.00%	0.00%	0.00%	0.00%
Flexible Equity	0.00%	100.00%	100.00%	2.20%	39.35%
Equity Income	0.00%	100.00%	100.00%	2.76%	12.61%
Sustainable Growth	0.00%	100.00%	100.00%	3.20%	100.00%
Mid-Cap Growth	0.00%	56.98%	52.41%	3.31%	100.00%
Small-Cap Growth	0.00%	51.48%	47.80%	6.77%	67.52%
Small-Cap Fundamental Value	0.00%	100.00%	100.00%	3.58%	28.49%
Global Leaders	0.00%	100.00%	83.89%	2.82%	0.00%
Intermediate Income	0.00%	0.00%	0.00%	100.00%	0.00%
Total Return	0.00%	0.00%	0.00%	99.64%	0.00%
Strategic Bond	0.00%	0.00%	0.00%	100.00%	0.00%
Sustainable Bond	0.00%	0.00%	0.00%	97.11%	0.00%
Maryland Bond	98.64%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Bond	96.41%	0.00%	0.00%	100.00%	0.00%
Mortgage Securities	0.00%	0.00%	0.00%	100.00%	0.00%
WMC Strategic European Equity	0.00%	100.00%	0.00%	0.62%	0.00%
Emerging Markets Select	0.00%	100.00%	11.00%	1.76%	0.00%
Beutel Goodman Large-Cap Value	0.00%	65.23%	61.30%	1.63%	43.91%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

www.brownadvisory.com/mf

Special Meeting of Shareholders (Unaudited)

A special meeting of shareholders of Brown Advisory Emerging Markets Select Fund (the “Fund”) was held on April 29, 2019.  At the meeting, shareholders voted on two proposals: (1) to approve an investment sub-advisory agreement between Brown Advisory LLC and Wellington Management Company LLP on behalf of the Fund, and (2) to approve an investment sub-advisory agreement between Brown Advisory LLC and Pzena Investment Management LLC on behalf of the Fund.  The proposals were approved as follows:

	For	Against	Abstain
Proposal 1	17,216,759	41,341	1,560
Proposal 2	17,216,759	41,341	1,560

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	BIABX	115233470	BATBX	115233710	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	—	—	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$310,650	$325,450
Audit-Related Fees	N/A	N/A
Tax Fees	$50,400	$55,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Brown Advisory Funds

By (Signature and Title)*        /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    August 30, 2019

By (Signature and Title)*        /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    August 30, 2019

* Print the name and title of each signing officer under his or her signature.